Exhibit 10.102
EXECUTION VERSION
INTERPACE FUNDING LLC,
as Issuer
AVIS BUDGET CAR RENTAL, LLC,
as Administrator
JPMORGAN CHASE BANK, N.A.,
as Senior Administrative Agent
WELLS FARGO BANK N.A.,
as Junior Administrative Agent
CERTAIN NON-CONDUIT PURCHASERS,
CERTAIN CP CONDUIT PURCHASERS,
CERTAIN FUNDING AGENTS,
CERTAIN APA BANKS,
CERTAIN JUNIOR NOTEHOLDERS
and
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee and Series 2025-1 Agent
_____________________
SERIES 2025-1 SUPPLEMENT
dated as of December 30, 2025
to
BASE INDENTURE
dated as of December 30, 2025

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SERIES 2025-1 SUPPLEMENT, dated as of December 30, 2025 (this “Supplement”), among INTERPACE FUNDING LLC, a special purpose limited liability company established under the laws of Delaware (“Interpace Funding”), AVIS BUDGET CAR RENTAL, LLC, a limited liability company established under the laws of Delaware (“ABCR”), as administrator (the “Administrator”), JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent for the Purchaser Groups (the “Senior Administrative Agent”), the NON-CONDUIT PURCHASERS from time to time party hereto, the CP CONDUIT PURCHASER GROUPS from time to time party hereto, the FUNDING AGENTS for the CP Conduit Purchaser Groups from time to time party hereto, the JUNIOR NOTEHOLDERS from time to time party hereto, WELLS FARGO BANK N.A., in its capacity as administrative agent for the Junior Noteholders (the “Junior Administrative Agent” and, together with the Senior Administrative Agent, the “Administrative Agents” and each, an “Administrative Agent”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2025-1 Noteholders (in such capacity, the “Series 2025-1 Agent”), to the Base Indenture, dated as of December 30, 2025, between Interpace Funding and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”).
PRELIMINARY STATEMENT
WHEREAS, pursuant to Section 2.3 of the Base Indenture, Interpace Funding, the Administrator, the Administrative Agents, certain CP Conduit Purchasers, APA Banks, Funding Agents and Non-Conduit Purchasers, certain Junior Noteholders, the Trustee and the Series 2025-1 Agent may at any time enter into a Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes upon satisfaction of the conditions set forth therein; and
WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.
NOW, THEREFORE, the parties hereto agree as follows:
DESIGNATION
A Series of Notes will be created and issued pursuant to the Base Indenture and the Series 2025-1 Supplement and such Series of Notes will be designated generally as “Alternative Funding Rental Car Asset Backed Notes, Series 2025-1.” The Series 2025-1 Notes will be issued in three Classes, the first of which is known as the “Class A Notes”, the second of which is known as the “Class B Notes” and the third of which is known as the “Class C Notes”. The Class A Notes, the Class B Notes and the Class C Notes constitute the Series 2025-1 Notes. The Class B Notes shall be subordinated in right of payment to the Class A Notes, to the extent set forth herein. The Class C Notes shall be subordinated in right of payment to the Class A Notes and the Class B Notes, to the extent set forth herein.

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ARTICLE I

DEFINITIONS
(a)    All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule I thereto. All Article, Section, Subsection, Exhibit or Schedule references herein shall refer to Articles, Sections, Subsections, Exhibits or Schedules of this Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2025-1 Notes and not to any other Series of Notes issued by Interpace Funding. In the event that a term used herein shall be defined both herein and in the Base Indenture, the definition of such term herein shall govern.
(b)    The following words and phrases shall have the following meanings with respect to the Series 2025-1 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:
“ABCR” is defined in the recitals hereto.
“ABCR Three-Notch Downgrade Event” means, as of any date of determination, an event that will occur if ABCR has an issuer credit rating of “B3” or lower from Moody’s on such date of determination.
“ABCR Two-Notch Downgrade Event” means, as of any date of determination, an event that will occur if ABCR has an issuer credit rating of “B2” from Moody’s on such date of determination.
“ABG” means Avis Budget Group, Inc.
“Accounts” means the Series 2025-1 Accrued Interest Account, the Series 2025-1 Cash Collateral Account, the Series 2025-1 Collection Account, the Series 2025-1 Distribution Account, the Series 2025-1 Excess Collection Account and the Series 2025-1 Reserve Account.
“Acquiring APA Bank” is defined in Section 11.1(c).
“Acquiring Junior Noteholder” is defined in Section 11.1(g).
“Acquiring Purchaser Group” is defined in Section 11.1(e).
“Adjusted Daily Simple SOFR” means, for any day, an interest rate per annum equal to the greater of (a) zero and (b) the sum of (x) Daily Simple SOFR as of such day, and (y) 0.10%.
“Administrative Agents” is defined in the recitals hereto.
“Administrator” is defined in the recitals hereto.

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“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affected Party” means any Non-Conduit Purchaser, CP Conduit Purchaser and any Program Support Provider with respect to any CP Conduit Purchaser.
“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) zero, (b) the Prime Rate in effect on such day, (c) the Federal Funds Effective Rate in effect on such day plus ½ of 1.00% and (d) the Adjusted Daily Simple SOFR in effect on such day plus 1.00%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or Adjusted Daily Simple SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or Adjusted Daily Simple SOFR, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 7.4 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 7.4(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to ABCR or its Affiliates from time to time concerning or relating to bribery or corruption.
“APA Bank” means, with respect to a CP Conduit Purchaser, each bank or other Person set forth opposite the name of such CP Conduit Purchaser on Schedule I or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser became a party to this Supplement and any assignee thereof, to the extent such assignee has assumed all or a portion of the commitment to such APA Bank’s related CP Conduit Purchaser to fund all or a portion of the Series 2025-1 Notes held by such CP Conduit Purchaser pursuant to a Transfer Supplement entered into in accordance with Section 11.1(c).
“APA Bank Funded Amount” means, with respect to any CP Conduit Purchaser Group for any day, the excess, if any, of the Purchaser Group Invested Amount with respect to such CP Conduit Purchaser Group over the CP Conduit Funded Amount with respect to such CP Conduit Purchaser Group for such day.
“APA Bank Participants” is defined in Section 11.1(d).
“APA Bank Percentage” means, with respect to any APA Bank, the percentage set forth opposite the name of such APA Bank on Schedule I or the Transfer Supplement or the Purchaser Group Supplement pursuant to which such APA Bank became a party to this Supplement.
“ARAC” means Avis Rent A Car System, LLC.
“Article VII Costs” means any amounts due pursuant to Article VII and any interest accrued on such amounts pursuant to Section 3.4.
“Asset Purchase Agreement” means, with respect to any CP Conduit Purchaser, the asset purchase agreement, liquidity agreement or other agreement among such CP Conduit

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Purchaser, the Funding Agent with respect to such CP Conduit Purchaser and the APA Bank with respect to such CP Conduit Purchaser, as amended, modified or supplemented from time to time.
“Available CP Funding Amount” means, with respect to any CP Conduit Purchaser Group for any Business Day, the sum of (i) the portion of such CP Conduit Purchaser Group’s Pro Rata Share of the Series 2025-1 Invested Amount to be funded by such CP Conduit Purchaser Group by issuing Commercial Paper if such Business Day is the Series 2025-1 Closing Date and (ii) the portion of the CP Conduit Funded Amount with respect to such CP Conduit Purchaser Group allocated to any CP Tranche, the CP Rate Period in respect of which expires on such Business Day.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, or for determining any frequency of making payments of interest calculated pursuant to this Supplement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 7.4(e).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank Accounts” is defined in Section 11.17(f).
“Basel II” means the revised Basel Accord prepared by the Basel Committee on Banking Supervision as set out in the publication entitled “International Convergence of Capital Measurements and Capital Standards: a Revised Framework,” as updated from time to time, and any rules, regulations, guidance, requests, interpretations or directives from any Official Body relating thereto (whether or not having the force of law).
“Basel III” means the revised Basel Accord prepared by the Basel Committee on Banking Supervision as set out in the publication entitled “A Global Regulatory Framework for More Resilient Banks and Banking Systems,” as updated from time to time, and any rules, regulations, guidance, requests, interpretations or directives from any Official Body relating thereto (whether or not having the force of law).

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“Benchmark” means, initially, Daily Simple SOFR; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to Daily Simple SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 7.4(b).
“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate that has been selected by the Senior Administrative Agent and Interpace Funding as the replacement for the then-current Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment.
If the Benchmark Replacement as determined above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Supplement and the other Series 2025-1 Documents.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Series 2025-1 Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Senior Administrative Agent and Interpace Funding giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions of “Alternate Base Rate,” “Business Day,” “Daily Simple SOFR,” “Adjusted Daily Simple SOFR,” “U.S. Government Securities Business Day,” and “Series 2025-1 Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Senior Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Senior Administrative Agent in a manner substantially consistent with market practice (or, if the Senior Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Senior Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Senior Administrative Agent decides is reasonably necessary in connection with the administration of this Supplement and the other Series 2025-1 Documents).

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“Benchmark Replacement Date” means, with respect to any Benchmark, the earlier to occur of the following events with respect to such then-current Benchmark:
(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); and
(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:
(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the NYFRB, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

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(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Series 2025-1 Document in accordance with Section 7.4 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Series 2025-1 Document in accordance with Section 7.4.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Rule.
“Beneficial Ownership Rule” means 31 C.F.R. §1010.230.
“Benefited Holder” is defined in Section 11.3(a).
“Board” means the Board of Governors of the Federal Reserve System or any successor thereto.
“BRAC” means Budget Rent A Car System, Inc.
“Business Day” means any day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions in New York, New York, Charlotte, North Carolina, Chicago, Illinois or the city in which the corporate trust office of the Trustee is located are authorized or obligated by law or executive order to close; provided that, in relation to any portion of the Class A Invested Amount bearing interest by reference to Daily Simple SOFR, and any interest rate settings for any such amounts, only any such day that is also a U.S. Government Securities Business Day.
“Certificate of Lease Deficit Demand” means a certificate substantially in the form of Annex A to any Multi-Series Letter of Credit.
“Certificate of Termination Date Demand” means a certificate substantially in the form of Annex D to any Multi-Series Letter of Credit.
“Certificate of Termination Demand” means a certificate substantially in the form of Annex C to any Multi-Series Letter of Credit.

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“Certificate of Unpaid Demand Note Demand” means a certificate substantially in the form of Annex B to any Multi-Series Letter of Credit.
“Change in Control” means (a) ABG shall at any time cease to own or control, directly or indirectly, greater than 50% of the Voting Stock of ABCR, ARAC or BRAC, (b) BRAC shall at any time cease to own or control, directly or indirectly, 100% of the Voting Stock of Interpace Ventures Class B Member, (c) Interpace Ventures Class B Member shall at any time cease to own or control, directly or indirectly, 100% of the Interpace Ventures Class B Membership Interests or (d) Interpace Ventures shall at any time cease to own or control, directly or indirectly, 100% of the Voting Stock of Interpace Funding.
“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Initial Closing Date, (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not part of government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2025-1 Closing Date or (c) the compliance with, or application or implementation of, any of the foregoing or Basel II and/or Basel III by an Affected Party after the Series 2025-1 Closing Date.
“Claim” is defined in Section 2.8.
“Class” means a class of the Series 2025-1 Notes, which may be the Class A Notes, the Class B Notes or the Class C Notes.
“Class A APA Bank Funded Amount” means, with respect to any CP Conduit Purchaser Group for any day, the excess, if any, of the Class A Purchaser Group Invested Amount with respect to such CP Conduit Purchaser Group over the Class A CP Conduit Funded Amount with respect to such CP Conduit Purchaser Group for such day.
“Class A Applicable Margin” is defined in the Fee Letter.
“Class A Contingent Monthly Funding Costs” means, with respect to each Series 2025-1 Interest Period and any Purchaser Group, the excess, if any, of (i) the Class A Monthly Funding Costs of such Purchaser Group for such Series 2025-1 Interest Period over (ii) an amount equal to the sum for each day during such Series 2025-1 Interest Period of the product of (x) the Class A Purchaser Group Invested Amount with respect to such Purchaser Group on such day and (y) the sum of Daily Simple SOFR and the weighted average Class A Applicable Margin, divided by 360.
“Class A Contingent Monthly Funding Costs Shortfall” is defined in Section 3.3(j).

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“Class A CP Conduit Funded Amount” means, with respect to any CP Conduit Purchaser Group for any day, the portion of the Class A Purchaser Group Invested Amount with respect to such CP Conduit Purchaser Group funded by such CP Conduit Purchaser Group through the issuance of Commercial Paper outstanding on such day.
“Class A Invested Amount” means, on any date of determination, the sum of the Class A Purchaser Group Invested Amounts with respect to each of the Purchaser Groups on such date.
“Class A Monthly Funding Costs” means, with respect to each Series 2025-1 Interest Period and:
(a)    any CP Conduit Purchaser Group, the sum of:
(i)    for each day during such Series 2025-1 Interest Period, (A) with respect to a Match Funding CP Conduit Purchaser, the aggregate amount of Discount accruing on all outstanding Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund the Class A CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser on such day, (B) with respect to a Pooled Funding CP Conduit Purchaser, the aggregate amount of Discount accruing on or otherwise in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the Class A CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser or (C) with respect to a SOFR Funding CP Conduit Purchaser, the product of (x) the Class A CP Conduit Funded Amount with respect to such CP Conduit Purchaser Group on such day times (y) Adjusted Daily Simple SOFR for such day, divided by (z) 360; plus
(ii)    for each day during such Series 2025-1 Interest Period, the sum of:
(A)    the product of (I) the portion of the Class A APA Bank Funded Amount with respect to such CP Conduit Purchaser Group allocated to the Floating Tranche with respect to such CP Conduit Purchaser Group on such day times (II) the Alternate Base Rate plus the Class A Applicable Margin on such day, divided by (III) 365 (or 366, as the case may be) plus
(B)    the product of (I) the portion of the Class A APA Bank Funded Amount with respect to such CP Conduit Purchaser Group allocated to the SOFR Tranche with respect to such CP Conduit Purchaser Group on such day times (II) Adjusted Daily Simple SOFR on such day plus either (x) the Class A Applicable Margin or (y) at the election of the applicable APA Bank, in its sole discretion and with prior written notice to Interpace Funding, the Class A Program Fee, in each case on such day in effect with respect thereto divided by (III) 360; plus
(iii)    for each day during such Series 2025-1 Interest Period, the product of (A) the Class A CP Conduit Funded Amount with respect to such CP Conduit Purchaser

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Group on such day times (B) the Class A Applicable Margin on such day divided by (C) 360; or
(b)    any Non-Conduit Purchaser Group, the sum for each day during such Series 2025-1 Interest Period of the product of (i) the Class A Purchaser Group Invested Amount with respect to such Non-Conduit Purchaser Group on such day times (ii) the sum of (A) Adjusted Daily Simple SOFR with respect to such day and (B) the Class A Applicable Margin on such day divided by (iii) 360; provided, however, that if (x) any Change in Law shall make it unlawful for any Non-Conduit Purchaser Group to fund its Purchaser Group Invested Amount at the Benchmark, (y) the Senior Administrative Agent or any Non-Conduit Purchaser determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Benchmark or (z) any Non-Conduit Purchaser determines that the Benchmark will not adequately and fairly reflect the cost to such Non-Conduit Purchaser of funding the Purchaser Group Invested Amount with respect to its Related Purchaser Group, and in each such case such Non-Conduit Purchaser Group shall have notified the Senior Administrative Agent in writing thereof (and not subsequently notified the Senior Administrative Agent such circumstances no longer exist), the amount of Class A Monthly Funding Costs for each day with respect to such Non-Conduit Purchaser Group will be calculated using the sum of (1) the Alternate Base Rate (or, if a Benchmark Replacement has been implemented in accordance with Section 7.4, such Benchmark Replacement) and (2) the Class A Applicable Margin; provided, further, that, notwithstanding anything herein to the contrary, on any day on which an Amortization Event shall have occurred and be continuing, the amount of Class A Monthly Funding Costs for such day with respect to such Non-Conduit Purchaser will be calculated using the sum of (1) the Alternate Base Rate for such day and (2) the Class A Applicable Margin with respect to the Floating Tranche on such day.
“Class A Note” means any one of the Series 2025-1 Alternative Funding Rental Car Asset Backed Notes, Class A, executed by Interpace Funding and authenticated (or registered in the case of Uncertificated Notes) by or on behalf of the Trustee, substantially in the form of Exhibit A-1.
“Class A Noteholder” means a Person in whose name a Class A Note is registered in the Note Register.
“Class A Purchaser Group Invested Amount” means, with respect to any Purchaser Group, (a) when used with respect to the Initial Closing Date, an amount equal to the Purchaser Group Class A Invested Amount for such Purchaser Group as set forth on Schedule I hereto, and (b) when used with respect to any other date, an amount equal to (i) the Class A Purchaser Group Invested Amount with respect to such Purchaser Group on the immediately preceding Business Day minus (ii) the amount of principal payments made with respect to the Class A Notes to such Purchaser Group pursuant to Section 3.5(e) on such date plus (iii) the amount of principal payments with respect to the Class A Notes recovered from such Purchaser Group by a trustee as a preference payment in a bankruptcy proceeding of a Demand Note Issuer or otherwise.
“Class A Senior Monthly Funding Costs” means, with respect to each Series 2025-1 Interest Period and any Purchaser Group, the excess of (a) the Class A Monthly Funding Costs

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over (b) the Class A Contingent Monthly Funding Costs, in each case, with respect to such Series 2025-1 Interest Period and such Purchaser Group.
“Class A Senior Monthly Interest” means, with respect to any Series 2025-1 Interest Period and as of any Determination Date, an amount equal to the product of (a) the Class A Invested Amount as of such Determination Date, (b) the Class A Senior Note Rate for such Series 2025-1 Interest Period and (c) the number of days in such Series 2025-1 Interest Rate Period divided by 360.
“Class A Senior Monthly Interest Shortfall” has the meaning specified in Section 3.3(f).
“Class A Senior Note Rate” means for any Series 2025-1 Interest Period and as of any Determination Date, the interest rate equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Senior Monthly Funding Costs with respect to each Purchaser Group for such Series 2025-1 Interest Period and the denominator of which is equal to the Class A Invested Amount as of such Determination Date and (b) a fraction, the numerator of which is 360 and the denominator of which is the number of days in such Series 2025-1 Interest Period; provided, however, that the Class A Senior Note Rate will in no event be higher than the maximum rate permitted by applicable law.
“Class B Invested Amount” means, on any date of determination, the outstanding principal amount of the Class B Notes on such date.
“Class B Monthly Interest” means, with respect to any Series 2025-1 Interest Period and as of any Determination Date, an amount equal to the product of (a) the Class B Invested Amount as of the commencement of such Series 2025-1 Interest Period, (b) the Class B Note Rate for such Series 2025-1 Interest Period and (c) the number of days in such Series 2025-1 Interest Rate Period divided by 360.
“Class B Monthly Interest Shortfall” has the meaning specified in Section 3.3(g).
“Class B Note” means any one of the Series 2025-1 Alternative Funding Rental Car Asset Backed Notes, Class B, executed by Interpace Funding and authenticated (or registered in the case of Uncertificated Notes) by or on behalf of the Trustee, substantially in the form of Exhibit A-2.
“Class B Noteholder” means a Person in whose name a Class B Note is registered in the Note Register.
“Class B Noteholder Invested Amount” means, with respect to any Class B Noteholder, (a) when used with respect to the Initial Closing Date, an amount equal to the Class B Noteholder Invested Amount for such Class B Noteholder as set forth on Schedule I hereto, and (b) when used with respect to any other date, an amount equal to (i) the Class B Noteholder Invested Amount with respect to such Class B Noteholder on the immediately preceding Business Day minus (ii) the amount of principal payments made with respect to the Class B Notes to such Class B Noteholder pursuant to Section 3.5(e) on such date.

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“Class B Note Rate” means 5.65% per annum.
“Class C Invested Amount” means, on any date of determination, the outstanding principal amount of the Class C Notes on such date.
“Class C Monthly Interest” means, with respect to any Series 2025-1 Interest Period and as of any Determination Date, an amount equal to the product of (a) the Class C Invested Amount as of the commencement of such Series 2025-1 Interest Period, (b) the Class C Note Rate for such Series 2025-1 Interest Period and (c) the number of days in such Series 2025-1 Interest Rate Period divided by 360.
“Class C Monthly Interest Shortfall” has the meaning specified in Section 3.3(h).
“Class C Note” means any one of the Series 2025-1 Alternative Funding Rental Car Asset Backed Notes, Class C, executed by Interpace Funding and authenticated (or registered in the case of Uncertificated Notes) by or on behalf of the Trustee, substantially in the form of Exhibit A-3.
“Class C Noteholder” means a Person in whose name a Class C Note is registered in the Note Register.
“Class C Noteholder Invested Amount” means, with respect to any Class C Noteholder, (a) when used with respect to the Initial Closing Date, an amount equal to the Class C Noteholder Invested Amount for such Class C Noteholder as set forth on Schedule I hereto, and (b) when used with respect to any other date, an amount equal to (i) the Class C Noteholder Invested Amount with respect to such Class C Noteholder on the immediately preceding Business Day minus (ii) the amount of principal payments made with respect to the Class C Notes to such Class C Noteholder pursuant to Section 3.5(e) on such date.
“Class C Note Rate” means 7.35% per annum.
“Clean-up Repurchase” is defined in Section 2.5(a).
“Clean-up Repurchase Distribution Date” is defined in Section 2.5(a).
“Clean-up Repurchase Notice” is defined in Section 2.5(c).
“Commercial Paper” means, with respect to any CP Conduit Purchaser, the promissory notes issued by, or for the benefit of, such CP Conduit Purchaser in the commercial paper market.
“Company indemnified person” is defined in Section 2.8.
“Conduit Assignee” means, with respect to any CP Conduit Purchaser, any commercial paper conduit administered by the Funding Agent with respect to such CP Conduit Purchaser and designated by such Funding Agent to accept an assignment from such CP Conduit Purchaser of the Purchaser Group Invested Amount or a portion thereof with respect to such CP Conduit Purchaser pursuant to Section 11.1(b).

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“Confirmation of Registration” means, with respect to an Uncertificated Note, a confirmation of registration, substantially in the form of Exhibit I hereto, provided to the owner thereof promptly after the registration of the Uncertificated Note in the Note Register by the Registrar.
“Consent” is defined in Article V.
“Consent Period Expiration Date” is defined in Article V.
“Covered Party” is defined in Section 11.26(a).
“CP Conduit Funded Amount” means, with respect to any CP Conduit Purchaser Group for any day, the portion of the Purchaser Group Invested Amount with respect to such CP Conduit Purchaser Group funded by such CP Conduit Purchaser Group through the issuance of Commercial Paper outstanding on such day.
“CP Conduit Purchaser” means each commercial paper conduit listed on Schedule I or party to a Purchaser Group Supplement pursuant to which such commercial paper conduit became a party to this Supplement
“CP Conduit Purchaser Group” means, collectively, a CP Conduit Purchaser or CP Conduit Purchasers, as the case may be, and the APA Banks with respect to such CP Conduit Purchaser or CP Conduit Purchasers.
“CP Rate Period” means, with respect to any CP Tranche, a period of days not to exceed 270 days commencing on a Business Day selected in accordance with Section 2.7(c)(i); provided that (x) if a CP Rate Period would end on a day that is not a Business Day, such CP Rate Period shall end on the next succeeding Business Day and (y) during the Series 2025-1 Rapid Amortization Period, each CP Rate Period shall end on or prior to the next succeeding Distribution Date.
“CP Tranche” means, with respect to a Match Funding CP Conduit Purchaser, a portion of the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser for which the Class A Monthly Funding Costs with respect to such Match Funding CP Conduit Purchaser is calculated by reference to a particular Discount and a particular CP Rate Period.
“Credit Agreement” means the Sixth Amended and Restated Credit Agreement, dated as of July 9, 2021, among Avis Budget Holdings, LLC, as Borrower, ABCR, as Borrower, the subsidiary borrowers referred to therein, the several lenders referred to therein, JPMorgan Chase Bank, N.A., as Administrative Agent, Deutsche Bank Securities Inc., as Syndication Agent, each of Citibank, N.A., Bank of America, N.A., Barclays Bank PLC and Credit Agricole Corporate and Investment Bank, as Co-Documentation Agents, as amended, restated, modified, supplemented or waived from time to time in accordance with its terms.
“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), SOFR for the day (such day, a “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such

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SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website.
“Definitive Note” is defined in Section 2.1(b).
“Demand Note Issuer” means each issuer of a Series 2025-1 Demand Note.
“Demand Note Preference Payment Amount” means, as of any day, (i) the aggregate amount of all proceeds of demands made on the Series 2025-1 Demand Notes pursuant to Section 3.5(c)(i), 3.5(d)(i) or 3.5(f)(i) that were deposited into the Series 2025-1 Distribution Account and paid to the Series 2025-1 Noteholders during the one-year period ending on such day; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred during such one-year period, the Demand Note Preference Payment Amount as of such day shall equal the Demand Note Preference Payment Amount as if it were calculated as of the date of such occurrence minus (ii) the aggregate amount withdrawn from the Series 2025-1 Reserve Account or the Series 2025-1 Cash Collateral Account and paid to a Funding Agent pursuant to Section 3.7(e) on account of a Preference Amount.
“Designated Amounts” is defined in Article V.
“Disbursement” means any Lease Deficit Disbursement, any Unpaid Demand Note Disbursement, any Termination Date Disbursement or any Termination Disbursement under a Multi-Series Letter of Credit, or any combination thereof, as the context may require.
“Discount” means as of any day, (a) with respect to any Match Funding CP Conduit Purchaser, the interest or discount component of the Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund or maintain the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser, including an amount equal to the portion of the face amount of the outstanding Commercial Paper issued to fund or maintain the CP Conduit Funded Amount with respect to such CP Conduit Purchaser that corresponds to the portion of the proceeds of such Commercial Paper that was used to pay the interest or discount component of maturing Commercial Paper issued to fund or maintain such CP Conduit Funded Amount, to the extent that such CP Conduit Purchaser has not received payments of interest in respect of such interest component prior to the maturity date of such maturing Commercial Paper, and including the portion of such interest or discount component constituting dealer or placement agent commissions and (b) with respect to any Pooled Funding CP Conduit Purchaser, the amount of interest or discount to accrue on or in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser (or, in the sole discretion of such Funding Agent, such other rate of interest or discount accruing on commercial paper issued by any other commercial paper conduit administered by the Funding Agent), to fund the purchase or maintenance of the CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser (including, without limitation, any interest attributable to the commissions of placement agents and dealers in respect of such Commercial Paper and any costs associated with funding

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small or odd-lot amounts, to the extent that such commissions or costs are allocated, in whole or in part, to such Commercial Paper by such Funding Agent).
“EEA Financial Institution” means (a) any credit institution or financial institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Eligible Assignee” means a financial institution having short-term debt ratings of at least “P-1” from Moody’s.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Excess Collections” is defined in Section 3.3(e)(i).
“Excluded Taxes” means, with respect to either of the Administrative Agents, any Non-Conduit Purchaser, any CP Conduit Purchaser, any APA Bank, any Funding Agent, any Program Support Provider, any Junior Noteholder or any other recipient of any payment to be made by or on account of any obligation of Interpace Funding hereunder, income or franchise taxes (including branch profits taxes) imposed on (or measured by) its net income by the United States of America or by any other Governmental Authority, in each case that are Other Connection Taxes.
“FATCA” means The Foreign Account Tax Compliance Act as contained in Sections 1471 through 1474 of the Code, as amended, along with any regulations or official interpretations thereof and any agreement (including any intergovernmental agreement or any law implementing such intergovernmental agreement) entered into in connection therewith.
“Federal Funds Effective Rate” means, for any day, the greater of (a) zero and (b) the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if none of such rates are published for any day that is a Business Day, the term “Federal Funds Effective Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Senior Administrative Agent from a federal funds broker of recognized standing selected by it.

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“Fee Letter” means the letter dated the Initial Closing Date, from Interpace Funding addressed to the Administrative Agents, each Non-Conduit Purchaser, each of the CP Conduit Purchasers, the Funding Agents and the APA Banks and each Junior Noteholder, setting forth certain fees payable from time to time to the Purchaser Groups and Junior Noteholders, as such letter may be amended or replaced from time to time.
“Finance Guide” means the Black Book Official Finance/Lease Guide.
“Floating Tranche” means, with respect to any CP Conduit Purchaser Group, the portion of the APA Bank Funded Amount with respect to such CP Conduit Purchaser Group not allocated to the SOFR Tranche.
“Floor” means the benchmark rate floor, if any, provided in this Supplement initially. As of the Series 2025-1 Closing Date, the Floor shall be 0%.
“Funding Agent” means, with respect to each CP Conduit Purchaser and its CP Conduit Purchaser Group, the agent bank set forth opposite the name of such CP Conduit Purchaser on Schedule I or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser became a party to this Supplement.
“Indemnified Taxes” means Taxes other than Excluded Taxes.
“Initial Class B Noteholders” means the Class B Noteholders on the Initial Closing Date.
“Initial Class C Noteholders” means the Class C Noteholders on the Initial Closing Date.
“Interest Rate Cap Counterparty” means Interpace Funding’s counterparty under a Series 2025-1 Interest Rate Cap.
“Interpace Ventures” means Interpace Ventures LLC, a Delaware limited liability company.
“Interpace Ventures Class B Member” means Interpace Ventures Class B Member LLC, a Delaware limited liability company.
“Interpace Ventures Class B Membership Interests” means the Class B Membership Interests of Interpace Ventures, as defined in the Second Amended and Restated Limited Liability Company Agreement of Interpace Ventures, dated as of the Initial Closing Date, as amended, modified or supplemented from time to time in accordance with its terms.
“Issuer Order” means a written order or request signed in the name of the Interpace Funding by any Authorized Officer of the Interpace Funding and delivered to the Trustee with a copy to the Senior Administrative Agent and/or the Junior Administrative Agent, as applicable.
“Junior Administrative Agent” is defined in the recitals hereto.

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“Junior Noteholder Participants” is defined in Section 11.1(h).
“Junior Noteholders” means, collectively, the Class B Noteholders and the Class C Noteholders or, individually a Class B Noteholder or a Class C Noteholder, as the context may require.
“Lease Deficit Disbursement” means an amount drawn under a Multi-Series Letter of Credit pursuant to a Certificate of Lease Deficit Demand.
“LOC Pro Rata Share” means, with respect to any Multi-Series Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount allocated to the Series 2025-1 Notes under such Multi-Series Letter of Credit Provider’s Multi-Series Letter of Credit as of such date by (B) an amount equal to the aggregate available amount allocated to the Series 2025-1 Notes under all Multi-Series Letters of Credit as of such date; provided that only for purposes of calculating the LOC Pro Rata Share with respect to any Multi-Series Letter of Credit Provider as of any date, if such Multi-Series Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under the Multi-Series Letter of Credit made prior to such date, the available amount under such Multi-Series Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Multi-Series Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by the Lessee or the applicable Demand Note Issuer, as the case may be, for such amount (provided that the foregoing calculation shall not in any manner reduce the undersigned’s actual liability in respect of any failure to pay any demand under the Multi-Series Letter of Credit).
“Match Funding CP Conduit Purchaser” means each CP Conduit Purchaser that is designated as such on Schedule I (or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser became a party to this Supplement) or that, after the Series 2025-1 Closing Date, notifies Interpace Funding and the Senior Administrative Agent in accordance with Section 2.7(c)(i)(3) in writing that it is funding its CP Conduit Funded Amount with Commercial Paper issued by it, or for its benefit, in specified CP Tranches selected in accordance with Sections 2.7(c)(i)(1) and (2) and that, in each case, has not subsequently notified Interpace Funding and the Senior Administrative Agent in writing that Interpace Funding will no longer be permitted to select CP Tranches in accordance with Sections 2.7(c)(i)(1) and (2) in respect of the CP Conduit Funded Amount with respect to such CP Conduit Purchaser.
“Minimum Denomination” is defined in Section 11.28.
“Monthly Total Principal Allocation” means for any Related Month the sum of all Series 2025-1 Principal Allocations with respect to such Related Month.
“Moody’s” means Moody’s Investors Service, Inc.
“Multi-Series Letter of Credit” means an irrevocable letter of credit, if any, substantially in the form of Exhibit F issued by a Series 2025-1 Eligible Letter of Credit Provider in favor of the Trustee for the benefit, in whole or in part, of the Series 2025-1 Noteholders (provided that a Multi-Series Letter of Credit may also benefit Noteholders of certain other Series).

AMERICAS 131302117

“Multi-Series Letter of Credit Expiration Date” means, with respect to any Multi-Series Letter of Credit, the expiration date set forth in such Multi-Series Letter of Credit, as such date may be extended in accordance with the terms of such Multi-Series Letter of Credit.
“Multi-Series Letter of Credit Provider” means any issuer of any Multi-Series Letter of Credit.
“Multi-Series Letter of Credit Termination Date” means the first to occur of (a) the date on which the Series 2025-1 Notes are fully paid and (b) the Series 2025-1 Final Distribution Date.
“Non-Conduit Purchaser” means each financial institution or other entity (other than a commercial paper conduit, APA Bank or Funding Agent) listed on Schedule I or party to a Purchaser Group Supplement pursuant to which such financial institution or entity became a party to this Supplement.
“Non-Conduit Purchaser Group” means a Non-Conduit Purchaser.
“Non-Conduit Purchaser Participants” is defined in Section 11.1(f).
“Non-Consenting Purchaser” is defined in Section 2.6.
“Noteholder Invested Amount” means, with respect to any Junior Noteholder, such Junior Noteholder’s Class B Noteholder Invested Amount or Class C Noteholder Invested Amount, as the context may require.
“NYFRB” means the Federal Reserve Bank of New York.
“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.
“Optional Repurchase” is defined in Section 2.5(a).
“Optional Repurchase Amount” is defined in Section 2.5(b).
“Optional Repurchase Date” is defined in Section 2.5(a).
“Other Connection Taxes” means, with respect to each Administrative Agent, each Non-Conduit Purchaser, each Funding Agent, each Program Support Provider, each member of each CP Conduit Purchaser Group, each Junior Noteholder and any other recipient of any payment to be made by or on account of any obligation of Interpace Funding hereunder, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received a payment under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced the Series 2025-1 Notes, or sold or assigned the Series 2025-1 Notes).

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“Other Taxes” means any and all current or future stamp, court, documentary, recording, intangible or filing Taxes or other excise or property Taxes arising from any payment made under this Supplement, the Base Indenture, or any Related Documents or from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Supplement, the Base Indenture or any Related Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 7.5).
“Outstanding” means, with respect to the Series 2025-1 Notes, the Series 2025-1 Invested Amount shall not have been reduced to zero and all accrued interest and other amounts owing on the Series 2025-1 Notes and to the Administrative Agents, the Funding Agents, the CP Conduit Purchasers, the APA Banks, the Non-Conduit Purchasers and the Junior Noteholders hereunder shall not have been paid in full.
“Participant Register” is defined in Section 11.1(k).
“Past Due Rent Payment” is defined in Section 3.2(d).
“Patriot Act” is defined in Section 11.25.
“Paydown Amount” is defined in Section 3.5(f).
“Payment” is defined in Section 9.10(a).
“Payment Notice” is defined in Section 9.10(b).
“Permitted Investments” means negotiable instruments or securities maturing on or before the Distribution Date next occurring after the investment therein, payable in Dollars, issued by an entity organized under the laws of the United States of America and represented by instruments in bearer or registered or in book-entry form which evidence (i) obligations the full and timely payment of which are to be made by or is fully guaranteed by the United States of America other than financial contracts whose value depends on the values or indices of asset values; (ii) demand deposits of, time deposits in, or certificates of deposit issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof whose short-term debt is rated “P-1” by Moody’s and subject to supervision and examination by Federal or state banking or depositary institution authorities; provided, however, that at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from Moody’s of “P-1”, in the case of certificates of deposit or short-term deposits, or a rating from Moody’s not lower than “Aa2”, in the case of long-term unsecured debt obligations; (iii) commercial paper having, at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, a rating from Moody’s of “P-1” and a rating from Moody’s of “P-1”; (iv) bankers’ acceptances issued by any depositary institution or trust company described in clause (ii) above; (v) investments in money market funds rated “Aaa-mf” by Moody’s or otherwise approved in writing by Moody’s; (vi) Eurodollar time deposits having a credit rating from Moody’s of “P-1” and a credit rating from Moody’s of at least

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“A3” or “P-1”; (vii) repurchase agreements involving any of the Permitted Investments described in clauses (i) and (vi) above and the certificates of deposit described in clause (ii) above which are entered into with a depository institution or trust company, having a commercial paper or short-term certificate of deposit rating of “P-1” by Moody’s or which otherwise is approved as to collateralization by the Rating Agencies; and (viii) any other instruments or securities, if the Rating Agencies confirm in writing that the investment in such instruments or securities will not adversely affect any rating with respect to the Series 2025-1 Notes and, so long as Moody’s rates the Commercial Paper issued by any CP Conduit Purchaser, Moody’s confirms in writing that the investment in such instruments or securities will not adversely affect any rating of the Commercial Paper issued by any CP Conduit Purchaser whose Commercial Paper is rated by Moody’s at such time.
“Pooled Funding CP Conduit Purchaser” means each CP Conduit Purchaser that is not (x) a Match Funding CP Conduit Purchaser (or that was a Match Funding Conduit Purchaser and that, after the Series 2025-1 Closing Date, notifies Interpace Funding and the Senior Administrative Agent in accordance with Section 2.7(c)(i)(3) in writing that Interpace Funding may no longer be permitted to select CP Tranches in respect to the CP Conduit Funded Amount with respect to such CP Conduit Purchaser) or (y) a SOFR Funding CP Conduit Purchaser.
“Preference Amount” means any amount previously distributed to a member or members of a Purchaser Group or Junior Noteholder on or relating to a Series 2025-1 Note that is recoverable or that has been recovered as a voidable preference by the trustee in a bankruptcy proceeding of a Demand Note Issuer pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.
“Pre-Preference Period Demand Note Payments” means, as of any date of determination, the aggregate amount of all proceeds of demands made on the Series 2025-1 Demand Notes included in the Series 2025-1 Demand Note Payment Amount as of the Multi-Series Letter of Credit Termination Date that were paid by the Demand Note Issuers more than one year before such date of determination; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer occurs during such one-year period, (x) the Pre-Preference Period Demand Note Payments as of any date during the period from and including the date of the occurrence of such Event of Bankruptcy to and including the conclusion or dismissal of the proceedings giving rise to such Event of Bankruptcy without continuing jurisdiction by the court in such proceedings shall equal the Pre-Preference Period Demand Note Payments as of the date of such occurrence and (y) the Pre-Preference Period Demand Note Payments as of any date after the conclusion or dismissal of such proceedings shall equal the Series 2025-1 Demand Note Payment Amount as of the date of the conclusion or dismissal of such proceedings.
“Pricing Increase Notice” is defined in Section 2.7(c)(iii).
“Pricing Increase Rescission” is defined in Section 2.7(c)(iii).
“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest

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per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Senior Administrative Agent) or any similar release by the Board (as determined by the Senior Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.
“Principal Deficit Amount” means, on any date of determination, the excess, if any, of (i) the sum of (a) the Class A Invested Amount on such date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month if such date is a Distribution Date), (b) the Class B Invested Amount on such date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month if such date is a Distribution Date) and (c) the Class C Invested Amount on such date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month if such date is a Distribution Date) over (ii) the Operating Lease Vehicle Borrowing Base.
“Principal Depreciation Collections” means Principal Collections consisting of Depreciation Charges received by Interpace Funding, as lessor, pursuant to the Operating Lease.
“Principal Payment Percentage” means, as of any date of determination (i) prior to the Series 2025-1 Final Distribution Date, (x) if the Market Value Average as of such date is equal to or greater than 115.00%, 85% or (y) if the Market Value Average as of such date is less than 115.00%, 100%; and (ii) on and after the Series 2025-1 Final Distribution Date or during the Series 2025-1 Rapid Amortization Period, 100%.
“Pro Rata Share” means, as of any date of determination, (i) with respect to any Purchaser Group or member thereof, the ratio, expressed as a percentage, which the Class A Purchaser Group Invested Amount with respect to such Purchaser Group bears to the Class A Invested Amount on such date; (ii) with respect to any Class B Noteholder, the ratio, expressed as a percentage, which the Class B Noteholder Invested Amount with respect to such Class B Noteholder bears to the Class B Invested Amount on such date; and (iii) with respect to any Class C Noteholder, the ratio, expressed as a percentage, which the Class C Noteholder Invested Amount with respect to such Class C Noteholder bears to the Class C Invested Amount on such date.
“Program Support Provider” means, with respect to any CP Conduit Purchaser, the APA Bank with respect to such CP Conduit Purchaser and any other or additional Person now or hereafter extending credit, or having a commitment to extend credit to or for the account of, or to make purchases from, such CP Conduit Purchaser or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with such CP Conduit Purchaser’s securitization program.
“Purchase Effective Date” is defined in Section 2.6.
“Purchaser Group” means a CP Conduit Purchaser Group or a Non-Conduit Purchaser Group, as applicable.
“Purchaser Group Supplement” is defined in Section 11.1(e).

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“QFC Credit Support” is defined in Section 11.26(a).
“Qualified Interest Rate Cap Counterparty” means a counterparty to a Series 2025-1 Interest Rate Cap that is a bank, other financial institution or Person which has, or has all of its obligations under its Series 2025-1 Interest Rate Cap guaranteed by a Person that has a long-term senior unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “Baa1” from Moody’s.
“Record Date” means, with respect to each Distribution Date, the immediately preceding Business Day.
“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is Daily Simple SOFR, four Business Days prior to such setting, and (2) if such Benchmark is not Daily Simple SOFR, the time determined by the Senior Administrative Agent in its reasonable discretion.
“Registrar” is defined in Section 2.2(c)(i).
“Related Non-Conduit Purchaser” means, with respect to any Non-Conduit Purchaser Group, the Non-Conduit Purchaser that constitutes such Non-Conduit Purchaser Group.
“Related Purchaser Group” means, with respect to (a) any Funding Agent, each CP Conduit Purchaser identified next to such Funding Agent on Schedule I and each APA Bank identified on Schedule I next to such CP Conduit Purchaser or CP Conduit Purchasers, as applicable, or the CP Conduit Purchaser or CP Conduit Purchasers and APA Bank party to the Purchaser Group Supplement pursuant to which such Funding Agent became a party to this Supplement, (b) any CP Conduit Purchaser, the CP Conduit Purchaser Group of which such CP Conduit Purchaser is a member and (c) any Non-Conduit Purchaser, the Non-Conduit Purchaser Group that such Non-Conduit Purchaser constitutes.
“Relevant Governmental Body” means the Board and/or the NYFRB, or a committee officially endorsed or convened by the Board and/or the NYFRB, or, in each case, any successor thereto.
“Removed Purchaser” is defined in Section 2.6.
“Replacement Credit Agreement” means any credit agreement or similar facility entered into by Avis Budget Holdings, LLC, ABCR and/or any affiliate of either entity, that refinances or replaces the Credit Agreement, as such Replacement Credit Agreement may be amended, restated, modified, supplemented or waived from time to time in accordance with its terms.
“Required Controlling Class Series 2025-1 Noteholders” means (i) for so long as any Class A Notes are outstanding, Class A Noteholders holding more than 50% of the Class A Invested Amount, (ii) if no Class A Notes are outstanding and for so long as any Class B Notes are outstanding, Class B Noteholders holding more than 50% of the Class B Invested Amount and (iii) if no Class A Notes or Class B Notes are outstanding, Class C Noteholders holding more than 50% of the Class C Invested Amount.

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“Requisite Junior Noteholders” means Junior Noteholders holding, in the aggregate, more than 50% of the Class B Invested Amount and the Class C Invested Amount (excluding, for the purposes of making the foregoing calculation, any Series 2025-1 Notes held by Interpace Funding or any Affiliate of Interpace Funding unless Interpace Funding is the sole Series 2025-1 Noteholder).
“Requisite Noteholders” means Series 2025-1 Noteholders holding, in the aggregate, more than 50% of the Series 2025-1 Invested Amount (excluding, for the purposes of making the foregoing calculation, any Series 2025-1 Notes held by Interpace Funding or any Affiliate of Interpace Funding unless Interpace Funding is the sole Series 2025-1 Noteholder).
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.
“Sanctioned Country” means at any time, a country, region or territory which is itself the subject or target of any Sanctions (including Cuba, Iran, North Korea, Russia, Syria, Venezuela, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, and the Crimea region of Ukraine).
“Sanctioned Person” means at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).
“Schedule I” means Schedule I hereto, as modified to include any revised schedule in connection with a Purchaser Group Supplement or Transfer Supplement, as may be required herein.
“Senior Administrative Agent” is defined in the recitals hereto.
“Series 2025-1 Accrued Interest Account” is defined in Section 3.1(b).
“Series 2025-1 Agent” is defined in the recitals hereto.
“Series 2025-1 Allocated Cash Amount” means, as of any date of determination, an amount equal to all cash on deposit in the Collection Account as of such date.

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“Series 2025-1 Allocated Multi-Series Letter of Credit Amount” means, as of any date of determination, the lesser of (a) the Series 2025-1 Allocated Multi-Series Letter of Credit Liquidity Amount on such date and (b) the aggregate outstanding principal amount of the Series 2025-1 Demand Notes on such date.
“Series 2025-1 Allocated Multi-Series Letter of Credit Liquidity Amount” means, as of any date of determination, the sum of (a) the Series 2025-1 Applicable Multi-Series L/C Amount as of such date under each Multi-Series Letters of Credit on which no draw has been made pursuant to Section 3.8(c), and (b) if the Series 2025-1 Cash Collateral Account has been established and funded pursuant to Section 3.8, the Series 2025-1 Available Cash Collateral Account Amount on such date.
“Series 2025-1 Applicable Multi-Series L/C Amount” means, as of any date of determination, an amount equal to the sum, for each Multi-Series Letter of Credit, of the product of (1) the aggregate amount available to be drawn on such date under such Multi-Series Letter of Credit times (2) an amount (expressed as a percentage) equal to the Series 2025-1 Required Liquidity Amount divided by “Required Liquidity Amount” for each applicable Series for which such Multi-Series Letter of Credit is providing credit enhancement.
“Series 2025-1 Available Cash Collateral Account Amount” means, as of any date of determination, the amount on deposit in the Series 2025-1 Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).
“Series 2025-1 Available Reserve Account Amount” means, as of any date of determination, the amount on deposit in the Series 2025-1 Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).
“Series 2025-1 Cash Collateral Account” is defined in Section 3.8(e).
“Series 2025-1 Cash Collateral Account Collateral” is defined in Section 3.8(a).
“Series 2025-1 Cash Collateral Account Surplus” means, with respect to any Distribution Date, the lesser of (a) the Series 2025-1 Available Cash Collateral Account Amount and (b) the lesser of (A) the excess, if any, of the Series 2025-1 Liquidity Amount (after giving effect to any withdrawal from the Series 2025-1 Reserve Account on such Distribution Date) over the Series 2025-1 Required Liquidity Amount on such Distribution Date and (B) the excess, if any, of the Series 2025-1 Enhancement Amount (after giving effect to any withdrawal from the Series 2025-1 Reserve Account on such Distribution Date) over the Series 2025-1 Required Enhancement Amount on such Distribution Date; provided, however, that, on any date after the Multi-Series Letter of Credit Termination Date, the Series 2025-1 Cash Collateral Account Surplus shall mean the excess, if any, of the Series 2025-1 Available Cash Collateral Account Amount over (y) the Series 2025-1 Demand Note Payment Amount minus the Pre-Preference Period Demand Note Payments as of such date.
“Series 2025-1 Cash Collateral Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2025-1 Available Cash Collateral Amount as of such date and the denominator of which is the Series 2025-1 Allocated Multi-Series Letter of Credit Liquidity Amount as of such date.

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“Series 2025-1 Closing Date” means December 30, 2025.
“Series 2025-1 Collateral” means the Collateral, each Multi-Series Letter of Credit, each Series 2025-1 Demand Note, the Series 2025-1 Interest Rate Cap Collateral, the Series 2025-1 Distribution Account Collateral, the Series 2025-1 Cash Collateral Account Collateral and the Series 2025-1 Reserve Account Collateral.
“Series 2025-1 Collection Account” is defined in Section 3.1(b).
“Series 2025-1 Demand Note” means each demand note made by a Demand Note Issuer, substantially in the form of Exhibit C as amended, modified or restated from time to time.
“Series 2025-1 Demand Note Payment Amount” means, as of the Multi-Series Letter of Credit Termination Date, the aggregate amount of all proceeds of demands made on the Series 2025-1 Demand Notes pursuant to Section 3.5(c)(i), 3.5(d)(i) or 3.5(f)(i) that were deposited into the Series 2025-1 Distribution Account and paid to the Series 2025-1 Noteholders during the one-year period ending on the Multi-Series Letter of Credit Termination Date; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred during such one-year period, the Series 2025-1 Demand Note Payment Amount as of the Multi-Series Letter of Credit Termination Date shall equal the Series 2025-1 Demand Note Payment Amount as if it were calculated as of the date of such occurrence.
“Series 2025-1 Deposit Date” is defined in Section 3.2.
“Series 2025-1 Distribution Account” is defined in Section 3.9(a).
“Series 2025-1 Distribution Account Collateral” is defined in Section 3.9(d).
“Series 2025-1 Documents” means each of this Supplement, the Series 2025-1 Notes, the Series 2025-1 Interest Rate Cap, the Fee Letter, the Series 2025-1 Demand Notes, the Multi-Series Letters of Credit and any other related documents executed in connection with an issuance of the Series 2025-1 Notes or activities related thereto.
“Series 2025-1 Eligible Letter of Credit Provider” means a Person satisfactory to Interpace Funding and the Demand Note Issuers and having, at the time of the issuance of the related Multi-Series Letter of Credit, a long-term senior unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “Baa2” from Moody’s; provided that if a Person is not a Multi-Series Letter of Credit Provider (or a letter of credit provider under the Supplement for any other Series of Notes), then such Person shall not be a Series 2025-1 Eligible Letter of Credit Provider until Interpace Funding has provided 10 days’ prior notice to the Rating Agencies and the Administrative Agents that such a Person has been proposed as a Multi-Series Letter of Credit Provider.
“Series 2025-1 Enhancement” means the Series 2025-1 Cash Collateral Account Collateral, the Multi-Series Letters of Credit, the Series 2025-1 Demand Notes, the Series 2025-1 Overcollateralization Amount and the Series 2025-1 Reserve Account Amount.

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“Series 2025-1 Enhancement Amount” means, as of any date of determination, the sum of (i) the Series 2025-1 Overcollateralization Amount as of such date, (ii) the Series 2025-1 Allocated Multi-Series Letter of Credit Amount as of such date, (iii) the Series 2025-1 Available Reserve Account Amount as of such date and (iv) the amount of cash and Permitted Investments on deposit in the Series 2025-1 Collection Account (not including amounts allocable to the Series 2025-1 Accrued Interest Account) and the Series 2025-1 Excess Collection Account as of such date.
“Series 2025-1 Enhancement Deficiency” means, on any date of determination, the amount by which the Series 2025-1 Enhancement Amount is less than the Series 2025-1 Required Enhancement Amount as of such date.
“Series 2025-1 Enhancement Rate Reduction” means, as of any date of determination, (i) if a Series 2025-1 Interest Rate Cap is in effect on such date, 0 basis points or (ii) if no Series 2025-1 Interest Rate Cap is in effect on such date, an amount equal to (A) 0.5 times (B) the number of basis points equal to the sum of (x) 550 basis points and (y) the weighted average Class A Applicable Margin (expressed in basis points) times (C) an amount equal to (1) the Class A Invested Amount on such date divided by (2) the Series 2025-1 Invested Amount as of such date.
“Series 2025-1 Excess Collection Account” is defined in Section 3.1(b).
“Series 2025-1 Expected Final Distribution Date” means the December 2027 Distribution Date.
“Series 2025-1 Final Distribution Date” means the June 2028 Distribution Date.
“Series 2025-1 Incremental Enhancement Amount” means, as of any date of determination, the sum of:
(i)    the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Operating Lease as of the immediately preceding Business Day over the Series 2025-1 Maximum Mitsubishi Amount as of the immediately preceding Business Day;
(ii)    the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Isuzu and leased under the Operating Lease as of the immediately preceding Business Day over the Series 2025-1 Maximum Isuzu Amount as of the immediately preceding Business Day;
(iii)    the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Subaru and leased under the Operating Lease as of the immediately preceding Business Day over the Series 2025-1 Maximum Subaru Amount as of the immediately preceding Business Day;
(iv)    the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Hyundai and leased under the Operating Lease as of the immediately

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preceding Business Day over the Series 2025-1 Maximum Hyundai Amount as of the immediately preceding Business Day;
(v)    the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Suzuki and leased under the Operating Lease as of the immediately preceding Business Day over the Series 2025-1 Maximum Suzuki Amount as of the immediately preceding Business Day;
(vi)    the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia and leased under the Operating Lease as of the immediately preceding Business Day over the Series 2025-1 Maximum Kia Amount as of the immediately preceding Business Day;
(vii)    the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Tesla and leased under the Operating Lease as of the immediately preceding Business Day over the Series 2025-1 Maximum Tesla Amount as of the immediately preceding Business Day;
(viii)    the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Land Rover and leased under the Operating Lease as of the immediately preceding Business Day over the Series 2025-1 Maximum Land Rover Amount as of the immediately preceding Business Day;
(ix)    the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Jaguar and leased under the Operating Lease as of the immediately preceding Business Day over the Series 2025-1 Maximum Jaguar Amount as of the immediately preceding Business Day;
(x)    the excess, if any, of the Net Book Value of all Vehicles leased under the Operating Lease with respect to which the lien under the Indenture is not perfected through a notation of such lien on the Certificate of Title or otherwise over the Series 2025-1 Maximum Non-Perfected Vehicle Amount as of the immediately preceding Business Day; and
(xi)    the excess, if any, of the Non-Eligible Manufacturer Amount as of the immediately preceding Business Day over the Series 2025-1 Maximum Non-Eligible Manufacturer Amount as of the immediately preceding Business Day.
“Series 2025-1 Interest Period” means a period commencing on and including a Distribution Date and ending on and including the day preceding the next succeeding Distribution Date; provided, however, that the initial Series 2025-1 Interest Period shall commence on and include the Series 2025-1 Closing Date and end on and include February 19, 2026.
“Series 2025-1 Interest Rate Cap” has the meaning specified in Section 3.11(a).
“Series 2025-1 Interest Rate Cap Collateral” has the meaning specified in Section 3.11(d).

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“Series 2025-1 Interest Rate Cap Enhancement Percentage” means, as of any date of determination, (i) if a Series 2025-1 Interest Rate Cap is in effect on such date, 0 basis points or (ii) if no Series 2025-1 Interest Rate Cap is in effect on such date, for each Series 2025-1 Interest Rate Cap Period, an amount equal to (A) 0.5 times (B) the number of basis points equal to the sum of (x) the Series 2025-1 Required Cap Strike Rate (expressed in basis points) determined for such Series 2025-1 Interest Rate Cap Period and (y) the weighted average Class A Applicable Margin (expressed in basis points) times (C) an amount equal to (1) the Class A Invested Amount as of the Business Day immediately preceding the commencement of such Series 2025-1 Interest Rate Cap Period divided by (2) the Series 2025-1 Invested Amount as of the Business Day immediately preceding the commencement of such Series 2025-1 Interest Rate Cap Period.
“Series 2025-1 Interest Rate Cap Liquidity Percentage” means, for each Series 2025-1 Interest Rate Cap Period, an amount equal to (A) 0.5 times (B) the sum of (1) the number of basis points equal to the sum of (x) the Series 2025-1 Required Cap Strike Rate (expressed in basis points) determined for such Series 2025-1 Interest Rate Cap Period and (y) the weighted average Class A Applicable Margin (expressed in basis points) times the Class A Invested Amount as of the Business Day immediately preceding the commencement of such Series 2025-1 Interest Rate Cap Period, (2) the Class B Note Rate times the Class B Invested Amount as of the Business Day immediately preceding the commencement of such Series 2025-1 Interest Rate Cap Period and (3) the Class C Note Rate times the Class C Invested Amount as of the Business Day immediately preceding the commencement of such Series 2025-1 Interest Rate Cap Period divided by (C) the Series 2025-1 Invested Amount as of the Business Day immediately preceding the commencement of such Series 2025-1 Interest Rate Cap Period.
“Series 2025-1 Interest Rate Cap Period” means, so long as no Series 2025-1 Interest Rate Cap in effect, a period commencing on a Determination Date on which the Series 2025-1 Springing Interest Rate Cap Condition is satisfied to but excluding the next succeeding Determination Date on which the Series 2025-1 Springing Interest Rate Cap Condition for such period is satisfied.
“Series 2025-1 Interest Rate Cap Proceeds” means the amounts received by the Trustee from an Interest Rate Cap Counterparty from time to time in respect of a Series 2025-1 Interest Rate Cap (including amounts received from a guarantor or from collateral).
“Series 2025-1 Invested Amount” means, on any date of determination, the sum of (i) the Class A Invested Amount as of such date, (ii) the Class B Invested Amount as of such date and (iii) the Class C Invested Amount as of such date.
“Series 2025-1 Lease Interest Payment Deficit” means on any Distribution Date an amount equal to the excess, if any of (a) the aggregate amount of Interest Collections which pursuant to Section 3.2(a) or (b) would have been allocated to the Series 2025-1 Accrued Interest Account if all payments of Monthly Base Rent required to have been made under the Operating Lease from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Interest Collections which pursuant to Section 3.2(a) or (b) have been allocated to the Series 2025-1 Accrued Interest Account (excluding any amounts paid into the Series 2025-1 Accrued Interest Account pursuant to the proviso in Section

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3.2(b)(ii)) from and excluding the preceding Distribution Date to and including such Distribution Date.
“Series 2025-1 Lease Payment Deficit” means either a Series 2025-1 Lease Interest Payment Deficit or a Series 2025-1 Lease Principal Payment Deficit.
“Series 2025-1 Lease Principal Payment Carryover Deficit” means (a) for the initial Distribution Date, zero and (b) for any other Distribution Date, the excess of (x) the Series 2025-1 Lease Principal Payment Deficit, if any, on the preceding Distribution Date over (y) the amount deposited in the Distribution Account on such preceding Distribution Date pursuant to Section 3.5(c) on account of such Series 2025-1 Lease Principal Payment Deficit.
“Series 2025-1 Lease Principal Payment Deficit” means on any Distribution Date the sum of (a) the Series 2025-1 Monthly Lease Principal Payment Deficit for such Distribution Date and (b) the Series 2025-1 Lease Principal Payment Carryover Deficit for such Distribution Date.
“Series 2025-1 Limited Liquidation Event of Default” means, so long as such event or condition continues, any event or condition of the type specified in clauses (a) through (i) of Article IV; provided, however, that any event or condition of the type specified in clauses (a) through (i) of Article IV shall not constitute a Series 2025-1 Limited Liquidation Event of Default if the Trustee shall have received the written consent of each of the Series 2025-1 Noteholders waiving the occurrence of such Series 2025-1 Limited Liquidation Event of Default.
“Series 2025-1 Liquidity Amount” means, as of any date of determination, the sum of (a) the Series 2025-1 Allocated Multi-Series Letter of Credit Liquidity Amount on such date and (b) the Series 2025-1 Available Reserve Account Amount on such date.
“Series 2025-1 Market Value Additional Enhancement Amount” means, as of any date of determination, the product of (i) the Series 2025-1 Market Value Enhancement Percentage as of such date and (ii) an amount equal to the aggregate Net Book Value of all Vehicles leased under the Operating Lease as of such date.
“Series 2025-1 Market Value Enhancement Percentage” means, as of any date of determination, the excess, if any, of (i) 100% minus (ii) the lowest Market Value Average as of the three immediately preceding Determination Dates (including, if such date is a Determination Date, such date).
“Series 2025-1 Maximum Amount” means any of the Series 2025-1 Maximum Manufacturer Amounts, the Series 2025-1 Maximum Non-Eligible Manufacturer Amount or the Series 2025-1 Non-Perfected Vehicle Amount.
“Series 2025-1 Maximum Hyundai Amount” means, as of any day, an amount equal to 55% of the aggregate Net Book Value of all Vehicles leased under the Operating Lease on such day.

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“Series 2025-1 Maximum Isuzu Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Operating Lease on such day.
“Series 2025-1 Maximum Jaguar Amount” means, as of any day, an amount equal to 12.5% of the aggregate Net Book Value of all Vehicles leased under the Operating Lease on such day.
“Series 2025-1 Maximum Kia Amount” means, as of any day, an amount equal to 55% of the aggregate Net Book Value of all Vehicles leased under the Operating Lease on such day.
“Series 2025-1 Maximum Land Rover Amount” means, as of any day, an amount equal to 12.5% of the aggregate Net Book Value of all Vehicles leased under the Operating Lease on such day.
“Series 2025-1 Maximum Manufacturer Amount” means, as of any day, any of the Series 2025-1 Maximum Hyundai Amount, the Series 2025-1 Maximum Isuzu Amount, the Series 2025-1 Maximum Jaguar Amount, the Series 2025-1 Maximum Kia Amount, the Series 2025-1 Maximum Land Rover Amount, the Series 2025-1 Maximum Mitsubishi Amount, the Series 2025-1 Maximum Subaru Amount, the Series 2025-1 Maximum Suzuki Amount or the Series 2025-1 Maximum Tesla Amount.
“Series 2025-1 Maximum Mitsubishi Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Operating Lease on such day.
“Series 2025-1 Maximum Non-Eligible Manufacturer Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Operating Lease on such day.
“Series 2025-1 Maximum Non-Perfected Vehicle Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Operating Lease on such day.
“Series 2025-1 Maximum Subaru Amount” means, as of any day, an amount equal to 12.5% of the aggregate Net Book Value of all Vehicles leased under the Operating Lease on such day.
“Series 2025-1 Maximum Suzuki Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Operating Lease on such day.
“Series 2025-1 Maximum Tesla Amount” means, as of any day, an amount equal to 25% of the aggregate Net Book Value of all Vehicles leased under the Operating Lease on such day.

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“Series 2025-1 Measurement Month Additional Enhancement Amount” means, as of any date of determination, the product of (i) the Series 2025-1 Measurement Month Enhancement Percentage as of such date and (ii) an amount equal to the aggregate Net Book Value of all Vehicles leased under the Operating Lease as of such date.
“Series 2025-1 Measurement Month Enhancement Percentage” means, as of any date of determination, the excess, if any, of (i) 100% minus (ii) the lowest Measurement Month Average as of the three immediately preceding ABRCF Measurement Months or Interpace Funding Measurement Months, as applicable.
“Series 2025-1 Monthly Lease Principal Payment Deficit” means on any Distribution Date an amount equal to the excess, if any, of (1) the aggregate amount of Principal Collections which pursuant to Section 3.2(a) or (b) would have been allocated to the Series 2025-1 Collection Account if all payments required to have been made under the Operating Lease from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (2) the aggregate amount of Principal Collections which pursuant to Section 3.2(a) or (b) have been allocated to the Series 2025-1 Collection Account (without giving effect to any amounts paid into the Series 2025-1 Accrued Interest Account pursuant to the proviso in Sections 3.2(b)(ii) and/or 3.2(c)(ii)) from and excluding the preceding Distribution Date to and including such Distribution Date.
“Series 2025-1 Moody’s EV Enhanced Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the aggregate Net Book Value of all Electric Vehicles leased under the Operating Lease as of such date and (b) the denominator of which is the aggregate Net Book Value of all Vehicles leased under the Operating Lease as of such date.
“Series 2025-1 Moody’s EV Enhancement Rate” means, as of any date of determination, 22.50% minus the Series 2025-1 Enhancement Rate Reduction.
“Series 2025-1 Moody’s PHEV Enhanced Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the aggregate Net Book Value of all Plug-In Hybrid Electric Vehicles leased under the Operating Lease as of such date and (b) the denominator of which is the aggregate Net Book Value of all Vehicles leased under the Operating Lease as of such date.
“Series 2025-1 Moody’s PHEV Enhancement Rate” means, as of any date of determination, 14.00% minus the Series 2025-1 Enhancement Rate Reduction.
“Series 2025-1 Moody’s Required Enhancement Amount” means, as of any date of determination, the product of (i) the Series 2025-1 Moody’s Required Enhancement Percentage as of such date and (ii) an amount equal to the Series 2025-1 Invested Amount as of such date minus the Series 2025-1 Allocated Cash Amount.
“Series 2025-1 Moody’s Required Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of (A) the Series 2025-1 Moody’s EV Enhancement Rate as of such date and (B) the Series 2025-1 Moody’s EV Enhanced Vehicle Percentage as of such date, (ii) the product of (A) the Series 2025-1 Moody’s PHEV Enhancement Rate as of such

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date and (B) the Series 2025-1 Moody’s PHEV Enhanced Vehicle Percentage as of such date and (iii) the Series 2025-1 Interest Rate Cap Enhancement Percentage (if any) as of such date.
“Series 2025-1 Noteholder” means any Class A Noteholder, any Class B Noteholder or any Class C Noteholder.
“Series 2025-1 Notes” means, collectively, the Class A Notes, the Class B Notes and the Class C Notes.
“Series 2025-1 Overcollateralization Amount” means the excess, if any, of (x) the Operating Lease Vehicle Borrowing Base as of such date over (y) the Series 2025-1 Invested Amount as of such date.
“Series 2025-1 Past Due Rent Payment” is defined in Section 3.2(d).
“Series 2025-1 Principal Allocation” is defined in Section 3.2(a)(ii).
“Series 2025-1 Rapid Amortization Period” means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2025-1 Notes and ending upon the earliest to occur of (i) the date on which the Series 2025-1 Notes are fully paid, (ii) the Series 2025-1 Final Distribution Date and (iii) termination of the Indenture.
“Series 2025-1 Reimbursement Agreement” means any and each agreement providing for the reimbursement of a Multi-Series Letter of Credit Provider for draws under the Multi-Series Letter of Credit as the same may be amended, supplemented, restated or otherwise modified from time to time.
“Series 2025-1 Repurchase” is defined in Section 2.5(a).
“Series 2025-1 Required Allocated Principal Proportionate Share” means, with respect to each Class of Notes, the ratio, expressed as a percentage, which the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount, as applicable, bears to the Series 2025-1 Invested Amount, in each case, as of the Initial Closing Date.
“Series 2025-1 Required Cap Strike Rate” means, (x) as of the Initial Closing Date until the commencement of the initial Series 2025-1 Interest Rate Cap Period, 5.50% and (y) for each Series 2025-1 Interest Rate Cap Period, a percentage equal to (x) Daily Simple SOFR as of the first day of such Series 2025-1 Interest Rate Cap Period plus (y) the Series 2025-1 Springing Interest Rate Cap Increase for such Series 2025-1 Interest Rate Cap Period, as such percentage may be reduced in accordance with Section 3.11(c).
“Series 2025-1 Required Enhancement Amount” means, as of any date of determination, the sum of (i) the Series 2025-1 Moody’s Required Enhancement Amount as of such date, (ii) the Series 2025-1 Incremental Enhancement Amount as of such date and (iii) the higher of (x) the Series 2025-1 Market Value Additional Enhancement Amount and (y) the Series 2025-1 Measurement Month Additional Enhancement Amount.

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“Series 2025-1 Required Liquidity Amount” means, with respect to any Distribution Date, (i) if a Series 2025-1 Interest Rate Cap is in effect on such date, 4.00% or (ii) if no Series 2025-1 Interest Rate Cap is in effect on such date, an amount equal to the Series 2025-1 Interest Rate Cap Liquidity Percentage for the Series 2025-1 Interest Rate Cap Period in which such Distribution Date occurs of the sum of (x) the Class A Invested Amount on such Distribution Date, (y) the Class B Invested Amount on such Distribution Date and (z) the Class C Invested Amount on such Distribution Date, in each case, after giving effect to any payments of principal to be made on the Series 2025-1 Notes on such Distribution Date.
“Series 2025-1 Required Operating Lease Vehicle Amount” means, as of any date of determination, the sum of (A) the sum of the Series 2025-1 Required Overcollateralization Amount and the Series 2025-1 Invested Amount as of such date and (B) if an Event of Bankruptcy with respect to ABCR, any other Lessee or any Permitted Sublessee (other than a third-party Permitted Sublessee) has occurred on or prior to such date, the Class A Contingent Monthly Funding Costs Shortfall as of the immediately preceding Distribution Date.
“Series 2025-1 Required Overcollateralization Amount” means, as of any date of determination, the excess, if any, of the Series 2025-1 Required Enhancement Amount over the sum of (i) the Series 2025-1 Allocated Multi-Series Letter of Credit Amount as of such date, (ii) the Series 2025-1 Available Reserve Account Amount on such date and (iii) the amount of cash and Permitted Investments on deposit in the Series 2025-1 Collection Account (not including amounts allocable to the Series 2025-1 Accrued Interest Account) and the Series 2025-1 Excess Collection Account on such date.
“Series 2025-1 Required Reserve Account Amount” means, with respect to any Distribution Date, an amount equal to the sum of (a) the greater of (i) the excess, if any, of the Series 2025-1 Required Liquidity Amount on such Distribution Date over the Series 2025-1 Allocated Multi-Series Letter of Credit Liquidity Amount on such Distribution Date (after giving effect to any payments of principal to be made on the Series 2025-1 Notes on such Distribution Date) and (ii) the excess, if any, of the Series 2025-1 Required Enhancement Amount over the Series 2025-1 Enhancement Amount (excluding therefrom the Series 2025-1 Available Reserve Account Amount and calculated after giving effect to any payments of principal to be made on the Series 2025-1 Notes) on such Distribution Date and (b) the Demand Note Preference Payment Amount.
“Series 2025-1 Required Specified Noteholders” means, for so long as any Class A Notes are outstanding, Class A Noteholders holding more than 50% of the Class A Invested Amount.
“Series 2025-1 Reserve Account” is defined in Section 3.7(a).
“Series 2025-1 Reserve Account Collateral” is defined in Section 3.7(d).
“Series 2025-1 Reserve Account Surplus” means, with respect to any Distribution Date, the excess, if any, of the Series 2025-1 Available Reserve Account Amount over the sum of (x) the Series 2025-1 Required Reserve Account Amount on such Distribution Date and (y) the sum of (i) the Class A Contingent Monthly Funding Costs with respect to all Purchaser Groups for

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the Series 2025-1 Interest Period ending on such date and (ii) any Class A Contingent Monthly Funding Costs Shortfall as of such date (together with accrued interest thereon).
“Series 2025-1 Senior Monthly Interest” means, with respect to any Distribution Date, the sum of the Class A Senior Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest, in each case with respect to the Series 2025-1 Interest Period ended on the day preceding such Distribution Date.
“Series 2025-1 Senior Monthly Interest Shortfall” means, on any Distribution Date, the sum of the Class A Senior Monthly Interest Shortfall, the Class B Monthly Interest Shortfall and the Class C Monthly Interest Shortfall on such Distribution Date.
“Series 2025-1 Springing Interest Rate Cap Condition” means a condition that will be satisfied during a Series 2025-1 Interest Rate Cap Period if (x) on the day immediately preceding any Determination Date, Daily Simple SOFR equals or exceeds the Series 2025-1 Springing Interest Rate Cap Trigger for such Series 2025-1 Interest Rate Cap Period and (y) the Issuer has not (in its sole discretion) acquired a Series 2025-1 Interest Rate Cap at a strike rate not greater than the Series 2025-1 Required Cap Strike Rate with respect to such Series 2025-1 Interest Rate Period.
“Series 2025-1 Springing Interest Rate Cap Increase” means, for each Series 2025-1 Interest Rate Cap Period, (i) if no ABCR Two-Notch Downgrade Event or ABCR Three-Notch Downgrade Event has occurred and is continuing, 250 basis points or (ii) if either an ABCR Two-Notch Downgrade Event or ABCR Three-Notch Downgrade Event has occurred and is continuing, 450 basis points.
“Series 2025-1 Springing Interest Rate Cap Reset Condition” means a condition that will be satisfied during any Series 2025-1 Interest Rate Cap Period if, on any date of determination during such Series 2025-1 Interest Rate Cap Period, Daily Simple SOFR is less than the excess of (i) the Series 2025-1 Springing Interest Rate Cap Trigger for such Series 2025-1 Interest Rate Cap Period over (ii) 100 basis points.
“Series 2025-1 Springing Interest Rate Cap Trigger” means, for each Series 2025-1 Interest Rate Cap Period, a percentage equal to (x) Daily Simple SOFR as of the first day of such Series 2025-1 Interest Rate Cap Period plus (y) 100 basis points, as such percentage may be reduced in accordance with Section 3.11(c).
“Series 2025-1 Unpaid Demand Amount” means, with respect to any single draw pursuant to Section 3.5(c), (d) or (f) on the Multi-Series Letters of Credit, the aggregate amount drawn by the Trustee on all Multi-Series Letters of Credit.
“Signature Guaranteed Assignment” means, in connection with the transfer or exchange of a Series 2025-1 Note, the form of assignment duly completed and executed by a Series 2025-1 Noteholder or his attorney, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP.

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“SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the NYFRB’s Website, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR.”
“SOFR Funding CP Conduit Purchaser” means each CP Conduit Purchaser that is designated as such on Schedule I or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser became a party to this Supplement.
“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR.”
“SOFR Tranche” means, with respect to any CP Conduit Purchaser Group, the portion of the APA Bank Funded Amount with respect to such CP Conduit Purchaser Group for which the Class A Monthly Funding Costs with respect to such CP Conduit Purchaser Group is calculated by reference to Adjusted Daily Simple SOFR.
“STAMP” means the Security Transfer Agent Medallion Program.
“Supplement” is defined in the recitals hereto.
“Supported QFC” is defined in Section 11.26(a).
“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including back-up withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Termination Date Disbursement” means an amount drawn under a Multi-Series Letter of Credit pursuant to a Certificate of Termination Date Demand.
“Termination Disbursement” means an amount drawn under a Multi-Series Letter of Credit pursuant to a Certificate of Termination Demand.
“Transfer Supplement” is defined in Section 11.1(c).
“Transferee” is defined in Section 11.1(i).
“Trustee” is defined in the recitals hereto.

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“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. Special Resolution Regimes” is defined in Section 11.26(a).
“U.S. Tax Compliance Certificate” is defined in Section 7.2(g)(ii).
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“Uncertificated Note” is defined in Section 2.1(b).
“Unpaid Demand Note Disbursement” means an amount drawn under a Multi-Series Letter of Credit pursuant to a Certificate of Unpaid Demand Note Demand.
“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.
“Voting Stock” means, with respect to any Person, the common stock or membership interests of such Person and any other security of, or ownership interest in, such Person having ordinary voting power to elect a majority of the board of directors or a majority of the managers (or other Persons serving similar functions) of such Person.
“Waiver Event” means the occurrence of the delivery of a Waiver Request and the subsequent waiver of any Series 2025-1 Maximum Amount.
“Waiver Request” is defined in Article V.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that

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any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
ARTICLE II

PURCHASE AND SALE OF SERIES 2025-1 NOTES
Section 2.1.    Purchases of the Series 2025-1 Notes.
(a)    Initial Purchases. Subject to the terms and conditions of this Supplement, including Section 2.4, each Non-Conduit Purchaser, each CP Conduit Purchaser and each Junior Noteholder shall purchase on the Series 2025-1 Closing Date (i) a Class A Note in an amount equal to its Class A Purchaser Group Invested Amount, (ii) a Class B Note in an amount equal to its Class B Noteholder Invested Amount and/or (iii) a Class C Note in an amount equal to its Class C Noteholder Invested Amount, as applicable, in each case as set forth on Schedule I hereto.
(b)    Form of Series 2025-1 Notes. The Series 2025-1 Notes shall be issued either (i) in fully registered form without interest coupons, substantially in the form set forth in Exhibit A (a “Definitive Note”) or (ii) in uncertificated, fully registered form evidenced by entry in the Note Register (an “Uncertificated Note”). In the case of a Series 2025-1 Noteholder (or transferee thereof) electing to take a Series 2025-1 Note in the form of an Uncertificated Note, the Trustee shall deliver a Confirmation of Registration to such Series 2025-1 Noteholder or transferee, as applicable.
(i)    Definitive Notes. At the request of a Series 2025-1 Noteholder or transferee of Series 2025-1 Notes, the Series 2025-1 Notes may be issued in the form of a Definitive Note. Any Series 2025-1 Note issued as a Definitive Note may be transferred to a Person who wishes to take delivery thereof in the form of a Definitive Note or an Uncertificated Note, in each case, in accordance with Section 2.2(c).
(ii)    Uncertificated Notes. At the request of a Series 2025-1 Noteholder or transferee of Series 2025-1 Notes, the Series 2025-1 Notes may be issued in the form of an Uncertificated Note. With respect to any Uncertificated Note, the Trustee upon receipt of an Issuer Order for the registration of a Series 2025-1 Note shall provide to the applicable Series 2025-1 Noteholder, upon request of such Series 2025-1 Noteholder, after registration of the Uncertificated Note in the Note Register a Confirmation of Registration, the form of which shall be set forth in Exhibit I attached hereto. Any Series 2025-1 Note issued as an Uncertificated Note may be transferred to a Person who wishes to take delivery thereof in the form of an Uncertificated Note or a Definitive Note, in each case, in accordance with Section 2.2(c). Except as otherwise expressly provided herein:
(1)    Uncertificated Notes registered in the name of a Person shall be considered “held” by such Person for all purposes of this Supplement and the Base Indenture; and
(2)    with respect to any Uncertificated Note, (a) references herein to authentication and delivery shall be deemed to refer to creation of

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an entry for such Uncertificated Note in the Note Register and registration of such Uncertificated Note the name of the owner, (b) references herein to cancellation of an Uncertificated Note shall be deemed to refer to de-registration of such Uncertificated Note and (c) references herein to the date of authentication of an Uncertificated Note shall refer to the date of registration of such Uncertificated Note in the Note Register in the name of the owner thereof.
For the avoidance of doubt, no Confirmation of Registration shall be required to be surrendered (x) in connection with a transfer of the related Uncertificated Note or (y) in connection with the final payment of the related Uncertificated Note. In connection with (x) and (y) in the preceding sentence, the Trustee shall require a written request for registration or de-registration, as applicable, to be signed by the Series 2025-1 Noteholder and medallion guaranteed or notarized. The Note Register shall be conclusive evidence of the ownership of an Uncertificated Note.
Section 2.2.    Delivery; Transfer and Exchange.
(a)    On the Initial Closing Date (or on any later date that any Purchaser Group or Junior Noteholder becomes a party to this Supplement), Interpace Funding shall sign and shall direct the Trustee in writing pursuant to Section 2.2 of the Base Indenture to duly authenticate (or register in the case of an Uncertificated Note), and the Trustee, upon receiving such direction, shall so authenticate (or register in the case of an Uncertificated Note) a Class A Note, a Class B Note and/or a Class C Note with respect to each Purchaser Group or Junior Noteholder, as applicable, as follows: (i) in the case of a CP Conduit Purchaser Group, such Note shall be authenticated (or registered in the case of an Uncertificated Note) in the name of the Funding Agent with respect to such CP Conduit Purchaser Group (or as otherwise requested by such CP Conduit Purchaser Group and agreed to by Interpace Funding) in an amount equal to the Class A Purchaser Group Invested Amount with respect to such CP Conduit Purchaser Group and delivered to such Funding Agent in accordance with such written directions, (ii) in the case of a Non-Conduit Purchaser Group, such Note shall be authenticated (or registered in the case of an Uncertificated Note) in the name of the Related Non-Conduit Purchaser in an amount equal to the Class A Purchaser Group Invested Amount with respect to such Related Non-Conduit Purchaser Group and delivered to such Related Non-Conduit Purchaser in accordance with such written directions, or (iii) in the case of a Junior Noteholder, such Note shall be authenticated (or registered in the case of an Uncertificated Note) in the name of the Junior Noteholder in an amount equal to the Class B Noteholder Invested Amount or Class C Noteholder Invested Amount, as applicable, with respect to such Junior Noteholder and delivered to such Junior Noteholder in accordance with such written directions.
(b)    The Senior Administrative Agent shall maintain a record of (i) the actual Class A Purchaser Group Invested Amount, Class B Noteholder Invested Amount and Class C Noteholder Invested Amount outstanding with respect to each Purchaser Group and Junior Noteholder, as applicable, and (ii) the actual Series 2025-1 Invested Amount outstanding on any date of determination, which, absent manifest error, shall constitute prima facie evidence of the outstanding Class A Invested Amount, the outstanding Class B Invested Amount, the outstanding Class C Invested Amount and the outstanding Series 2025-1 Invested Amount from time to time.

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Upon a written request from the Trustee, the Senior Administrative Agent shall provide in writing the identity of the Purchaser Groups, the related Funding Agents for each CP Conduit Purchaser Group, the Purchaser Group Invested Amount for each Purchaser Group, the Pro Rata Share with respect to any Purchaser Group, the identity of the Junior Noteholders, the Noteholder Invested Amount for each Junior Noteholder and the Pro Rata Share with respect to any Junior Noteholder, to the Trustee.
(c)    Transfer and Exchange of Series 2025-1 Notes.
(i)    Transfer and Exchange for a Definitive Note. If a Series 2025-1 Noteholder holding a beneficial interest in an Uncertificated Note wishes at any time to exchange its interest in such Uncertificated Note for an interest in a Definitive Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Definitive Note, such exchange or transfer may be effected only in accordance with the provisions of this Section 2.2(c)(i). Upon receipt by the office or agency maintained by the Trustee, where Notes may be presented for registration of transfer or for exchange (or de-registration in the case of Uncertificated Notes) (the “Registrar”), of an Issuer Order directing the Trustee (with a copy to the Senior Administrative Agent, in the case of a Class A Note, or the Junior Administrative Agent, in the case of a Class B Note or a Class C Note), to deregister such Uncertificated Note, (ii) a transfer supplement, substantially in the form of Exhibit G-1 or Exhibit G-2, as applicable, and (iii) one or more corresponding Definitive Notes in the names specified in Signature Guaranteed Assignment executed by Interpace Funding, together with an Issuer Order directing the Trustee (with a copy to the Senior Administrative Agent, in the case of a Class A Note, or the Junior Administrative Agent, in the case of a Class B Note or a Class C Note), to authenticate such corresponding Definitive Notes, the Registrar shall (A) deregister such Uncertificated Note and record the exchange and/or transfer in the Register, and (B) authenticate and deliver the corresponding Definitive Note(s) to such transferee in a principal amount designated by the holder and/or transferee (the aggregate of such principal amount being equal to the aggregate principal amount of the beneficial interest in such Uncertificated Note exchanged and/or transferred by the transferor).
(ii)    Transfer and Exchange for an Uncertificated Note. If a Series 2025-1 Noteholder holding a beneficial interest in a Definitive Note wishes at any time to exchange its interest in such Definitive Note for an interest in the Uncertificated Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in an Uncertificated Note, such exchange or transfer may be effected only in accordance with the provisions of this Section 2.2(c)(ii). Upon receipt by the Registrar, of (i) together with a Signature Guaranteed Assignment with the Trustee, (ii) a transfer supplement, substantially in the form of Exhibit G-1 or Exhibit G-2, as applicable, and (iii) an Issuer Order directing the Trustee (with a copy to the Senior Administrative Agent, in the case of a Class A Note, or the Junior Administrative Agent, in the case of a Class B Note or a Class C Note), to register one or more corresponding Uncertificated Notes in the names specified therein, the Registrar shall (A) record the exchange and/or transfer in the Register, and (B) register Uncertificated Notes as directed in the Issuer Order in a principal amount stated therein (the aggregate of such principal amount being equal to the aggregate principal amount of the beneficial interest in such Definitive Note exchanged and/or

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transferred by the transferor) and upon request of the transferee, execute and deliver a Confirmation of Registration to such transferee(s).
(iii)    Transfer Restrictions of the Series 2025-1 Notes. No transfer of any Series 2025-1 Note shall be made unless the request for such transfer is made by the Series 2025-1 Noteholder to the Registrar. Neither Interpace Funding nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Series 2025-1 Notes, the Trustee shall recognize the holders of such Series 2025-1 Note as Series 2025-1 Noteholders.
Section 2.3.    Deemed ERISA Representation. By its acceptance of a Class C Note, each Class C Noteholder will be deemed to have represented and warranted that (i) it is not, and is not acquiring or holding the Class C Notes (or any interest therein) for or on behalf of, or with the assets of, a Benefit Plan Investor, (ii) if it is a governmental, church, non-U.S. or other plan, or any entity whose underlying assets include assets of any such plan, (I) its acquisition, holding and disposition of such Note will not constitute or result in a violation of any Similar Laws and (II) it is not, and for so long as it holds such Class C Notes or interest therein will not be, subject to any federal, state, local or non-U.S. law or regulation that could cause the underlying assets of Interpace Funding to be treated as assets of the investor in any Note (or any interest therein) by virtue of its interest and thereby subject Interpace Funding (or persons responsible for the investment and operation of Interpace Funding’s assets) to any Similar Laws, and (iii) it will not sell, transfer, assign, participate or otherwise dispose of or cause to be marketed any Class C Notes (or any interest therein) unless the transferee likewise delivers a certificate substantially in the form of Exhibit G-2.
Section 2.4.    Sales by CP Conduit Purchasers of Class A Notes to APA Banks. Notwithstanding any limitation to the contrary contained herein, each CP Conduit Purchaser may, in its own discretion, at any time (including on the Series 2025-1 Closing Date), sell or assign all or any portion of its interest in its Class A Note to any Conduit Assignee or to the APA Banks with respect to such CP Conduit Purchaser pursuant to, and subject to the terms and conditions of, the Asset Purchase Agreement with respect to such CP Conduit Purchaser.
Section 2.5.    Optional Repurchase of the Series 2025-1 Notes. (a)  Upon the written request of Interpace Funding or the Administrator on behalf of Interpace Funding, the Series 2025-1 Notes shall be subject to repurchase in accordance with Section 6.2 of the Base Indenture and this Section 2.5 either (i) in part on any Business Day prior to the occurrence of an Amortization Event (such date, the “Optional Repurchase Date”, and any such repurchase, an “Optional Repurchase”) or (ii) in whole on any Distribution Date prior to the occurrence of an Amortization Event (such date, the “Clean-up Repurchase Distribution Date”) only after the Series 2025-1 Invested Amount is reduced to an amount less than or equal to 10% of the Series 2025-1 Invested Amount as of the Initial Closing Date (any such repurchase, a “Clean-up Repurchase” and, together with any Optional Repurchase, a “Series 2025-1 Repurchase”). The repurchase price for any Series 2025-1 Note subject to a Series 2025-1 Repurchase shall equal (1) the aggregate outstanding principal balance of such Series 2025-1 Note (determined after giving effect to any payments made pursuant to Section 3.5(a) on such Distribution Date, if applicable) plus (2)

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accrued and unpaid interest on such outstanding principal balance (determined after giving effect to any payments made pursuant to Section 3.4 on such Distribution Date, if applicable).
(b)    With respect to an Optional Repurchase of the Series 2025-1 Notes, Interpace Funding (or the Administrator on its behalf) shall have given the Administrative Agents (with a copy to the Trustee) irrevocable written notice (effective upon receipt) of the aggregate outstanding principal amount of Series 2025-1 Notes subject to such Optional Repurchase (the “Optional Repurchase Amount”) prior to 9:30 a.m. (New York City time) on the second Business Day prior to such Optional Repurchase Date. Upon receipt of such notice, such Administrative Agent shall forward (which may be via email) a copy of such notice to (i) in the case of the Senior Administrative Agent, each Non-Conduit Purchaser and the Funding Agent with respect to each CP Conduit Purchaser Group and (ii) in the case of the Junior Administrative Agent, each Junior Noteholder, in each case, no later than 1:00 p.m. (New York City time) on the Business Day received. Such Optional Repurchase in part shall be effected by the Trustee’s withdrawing (as set forth in such request) funds on deposit in the Series 2025-1 Excess Collection Account on such Business Day in an amount not to exceed the amount of such funds on deposit therein on such Business Day (after giving effect to any application pursuant to clauses (i), (ii) and (iii) of Section 3.2(c)), and depositing such funds into the Series 2025-1 Distribution Account and distributing such funds in the applicable amounts to each Administrative Agent on such Business Day in accordance with Section 3.5(a); provided that any such Optional Repurchase Amount shall be in an amount equal to $10,000,000 and integral multiples of $500,000 in excess thereof. Any Optional Repurchase shall be made on a pro rata basis to the Class A Purchaser Group Invested Amount, the Class B Noteholder Invested Amount and the Class C Noteholder Invested Amount, as applicable, with respect to the Purchaser Groups and Junior Noteholders, based on the Class A Purchaser Group Invested Amount, the Class B Noteholder Invested Amount and the Class C Noteholder Invested Amount, as applicable, with respect to each Purchaser Group and Junior Noteholder.
(c)    With respect to a Clean-up Repurchase of the Series 2025-1 Notes, on any Distribution Date, Interpace Funding shall have the right to deliver an irrevocable written notice (an “Clean-up Repurchase Notice”) to the Administrative Agents, the Trustee, the Administrator and the Rating Agencies in which Interpace Funding declares that the aggregate outstanding principal amount of the Series 2025-1 Notes shall be repaid in full on the date Clean-up Repurchase Distribution Date set forth in such notice (which date, in any event, shall be a Distribution Date not less than twenty Business Days from the date on which such notice is delivered). Upon receipt of any such Clean-up Repurchase Notice from Interpace Funding, (i) the Senior Administrative Agent shall promptly notify each Non-Conduit Purchaser and the Funding Agent with respect to each CP Conduit Purchaser Group and (ii) the Junior Administrative Agent shall promptly notify each Junior Noteholder.
Section 2.6.    Replacement of Purchaser Groups or Junior Noteholders. If, (x) any Non-Conduit Purchaser Group, any CP Conduit Purchaser Group (or the Funding Agent with respect thereto, on behalf of such CP Conduit Purchaser Group) or any Junior Noteholder (a “Non-Consenting Purchaser”) fails to give its consent for any amendment or waiver requiring the consent of 100% of the Series 2025-1 Noteholders or the consent of all affected Series 2025-1 Noteholders or Purchaser Groups (and such Purchaser Group or Junior Noteholder is affected) and for which Holders of Series 2025-1 Notes representing at least a majority of the required

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voting percentage have consented or (y) any Affected Party with respect to any Non-Conduit Purchaser Group or any CP Conduit Purchaser Group (together with any Non-Consenting Purchaser, “Removed Purchasers”) requests payment for any Article VII Costs payable under Section 7.1(e), at the request of Interpace Funding such Removed Purchaser shall on a Distribution Date thereafter selected by Interpace Funding (or such other date as may be agreed by Interpace Funding, such Removed Purchaser and, if the Removed Purchaser is a Non-Conduit Purchaser Group or CP Conduit Purchaser Group, the Senior Administrative Agent, or if the Removed Purchaser is a Junior Noteholder, the Junior Administrative Agent) assign all or any portion of their respective rights and obligations under this Supplement and the Series 2025-1 Notes pursuant to Section 11.1 to a replacement Purchaser selected by Interpace Funding upon payment by the replacement Purchaser (or upon payment by Interpace Funding as agreed to by Interpace Funding, the assignor and the assignee) of an amount equal to the sum of (i) the Purchaser Group Invested Amount or Pro Rata Share of the Noteholder Invested Amount with respect to such Removed Purchaser, as applicable, and (ii)(A) if such Purchaser includes a Match Funding CP Conduit Purchaser, the sum of (x) all accrued and unpaid Discount on all outstanding Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser from the issuance date(s) thereof to but excluding the date (the “Purchase Effective Date”) of the assignment to the replacement Purchaser and (y) the aggregate Discount to accrue on all outstanding Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser from and including the Purchase Effective Date to and excluding the maturity date of each CP Tranche with respect to such Match Funding CP Conduit Purchaser or (B) if such Removed Purchaser includes a Pooled Funding CP Conduit Purchaser, the sum of (x) the aggregate amount of accrued and unpaid Discount on or in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser as of the Purchase Effective Date and (y) the aggregate amount of Discount to accrue on or in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser from and including the Purchase Effective Date to and excluding the maturity dates of such Commercial Paper, and (iii) (A) if such Removed Purchaser is a Non-Conduit Purchaser Group, all accrued and unpaid interest on the Purchaser Group Invested Amount for such Non-Conduit Purchaser Group, calculated as the sum for each day from but excluding the last day of the Series 2025-1 Interest Period immediately preceding the Purchase Effective Date to but excluding the Purchase Effective Date of the product of (1) the Class A Purchaser Group Invested Amount with respect to such Non-Conduit Purchaser on such day, times (2) the sum of Adjusted Daily Simple SOFR with respect to each such day and the Class A Applicable Margin with respect to such Non-Conduit Purchaser Group divided by (3) 360, or (B) if such Removed Purchaser is a CP Conduit Purchaser Group, the sum of (1) all accrued and unpaid interest on the APA Bank Funded Amount with respect to such Purchaser Group, calculated at the Alternate Base Rate or the applicable Adjusted Daily Simple SOFR plus the Class A Applicable Margin as of the Purchase Effective Date and (2) if such CP Conduit

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Purchaser Group includes a SOFR Funding CP Conduit Purchaser, all accrued and unpaid interest on the CP Conduit Funded Amount for such CP Conduit Purchaser Group, calculated as the sum for each day from but excluding the last day of the Series 2025-1 Interest Period immediately preceding the Purchase Effective Date to but excluding the Purchase Effective Date of the product of (x) the CP Conduit Funded Amount with respect to such CP Conduit Purchaser Group on each such day, times (y) Adjusted Daily Simple SOFR with respect to each such day with respect to such CP Conduit Purchaser Group divided by (z) 360, or (C) if such Removed Purchaser is a Junior Noteholder, all accrued and unpaid interest on the Noteholder Invested Amount for such Junior Noteholder, calculated as the sum for each day from but excluding the last day of the Series 2025-1 Interest Period immediately preceding the Purchase Effective Date to but excluding the Purchase Effective Date of the product of (1) the Class B Noteholder Invested Amount or Class C Noteholder Invested Amount, as applicable, with respect to such Junior Noteholder on such day, times (2) the Class B Note Rate or the Class C Note Rate, as applicable, divided by (3) 360, and (iv) if such Removed Purchaser is a CP Conduit Purchaser Group, for each day from but excluding the last day of the Series 2025-1 Interest Period immediately preceding the Purchase Effective Date to but excluding the Purchase Effective Date, an amount equal to (x) the Class A CP Conduit Funded Amount with respect to such Removed Purchaser on such day, times (y) the Class A Applicable Margin, divided by (z) 360, and (v) all Article VII Costs then due and payable to such Removed Purchaser, and (vi) without duplication, any other amounts then due and payable to such Removed Purchaser pursuant to this Supplement. To the extent a Removed Purchaser does not assign all or any portion of their respective rights and obligations under this Supplement and the Series 2025-1 Notes pursuant to Section 11.1 to a replacement Purchaser, the Removed Purchaser shall return their 2025-1 Note to the Trustee and Interpace Funding shall direct the Trustee to cancel (or de-register in the case of an Uncertificated Note) such 2025-1 Note.
Section 2.7.    Interest Payments; Rate Calculations; Funding Allocation and Pricing Increases. (a) Interest Payments. Interest shall be payable on the Series 2025-1 Notes on each Distribution Date pursuant to Section 3.3. Interest, including the Class A Note Rate, the Class B Note Rate and the Class C Note Rate, shall be calculated on a monthly basis by the Administrator in accordance with Section 3.3.
(b)    Calculations of Rates. With respect to the Class A Notes, calculations of per annum rates (including Daily Simple SOFR) under this Supplement shall be made on the basis of a 360- (or 365-/366- in the case of interest on the Floating Tranche based on the Prime Rate) day year. Each determination of the Alternate Base Rate, Daily Simple SOFR or Adjusted Daily Simple SOFR by the Senior Administrative Agent, the Administrator or by any Funding Agent or Non-Conduit Purchaser shall be conclusive and binding upon each of the parties hereto in the absence of manifest error.
(c)    Interest and Funding with respect to the Class A Notes.
(i)    Allocation of Available CP Funding Amount and APA Bank Funded Amount.
(1)    On any Business Day, Interpace Funding may, subject to Section 2.7(c)(i)(2), elect to allocate all or any portion of the Available CP Funding Amount

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with respect to any Match Funding CP Conduit Purchaser, to one or more CP Tranches with CP Rate Periods commencing on such Business Day by giving the Senior Administrative Agent and the Funding Agent with respect to such Match Funding CP Conduit Purchaser irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by such Funding Agent prior to 3:00 p.m. (New York City time) on the second Business Day prior to such Business Day. Such notice shall specify (A) the applicable Business Day, (B) the CP Rate Period for each CP Tranche to which a portion of the Available CP Funding Amount with respect to such CP Conduit Purchaser Group is to be allocated and (C) the portion of such Available CP Funding Amount being allocated to each such CP Tranche. On any Business Day, Interpace Funding may, subject to Sections 2.7(c)(i)(2) and 7.4, elect to allocate all or any portion of the APA Bank Funded Amount with respect to any CP Conduit Purchaser Group to the SOFR Tranche by giving the Senior Administrative Agent and the Funding Agent with respect to such CP Conduit Purchaser Group irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by such Funding Agent prior to 1:00 p.m. (New York City time) three Business Days prior to such Business Day. Such notice shall specify (A) the applicable Business Day, and (B) the portion of such APA Bank Funded Amount being allocated to the SOFR Tranche. Upon receipt of any such notice, the Funding Agent with respect to a CP Conduit Purchaser Group shall notify the CP Conduit Purchaser and the APA Bank with respect to such CP Conduit Purchaser Group of the contents of such notice promptly upon receipt thereof.
(2)    Notwithstanding anything to the contrary contained in this Section 2.7, (A) (1) each Match Funding CP Conduit Purchaser shall approve the length of each CP Rate Period and the portion of the Available CP Funding Amount with respect to such Match Funding CP Conduit Purchaser allocated to such CP Rate Period, (2) such Match Funding CP Conduit Purchaser may select, in its sole discretion, any new CP Rate Period if (x) Interpace Funding does not provide notice of a new CP Rate Period on a timely basis or (y) the Funding Agent with respect to such Match Funding CP Conduit Purchaser, on behalf of such Match Funding CP Conduit Purchaser, determines, in its sole discretion, that the CP Rate Period requested by Interpace Funding is unavailable or for any reason commercially undesirable and (3) the portion of the Available CP Funding Amount with respect to such Match Funding CP Conduit Purchaser allocable to each CP Tranche must be in an amount equal to $1,000,000 or an integral multiple of $100,000 in excess thereof and (B) after the occurrence and during the continuance of any Amortization Event or Potential Amortization Event, Interpace Funding may not elect to allocate any portion of the APA Bank Funded Amount with respect to any CP Conduit Purchaser Group to the SOFR Tranche.
(3)    On any Business Day, a Match Funding CP Conduit Purchaser may elect that Interpace Funding no longer be permitted to select CP Tranches in accordance with Sections 2.7(c)(i)(1) and (ii) in respect of the CP Conduit Funded Amount with respect to such CP Conduit Purchaser by giving Interpace Funding and the Senior Administrative Agent irrevocable written notice thereof, which

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notice must be received by Interpace Funding and the Senior Administrative Agent at least one Business Day prior to such Business Day. On any Business Day, a Pooled Funding CP Conduit Purchaser may with the prior written consent of the Administrator (which consent shall not be unreasonably withheld) elect thereafter to allow Interpace Funding to select CP Tranches in accordance with Sections 2.7(c)(i)(1) and (ii) in respect of the CP Conduit Funded Amount with respect to such CP Conduit Purchaser by giving Interpace Funding and the Senior Administrative Agent irrevocable written notice thereof, which notice and consent must be received by Interpace Funding and the Senior Administrative Agent at least one Business Day prior to such election. Any CP Conduit Purchaser making an election to change the manner in which its funding costs in respect of its Class A Note are allocated in accordance with this Section 2.7(c)(i)(3) will be both a Match Funding CP Conduit Purchaser and a Pooled Funding CP Conduit Purchaser during the period that its Class A Note is funded on both a “pooled” and “match funded” basis and its Class A Monthly Funding Costs during that period will be calculated accordingly.
(ii)    Class A Contingent Monthly Funding Costs. Interpace Funding shall pay with funds available pursuant to Section 3.3(g) to the Senior Administrative Agent, for the account of each Purchaser Group, on each Distribution Date, the Class A Contingent Monthly Funding Costs with respect to each Purchaser Group for the related Series 2025-1 Interest Period. The Class A Contingent Monthly Funding Costs shall be payable monthly in arrears on each Distribution Date.
(iii)    Pricing Increase. On any date prior to the occurrence of an Amortization Event on which more than 50% of the sum of the Class A Invested Amount as of such date is funded by one or more APA Banks at a rate equal to the sum of (i) Adjusted Daily Simple SOFR and (ii) the Class A Applicable Margin, each Non-Conduit Purchaser holding Class A Notes may elect, in its sole discretion, by delivering written notice to Interpace Funding, the Administrator and the Senior Administrative Agent (a “Pricing Increase Notice”), to have the Class A Monthly Funding Costs with respect to such Non-Conduit Purchaser calculated for each day of a Series 2025-1 Interest Period that more than 50% of the sum of the Class A Invested Amount is funded by one or more APA Banks at a rate per annum equal to the sum of (A) Adjusted Daily Simple SOFR with respect to such day and (B) the Class A Applicable Margin with respect to the SOFR Tranche on such day (rather than Adjusted Daily Simple SOFR with respect to such day and the Class A Applicable Margin on such day). At any time following delivery of a Pricing Increase Notice by a Non-Conduit Purchaser, such Non-Conduit Purchaser may, in its sole discretion, rescind such election by delivering written notice thereof to Interpace Funding and the Senior Administrative Agent (a “Pricing Increase Rescission”).
Section 2.8.    Indemnification by Interpace Funding. Interpace Funding agrees to indemnify and hold harmless the Trustee, each Administrative Agent, each Funding Agent, each CP Conduit Purchaser, each APA Bank, each Non-Conduit Purchaser, each Junior Noteholder and each of their respective officers, directors, agents and employees (each, a “Company indemnified person”) from and against any loss, liability, expense, damage or injury suffered or sustained by (a “Claim”) such Company indemnified person by reason of (i) any acts,

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omissions or alleged acts or omissions arising out of, or relating to, activities of Interpace Funding pursuant to the Indenture or the other Related Documents to which it is a party, (ii) a breach of any representation or warranty made or deemed made by Interpace Funding (or any of its officers) in the Indenture or other Related Document or (iii) a failure by Interpace Funding to comply with any applicable law or regulation or to perform its covenants, agreements, duties or obligations required to be performed or observed by it in accordance with the provisions of the Indenture or the other Related Documents, including, but not limited to, any judgment, award, settlement, reasonable attorneys’ fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury resulted from the gross negligence, bad faith or willful misconduct of such Company indemnified person or its officers, directors, agents, principals, employees or employers or consists of any Excluded Taxes; provided that any payments made by Interpace Funding pursuant to this Section 2.8 shall be made solely from funds available pursuant to Section 3.3(e), shall be non-recourse other than with respect to such funds, and shall not constitute a claim against Interpace Funding to the extent that such funds are insufficient to make such payment.
Section 2.9.    Funding Agents. (a)  The Funding Agent with respect to each CP Conduit Purchaser Group is hereby authorized to record on each Business Day the CP Conduit Funded Amount with respect to such CP Conduit Purchaser Group and the aggregate amount of Discount accruing with respect thereto on such Business Day and the APA Bank Funded Amount with respect to such CP Conduit Purchaser Group and the amount of interest accruing with respect thereto on such Business Day and, based on such recordations, to determine the Class A Monthly Funding Costs with respect to each Series 2025-1 Interest Period and such CP Conduit Purchaser Group. Any such recordation by a Funding Agent, absent manifest error, shall constitute prima facie evidence of the accuracy of the information so recorded. Furthermore, the Funding Agent with respect to each CP Conduit Purchaser Group will maintain records sufficient to identify the percentage interest of the related CP Conduit Purchasers and each APA Bank with respect to such CP Conduit Purchaser Group holding an interest in the Series 2025-1 Note registered in the name of such Funding Agent and any amounts owing thereunder.
(b)    Upon receipt of funds from the Senior Administrative Agent on each Distribution Date and the date of any Optional Repurchase, each Funding Agent shall pay such funds to the related CP Conduit Purchasers and/or the related APA Bank owed such funds in accordance with the recordations maintained by it in accordance with Section 2.9(a) and the Asset Purchase Agreement with respect to such CP Conduit Purchaser. If a Funding Agent shall have paid to any CP Conduit Purchaser or APA Bank any funds that (i) must be returned for any reason (including bankruptcy) or (ii) exceeds that which such CP Conduit Purchaser or APA Bank was entitled to receive, such amount shall be promptly repaid to such Funding Agent by such CP Conduit Purchaser or APA Bank.
(c)    Each Funding Agent hereby notifies Interpace Funding that: (i) such Funding Agent and/or its affiliates may from time to time purchase, hold or sell, as principal and/or agent, Commercial Paper issued by the CP Conduit Purchasers for which it acts as Funding Agent; (ii) such Funding Agent and/or its affiliates act as administrative agent for the related CP Conduit Purchasers, and as administrative agent such Funding Agent manages such CP Conduit

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Purchasers’ issuance of Commercial Paper, including the selection of amount and tenor of Commercial Paper issuance, and the discount or interest rate applicable thereto; (iii) such Funding Agent and/or its affiliates act as a Commercial Paper dealer for such CP Conduit Purchasers; and (iv) such Funding Agent’s activities as administrative agent and Commercial Paper dealer for such CP Conduit Purchasers, and as a purchaser or seller of Commercial Paper, impact the interest or discount rate applicable to the Commercial Paper issued by such CP Conduit Purchasers, which impact the Class A Monthly Funding Costs paid by Interpace Funding hereunder. Interpace Funding hereby (x) acknowledges the foregoing and agrees that each such Funding Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the interest or discount rate paid by the CP Conduit Purchasers for which it acts as Funding Agent in connection with its Commercial Paper issuance; (y) acknowledges that the discount or interest rate at which such Funding Agent and/or its affiliates purchase or sell Commercial Paper will be determined by such Funding Agent and/or its affiliates in their sole discretion and may differ from the discount or interest rate applicable to comparable transactions entered into by such Funding Agent and/or its affiliates on the relevant date; and (z) waives any conflict of interest arising by reason of such Funding Agent and/or its affiliates acting as administrative agent and Commercial Paper dealer for the applicable CP Conduit Purchasers while acting as purchaser or seller of Commercial Paper.
ARTICLE III

SERIES 2025-1 ALLOCATIONS
With respect to the Series 2025-1 Notes, the following shall apply:
Section 3.1.    Establishment of Series 2025-1 Collection Account, Series 2025-1 Excess Collection Account and Series 2025-1 Accrued Interest Account. (a) All Collections allocable to the Series 2025-1 Notes shall be allocated to the Collection Account.
(b)    The Trustee will create three administrative subaccounts within the Collection Account for the benefit of the Series 2025-1 Noteholders: the Series 2025-1 Collection Account (such sub-account, the “Series 2025-1 Collection Account”), the Series 2025-1 Excess Collection Account (such sub-account, the “Series 2025-1 Excess Collection Account”) and the Series 2025-1 Accrued Interest Account (such sub-account, the “Series 2025-1 Accrued Interest Account”).
(c)    With respect to all Accounts created pursuant to this Supplement, the Trustee represents on the date hereof that it has an office in the United States which is not intended to be merely temporary and meets the description set forth in the second sentence of Article 4(1) of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, concluded 5 July 2006. The Law in force in the State of New York is applicable to all issues specified in Article 2(1) of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, concluded 5 July 2006.
Section 3.2.    Allocations with Respect to the Series 2025-1 Notes. The net proceeds from the initial sale of the Series 2025-1 Notes will be deposited into the Collection Account on the Series 2025-1 Closing Date. On each Business Day on which Collections are

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deposited into the Collection Account (each such date, a “Series 2025-1 Deposit Date”), the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate all amounts deposited into the Collection Account in accordance with the provisions of this Section 3.2:
(a)    Allocations of Collections Prior to the Rapid Amortization Period. Prior to the commencement of the Rapid Amortization Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate on each day, prior to 11:00 a.m. (New York City time) on each Series 2025-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:
(i)    allocate to the Series 2025-1 Collection Account an amount equal to the sum of (A) the aggregate amount of Interest Collections on such day and (B) any Series 2025-1 Interest Rate Cap Proceeds received by the Trustee on such day. All such amounts allocated to the Series 2025-1 Collection Account shall be further allocated to the Series 2025-1 Accrued Interest Account;
(ii)    allocate to the Series 2025-1 Collection Account as follows: (A) an amount equal to the Principal Payment Percentage of the Principal Depreciation Collections on such day and (B) an amount equal to all other Principal Collections (excluding, to the extent applicable, any unallocated Principal Depreciation Collections pursuant to clause (A)) on such day, in each case, which amounts shall be used to make principal payments in respect of the Series 2025-1 Notes in accordance with Section 3.5, on a pro rata basis (for any such day, the amounts allocated pursuant to clauses (A) and (B), the “Series 2025-1 Principal Allocation”); provided, however, if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article V; and
(iii)    allocate to the Series 2025-1 Excess Collection Account the amount of Principal Depreciation Collections on such day not allocated pursuant to clause (ii) above; provided, however, if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article V.
(b)    Allocations of Collections During the Series 2025-1 Rapid Amortization Period. With respect to the Series 2025-1 Rapid Amortization Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2025-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:
(i)    allocate to the Series 2025-1 Collection Account an amount determined as set forth in Section 3.2(a)(i) above for such day, which amount shall be further allocated to the Series 2025-1 Accrued Interest Account; and
(ii)    allocate to the Series 2025-1 Collection Account an amount equal to the Series 2025-1 Principal Allocation for such day, which amount shall be used in accordance with Section 2.5 to make principal payments in respect of the Class A Notes until the Class A Notes have been paid in full, and after the Class A Notes

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have been paid in full shall be used to make principal payments in respect of the Class B Notes until the Class B Notes have been paid in full, and after the Class A Notes and the Class B Notes have been paid in full shall be used to make principal payments in respect of the Class C Notes until the Class C Notes have been paid in full; provided, however, that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2025-1 Notes, Series 2025-1 Interest Rate Cap Proceeds and other amounts available pursuant to Section 3.3 to pay the sum of (x) the Series 2025-1 Senior Monthly Interest for the next succeeding Distribution Date and (y) any unpaid Series 2025-1 Senior Monthly Interest Shortfall on such Distribution Date (together with interest on such Series 2025-1 Senior Monthly Interest Shortfall) will be less than the sum of (I) the Series 2025-1 Senior Monthly Interest for such Distribution Date and (II) such Series 2025-1 Senior Monthly Interest Shortfall (together with interest thereon) for the Series 2025-1 Interest Period ending on the day preceding such Distribution Date and (B) the Series 2025-1 Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2025-1 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2025-1 Enhancement Amount to the Series 2025-1 Accrued Interest Account to be treated as Interest Collections on such Distribution Date.
(c)    Series 2025-1 Excess Collection Account. Amounts allocated to the Series 2025-1 Excess Collection Account on any Series 2025-1 Deposit Date will be (i)  first, deposited in the Series 2025-1 Reserve Account in an amount up to the excess, if any, of the Series 2025-1 Required Reserve Account Amount for such date, after giving effect to any Optional Repurchase on such date, over the Series 2025-1 Available Reserve Account Amount for such date, (ii) second, to the extent directed in writing by the Administrator, used to make an Optional Repurchase and (iii) third, paid to Interpace Funding for any use permitted by the Related Documents; provided, in the case of clause (ii), that no Amortization Event, Series 2025-1 Enhancement Deficiency or Operating Lease Vehicle Deficiency would result therefrom or exist immediately thereafter. Upon the occurrence of an Amortization Event and once a Trust Officer has actual knowledge of the Amortization Event, funds on deposit in the Series 2025-1 Excess Collection Account will be withdrawn by the Trustee, deposited in the Series 2025-1 Collection Account and allocated as Principal Collections to reduce the Series 2025-1 Invested Amount on the immediately succeeding Distribution Date.
(d)    Past Due Rental Payments. Notwithstanding Section 3.2(a), if after the occurrence of a Series 2025-1 Lease Payment Deficit, the Lessees shall make payments of Monthly Base Rent or other amounts payable by the Lessees under the Operating Lease on or prior to the fifth Business Day after the occurrence of such Series 2025-1 Lease Payment Deficit (a “Past Due Rent Payment”), the Administrator shall direct the Trustee in writing pursuant to the Administration Agreement to allocate to the Series 2025-1 Collection Account an amount equal to such Series 2025-1 Lease Payment Deficit of the Collections attributable to such Past Due Rent Payment (the “Series 2025-1 Past Due Rent Payment”). The Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement to withdraw from the Series 2025-1 Collection Account and apply the Series 2025-1 Past Due Rent Payment in the following order:

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(i)    if the occurrence of such Series 2025-1 Lease Payment Deficit resulted in a withdrawal being made from the Series 2025-1 Reserve Account pursuant to Section 3.3(b), deposit in the Series 2025-1 Reserve Account an amount equal to the lesser of (x) the Series 2025-1 Past Due Rent Payment and (y) the excess, if any, of the Series 2025-1 Required Reserve Account Amount over the Series 2025-1 Available Reserve Account Amount on such day;
(ii)    if the occurrence of the related Series 2025-1 Lease Payment Deficit resulted in one or more Lease Deficit Disbursements being made under the Multi-Series Letters of Credit, pay to each Multi-Series Letter of Credit Provider who made such a Lease Deficit Disbursement for application in accordance with the provisions of the applicable Series 2025-1 Reimbursement Agreement an amount equal to the lesser of (x) the unreimbursed amount of such Multi-Series Letter of Credit Provider’s Lease Deficit Disbursement and (y) such Multi-Series Letter of Credit Provider’s pro rata share, calculated on the basis of the unreimbursed amount of each Multi-Series Letter of Credit Provider’s Lease Deficit Disbursement, of the amount of the Series 2025-1 Past Due Rent Payment remaining after payment pursuant to clause (i) above;
(iii)    if the occurrence of such Series 2025-1 Lease Payment Deficit resulted in a withdrawal being made from the Series 2025-1 Cash Collateral Account, deposit in the Series 2025-1 Cash Collateral Account an amount equal to the lesser of (x) the amount of the Series 2025-1 Past Due Rent Payment remaining after any payment pursuant to clauses (i) and (ii) above and (y) the amount withdrawn from the Series 2025-1 Cash Collateral Account on account of such Series 2025-1 Lease Payment Deficit;
(iv)    allocate to the Series 2025-1 Accrued Interest Account the amount, if any, by which the Series 2025-1 Lease Interest Payment Deficit, if any, relating to such Series 2025-1 Lease Payment Deficit exceeds the amount of the Series 2025-1 Past Due Rent Payment applied pursuant to clauses (i), (ii) and (iii) above; and
(v)    treat the remaining amount of the Series 2025-1 Past Due Rent Payment as Principal Collections allocated to the Series 2025-1 Notes in accordance with Section 3.2(a)(ii), (a)(iii) or (b)(ii), as the case may be.
Section 3.3.    Payments to Noteholders. The Funding Agent with respect to each CP Conduit Purchaser Group and each Non-Conduit Purchaser shall provide written notice to the Senior Administrative Agent (x) no later than two Business Days prior to each Determination Date, setting forth the Class A Monthly Funding Costs with respect to its Related Purchaser Group with respect to the portion of the current Series 2025-1 Interest Period ending on such Business Day and a reasonable estimation of the Class A Monthly Funding Costs with respect to such Purchaser Group for the remainder of such Series 2025-1 Interest Period and (y) within three Business Days after the end of each calendar month (other than December 2025), setting forth the Class A Monthly Funding Costs (calculated as if such calendar month was a Series 2025-1 Interest Period) with respect to such Purchaser Group for such calendar month.

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The Senior Administrative Agent shall, within two Business Days following its receipt of such information from each Funding Agent and each Non-Conduit Purchaser, compile the information provided in such written notice pursuant to (x) or (y) above, as applicable, into one written notice for all Purchaser Groups and forward such notice to the Administrator. The Administrator shall determine the Class A Senior Monthly Funding Costs, the Class A Contingent Monthly Funding Costs and the Class A Senior Note Rate based on the information provided by the Funding Agents and the Non-Conduit Purchasers. If the actual amount of the Class A Monthly Funding Costs with respect to any Purchaser Group for a Series 2025-1 Interest Period is less than or greater than the amount thereof estimated by the Funding Agent or the Non-Conduit Purchaser with respect to its Related Purchaser Group on a Determination Date, such Funding Agent or Non-Conduit Purchaser shall notify the Administrator and the Senior Administrative Agent thereof on the next succeeding Determination Date and the Administrator will reduce or increase the Class A Monthly Funding Costs with respect to such Purchaser Group for the next succeeding Series 2025-1 Interest Period accordingly. The Administrator shall determine the Class A Senior Monthly Funding Costs, the Class A Contingent Monthly Funding Costs and the Class A Senior Note Rate for the last Series 2025-1 Interest Period on the Determination Date immediately preceding the final Distribution Date based on the information provided by the Funding Agents and the Non-Conduit Purchasers. If a Funding Agent or Non-Conduit Purchaser determines that the actual Class A Monthly Funding Costs with respect to its Related Purchaser Group for the last Series 2025-1 Interest Period will be more or less than the estimate thereof provided to the Administrator and informs the Administrator of such variance prior to the Distribution Date for such Series 2025-1 Interest Period, the Administrator will recalculate the Class A Senior Monthly Funding Costs, the Class A Contingent Monthly Funding Costs and the Class A Senior Note Rate with respect to such Purchaser Group for such Series 2025-1 Interest Period. On each Determination Date, the Administrator shall determine the Class B Note Rate and the Class C Note Rate with respect to the Class B Notes and the Class C Notes. On each Determination Date, as provided below, the Administrator shall instruct the Paying Agent in writing pursuant to the Administration Agreement to withdraw, and on the following Distribution Date the Paying Agent, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Collection Account pursuant to Section 3.3(a) below in respect of all funds available from Series 2025-1 Interest Rate Cap Proceeds and Interest Collections processed since the preceding Distribution Date and allocated to the holders of the Series 2025-1 Notes.
(a)    Note Interest.
(i)    Class A Notes. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 3.4 from the Series 2025-1 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 2025-1 Notes and the Series 2025-1 Interest Rate Cap Proceeds processed from, but not including, the preceding Distribution Date through the succeeding Distribution Date in respect of (x) first, an amount equal to the Class A Senior Monthly Interest for the Series 2025-1 Interest Period ending on the day preceding the related Distribution Date and (y) second, an amount equal to the amount of any unpaid Class A Senior Monthly Interest Shortfall as of the preceding Distribution Date (together with any

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accrued interest on such Class A Senior Monthly Interest Shortfall). On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this Section 3.3(a)(i) from the Series 2025-1 Accrued Interest Account and deposit such amounts in the Series 2025-1 Distribution Account.
(ii)    Class B Notes. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 3.4 from the Series 2025-1 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 2025-1 Notes in respect of (x) first, an amount equal to the Class B Monthly Interest for the Series 2025-1 Interest Period ending on the day preceding the related Distribution Date and (y) second, an amount equal to the amount of any unpaid Class B Monthly Interest Shortfall as of the preceding Distribution Date (together with any accrued interest on such Class B Monthly Interest Shortfall). On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this Section 3.3(a)(ii) from the Series 2025-1 Accrued Interest Account and deposit such amounts in the Series 2025-1 Distribution Account.
(iii)    Class C Notes. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 3.4 from the Series 2025-1 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 2025-1 Notes in respect of (x) first, an amount equal to the Class C Monthly Interest for the Series 2025-1 Interest Period ending on the day preceding the related Distribution Date and (y) second, an amount equal to the amount of any unpaid Class C Monthly Interest Shortfall as of the preceding Distribution Date (together with any accrued interest on such Class C Monthly Interest Shortfall). On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this Section 3.3(a)(iii) from the Series 2025-1 Accrued Interest Account and deposit such amounts in the Series 2025-1 Distribution Account.
(b)    Withdrawals from Series 2025-1 Reserve Account. If the Administrator determines on any Distribution Date that the amounts available from the Series 2025-1 Accrued Interest Account plus the amount, if any, to be drawn under the Multi-Series Letter of Credit and/or withdrawn from the Series 2025-1 Cash Collateral Account pursuant to Section 3.3(d) are insufficient to pay the sum of (A) the amounts described in clauses (x) and (y) of Section 3.3(a)(i) and clauses (x) and (y) of Section 3.3(a)(ii) above on such Distribution Date and (B) during the Series 2025-1 Rapid Amortization Period, the Series 2025-1 Trustee’s Fees for such Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2025-1 Reserve Account and deposit in the Series 2025-1 Distribution Account on such Distribution Date an amount equal to the lesser of the Series 2025-1 Available Reserve Account Amount and such insufficiency. The Trustee shall withdraw such amount from the Series 2025-1 Reserve Account and deposit such amount in the Series 2025-1 Distribution Account.

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(c)    Lease Payment Deficit Notice. On or before 10:00 a.m. (New York City time) on each Distribution Date, the Administrator shall notify the Trustee of the amount of any Series 2025-1 Lease Payment Deficit, such notification to be in the form of Exhibit E (each a “Lease Payment Deficit Notice”).
(d)    Draws on Multi-Series Letters of Credit For Series 2025-1 Lease Interest Payment Deficits. If the Administrator determines on the Business Day immediately preceding any Distribution Date that on such Distribution Date there will exist a Series 2025-1 Lease Interest Payment Deficit, the Administrator shall, on or prior to 3:00 p.m. (New York City time) on such Business Day, instruct the Trustee in writing to draw on the Multi-Series Letters of Credit, if any, and, the Trustee shall, by 5:00 p.m. (New York City time) on such Business Day draw an amount as set forth in such notice equal to the least of (i) such Series 2025-1 Lease Interest Payment Deficit, (ii) the excess, if any, of the sum of (A) the amounts described in clauses (x) and (y) of Section 3.3(a)(i) and clauses (x) and (y) of Section 3.3(a)(ii) above for such Distribution Date and (B) during the Series 2025-1 Rapid Amortization Period, the Series 2025-1 Trustee’s Fees for such Distribution Date, over the amounts available from the Series 2025-1 Accrued Interest Account on such Distribution Date plus the amount withdrawn from the Series 2025-1 Reserve Account pursuant to Section 3.3(b) and (iii) the Series 2025-1 Allocated Multi-Series Letter of Credit Liquidity Amount on the Multi-Series Letters of Credit by presenting to each Multi-Series Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2025-1 Distribution Account on such Distribution Date; provided, however, that if the Series 2025-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2025-1 Cash Collateral Account and deposit in the Series 2025-1 Distribution Account an amount equal to the lesser of (x) the Series 2025-1 Cash Collateral Percentage on such date of the least of the amounts described in clauses (i), (ii) and (iii) above and (y) the Series 2025-1 Available Cash Collateral Account Amount on such date and draw an amount equal to the remainder of such amount on the Multi-Series Letters of Credit.
(e)    Balance. On or prior to the second Business Day preceding each Distribution Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement to pay the balance (after making the payments required in Section 3.3(a)), if any, of the amounts available from the Series 2025-1 Accrued Interest Account and the Series 2025-1 Distribution Account, plus the amount, if any, drawn under the Multi-Series Letter of Credit and/or withdrawn from the Series 2025-1 Cash Collateral Account pursuant to Section 3.3(d) plus the amount, if any, withdrawn from the Series 2025-1 Reserve Account pursuant to Section 3.3(b) as follows:
(i)    on each Distribution Date prior to the commencement of the Rapid Amortization Period, (1) first, to the Series 2025-1 Reserve Account, an amount equal to the sum of (x) the Class A Contingent Monthly Funding Costs with respect to all Purchaser Groups for the Series 2025-1 Interest Period ended on the day preceding such Distribution Date and (y) any Class A Contingent Monthly Funding Costs Shortfall as of the immediately preceding Distribution Date (together with accrued interest thereon), (2) second, to the Administrator, an amount equal to the Monthly Administration Fee payable by Interpace Funding (as specified in clause (iii) of the definition thereof) for such Series 2025-1 Interest Period, (3) third, to

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the Trustee, an amount equal to the fees owing to the Trustee under the Base Indenture for such Series 2025-1 Interest Period, (4) fourth, to the Series 2025-1 Distribution Account to pay any Article VII Costs, (5) fifth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to such Carrying Charges (other than Carrying Charges provided for above) for such Series 2025-1 Interest Period and (6) sixth, the balance, if any (“Excess Collections”), shall be withdrawn by the Paying Agent from the Series 2025-1 Collection Account and deposited in the Series 2025-1 Excess Collection Account; and
(ii)    on each Distribution Date during the Series 2025-1 Rapid Amortization Period, (1) first, to the Trustee, an amount equal to the fees owing to the Trustee under the Base Indenture for such Series 2025-1 Interest Period, (2) second, to the Administrator, an amount equal to the Monthly Administration Fee (as specified in clause (iii) of the definition thereof) payable by Interpace Funding for such Series 2025-1 Interest Period, (3) third, to the Series 2025-1 Distribution Account to pay any Article VII Costs, (4) fourth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to such Carrying Charges (other than Carrying Charges provided for above) for such Series 2025-1 Interest Period and (5) fifth, so long as the Series 2025-1 Invested Amount is greater than the Monthly Total Principal Allocation for the Related Month, an amount equal to the excess of the Series 2025-1 Invested Amount over the Monthly Total Principal Allocation for the Related Month shall be treated as Principal Collections.
(f)    Class A Senior Note Interest Shortfall. If the amounts described in Section 3.3(a)(i), (b) and (d) are insufficient to pay the Class A Senior Monthly Interest on any Distribution Date, payments of Class A Senior Monthly Interest to the Class A Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date, together with the aggregate unpaid amount of any such deficiencies with respect to all prior Distribution Dates, shall be referred to as the “Class A Senior Monthly Interest Shortfall.” Interest shall accrue on the Class A Senior Monthly Interest Shortfall at the Alternate Base Rate plus 2.00% per annum.
(g)    Class B Note Interest Shortfall. If the amounts described in Section 3.3(a)(ii), (b) and (d) are insufficient to pay the Class B Monthly Interest on any Distribution Date, payments of Class B Monthly Interest to the Class B Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date, together with the aggregate unpaid amount of any such deficiencies with respect to all prior Distribution Dates, shall be referred to as the “Class B Monthly Interest Shortfall.” Interest shall accrue on the Class B Senior Monthly Interest Shortfall at the Alternate Base Rate plus 2.00% per annum.
(h)    Class C Note Interest Shortfall. If the amounts described in Section 3.3(a)(iii), (b) and (d) are insufficient to pay the Class C Monthly Interest on any Distribution Date, payments of Class C Monthly Interest to the Class C Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any

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Distribution Date, together with the aggregate unpaid amount of any such deficiencies with respect to all prior Distribution Dates, shall be referred to as the “Class C Monthly Interest Shortfall.” Interest shall accrue on the Class C Senior Monthly Interest Shortfall at the Alternate Base Rate plus 2.00% per annum.
(i)    Class A Contingent Monthly Funding Costs. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 3.4 from the Series 2025-1 Reserve Account in respect of (x) first, an amount equal to the Class A Contingent Monthly Funding Costs with respect to all Purchaser Groups for the Series 2025-1 Interest Period ending on the day preceding the related Distribution Date and (y) second, the amount of any unpaid Class A Contingent Monthly Funding Costs Shortfall as of the preceding Distribution Date (together with any accrued interest on such Class A Contingent Monthly Funding Costs Shortfall). On the following Distribution Date, the Trustee shall withdraw the lesser of (x) the amounts described in the first sentence of this Section 3.3(h) and (y) the excess of the Series 2025-1 Available Reserve Account Amount (after giving effect to any withdrawals from the Series 2025-1 Reserve Account pursuant to Section 3.3(b), 3.5(c)(iii) and/or 3.5(d)(iii) with respect to such Distribution Date) over the Series 2025-1 Required Reserve Account Amount on such Distribution Date, from the Series 2025-1 Reserve Account and deposit such amount in the Series 2025-1 Distribution Account.
(j)    Class A Contingent Monthly Funding Costs Shortfalls. If the amounts withdrawn from the Series 2025-1 Reserve Account pursuant to Section 3.3(i) are insufficient to pay the aggregate Class A Contingent Monthly Funding Costs with respect to the Purchaser Groups on any Distribution Date, payments of Class A Contingent Monthly Funding Costs to the Purchaser Groups will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency as of any Distribution Date, together with the aggregate unpaid amount of any such deficiencies with respect to all prior Distribution Dates, shall be referred to as the “Class A Contingent Monthly Funding Costs Shortfall.” Interest shall accrue on the Class A Contingent Monthly Funding Costs Shortfall at the Alternate Base Rate plus 2.00% per annum.
Section 3.4.    Payment of Note Interest, Class A Senior Monthly Funding Costs, Class A Contingent Monthly Funding Costs and Article VII Costs.
(a)    Note Interest. On each Distribution Date, subject to Section 9.6 of the Base Indenture, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay from the Series 2025-1 Distribution Account the following amounts in the following order of priority from amounts deposited into the Series 2025-1 Distribution Account pursuant to Section 3.3:
(i)    first, to the Senior Administrative Agent for the accounts of the Class A Noteholders, the amounts due to the Class A Noteholders described in Section 3.3(a)(i);
(ii)    second, to the Junior Administrative Agent for the accounts of the Class B Noteholders, the amounts due to the Class B Noteholders described in Sections 3.3(a)(ii);

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(iii)    third, to the Junior Administrative Agent for the accounts of the Class C Noteholders, the amounts due to the Class C Noteholders described in Sections 3.3(a)(iii); and
(iv)    fourth, to the Senior Administrative Agent for the accounts of the Purchaser Groups, the Class A Contingent Monthly Funding Costs with respect to the Series 2025-1 Interest Period ended on the day preceding such Distribution Date, along with any Class A Contingent Monthly Funding Cost Shortfall as of the preceding Distribution Date (together with any accrued interest on such Class A Contingent Monthly Funding Costs Shortfall).
(b)    Class A Senior Monthly Funding Costs. Upon the receipt of funds from the Paying Agent on each Distribution Date on account of Class A Senior Monthly Interest, the Senior Administrative Agent shall pay to each Non-Conduit Purchaser and each Funding Agent with respect to a CP Conduit Purchaser Group an amount equal to the Class A Senior Monthly Funding Costs, with respect to its Related Purchaser Group with respect to the Series 2025-1 Interest Period ending on the day preceding such Distribution Date plus the amount of any unpaid Class A Senior Monthly Interest Shortfall relating to unpaid Class A Senior Monthly Interest payable to such Purchaser Group as of the preceding Distribution Date, together with any interest thereon at the Alternate Base Rate plus 2.00% per annum. If the amount paid to the Senior Administrative Agent on any Distribution Date pursuant to this Section 3.4 on account of Class A Senior Monthly Interest for the Series 2025-1 Interest Period ending on the day preceding such Distribution Date is less than such Class A Senior Monthly Interest, the Senior Administrative Agent shall pay the amount available to the Non-Conduit Purchasers and the Funding Agents, on behalf of the CP Conduit Purchaser Groups, on a pro rata basis, based on the Class A Senior Monthly Funding Costs, with respect to each Related Purchaser Group with respect to such Series 2025-1 Interest Period.
(c)    Class A Contingent Monthly Funding Costs. Upon the receipt of funds from the Paying Agent on each Distribution Date on account of Class A Contingent Monthly Funding Costs, the Senior Administrative Agent shall pay to each Non-Conduit Purchaser and each Funding Agent with respect to a CP Conduit Purchaser Group an amount equal to the Class A Contingent Monthly Funding Costs, with respect to its Related Purchaser Group with respect to the Series 2025-1 Interest Period ending on the day preceding such Distribution Date plus the amount of any unpaid Class A Contingent Monthly Funding Costs Shortfall payable to such Purchaser Group as of the preceding Distribution Date, together with any interest thereon at the Alternate Base Rate plus 2.00% per annum. If the amount paid to the Senior Administrative Agent on any Distribution Date pursuant to this Section 3.4 on account of Class A Contingent Monthly Funding Costs for the Series 2025-1 Interest Period ending on the day preceding such Distribution Date is less than the Class A Contingent Monthly Funding Costs, with respect to the Purchaser Groups for such Series 2025-1 Interest Period, the Senior Administrative Agent shall pay the amount available to the Non-Conduit Purchasers and the Funding Agents, on behalf of the CP Conduit Purchaser Groups, on a pro rata basis, based on the Class A Contingent Monthly Funding Costs, with respect to each Related Purchaser Group with respect to such Series 2025-1 Interest Period.
(d)    Class B Monthly Interest and Class C Monthly Interest. Upon the receipt of funds from the Paying Agent on each Distribution Date on account of Class B Monthly Interest and Class C Monthly Interest, the Junior Administrative Agent shall pay to each Junior Noteholder an amount equal to the Class B Monthly Interest or Class C Monthly Interest, as applicable, with

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respect to the Series 2025-1 Interest Period ending on the day preceding such Distribution Date plus (x) in the case of any Class B Noteholder, the amount of any unpaid Class B Monthly Interest Shortfall relating to unpaid Class B Monthly Interest payable to such Junior Noteholder as of the preceding Distribution Date, together with any interest thereon at the Alternate Base Rate plus 2.00% per annum or (y) in the case of any Class C Noteholder, the amount of any unpaid Class C Monthly Interest Shortfall relating to unpaid Class C Monthly Interest payable to such Junior Noteholder as of the preceding Distribution Date, together with any interest thereon at the Alternate Base Rate plus 2.00% per annum. If the amount paid to the Junior Administrative Agent on any Distribution Date pursuant to this Section 3.4 on account of Class B Monthly Interest or Class C Monthly Interest for the Series 2025-1 Interest Period ending on the day preceding such Distribution Date is less than such Class B Monthly Interest or Class C Monthly Interest, as applicable, the Junior Administrative Agent shall pay the amount available to the Junior Noteholders, on a pro rata basis, based on the Class B Monthly Interest or Class C Monthly Interest, with respect to each Junior Noteholder with respect to such Series 2025-1 Interest Period.
(e)    Article VII Costs. Upon the receipt of funds from the Trustee or the Paying Agent on any Distribution Date on account of Article VII Costs, the respective Administrative Agent shall pay such amounts to the Non-Conduit Purchaser owed such amounts, the Funding Agent with respect to the CP Conduit Purchaser or the APA Bank owed such amounts and/or the Junior Noteholder owed such amounts. If the amounts paid to such Administrative Agent on any Distribution Date pursuant to Section 3.3(e) on account of Article VII Costs are less than the Article VII Costs due and payable on such Distribution Date, such Administrative Agent shall pay the amounts available to the Non-Conduit Purchasers owed such amounts, the Funding Agents with respect to the CP Conduit Purchasers and APA Banks owed such amounts and/or the Junior Noteholders owed such amounts, on a pro rata basis, based on the Article VII Costs owing to such Non-Conduit Purchasers, CP Conduit Purchasers, APA Banks and Junior Noteholders. Due and unpaid Article VII Costs owing to a Purchaser Group or a Junior Noteholder shall accrue interest at the Alternate Base Rate plus 2.00%; provided that Article VII Costs shall not be considered due until the first Distribution Date following five days’ notice to Interpace Funding and the Administrator of such Article VII Costs.
Section 3.5.    Payment of Note Principal.
(a)    Monthly Payments. On each Determination Date, commencing on the second Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement and in accordance with this Section 3.5 as to (i) the amount allocated during the Related Month pursuant to Section 3.2(a)(ii), (a)(iii) or (b)(ii), as the case may be, (ii) any amounts to be withdrawn from the Series 2025-1 Reserve Account pursuant to this Section 3.5 and deposited into the Series 2025-1 Distribution Account or (iii) any amounts to be drawn on the Series 2025-1 Demand Notes and/or on the Multi-Series Letters of Credit (or withdrawn from the Series 2025-1 Cash Collateral Account) pursuant to this Section 3.5. On the Distribution Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Series 2025-1 Notes during the Related Month pursuant to Section 3.2(a)(ii), (a)(iii) or (b)(ii), as the case may be, from the Series 2025-1 Collection Account and deposit such amount in the Series 2025-1 Distribution Account, to be paid to the holders of the Series 2025-1 Notes.

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(b)    Principal Draws on Multi-Series Letters of Credit. If the Administrator determines on the Business Day immediately preceding any Distribution Date during the Series 2025-1 Rapid Amortization Period that on such Distribution Date there will exist a Series 2025-1 Lease Principal Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Multi-Series Letters of Credit, if any, as provided below. Upon receipt of a notice by the Trustee from the Administrator in respect of a Series 2025-1 Lease Principal Payment Deficit on or prior to 3:00 p.m. (New York City time) on the Business Day immediately preceding a Distribution Date, the Trustee shall, by 5:00 p.m. (New York City time) on such Business Day draw an amount set forth in such notice equal to the least of (i) such Series 2025-1 Lease Principal Payment Deficit, (ii) the Principal Deficit Amount for such Distribution Date and (iii) the Series 2025-1 Allocated Multi-Series Letter of Credit Liquidity Amount on the Multi-Series Letters of Credit, by presenting to each Multi-Series Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2025-1 Distribution Account on such date; provided, however, that if the Series 2025-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2025-1 Cash Collateral Account and deposit in the Series 2025-1 Distribution Account an amount equal to the lesser of (x) the Series 2025-1 Cash Collateral Percentage for such date of the least of the amounts described in clauses (i), (ii) and (iii) above and (y) the Series 2025-1 Available Cash Collateral Account Amount on such date and draw an amount equal to the remainder of such amount on the Multi-Series Letters of Credit. Notwithstanding any of the preceding to the contrary, during the period after the date of the filing by any of the Lessees of a petition for relief under Chapter 11 of the Bankruptcy Code until the date on which each of the Lessees shall have resumed making all payments of the portion of Monthly Base Rent relating to interest required to be made under the Operating Lease, the Administrator shall only instruct the Trustee to draw on the Multi-Series Letters of Credit (or withdraw from the Series 2025-1 Cash Collateral Account, if applicable) pursuant to this Section 3.5(b), and the Trustee shall only draw (or withdraw), an amount equal to the lesser of (i) the amount determined as provided in the preceding sentence and (ii) the excess, if any, of (x) the Series 2025-1 Liquidity Amount on such date over (y) the Series 2025-1 Required Liquidity Amount on such date.
(c)    Principal Deficit Amount. On each Distribution Date, other than the Series 2025-1 Final Distribution Date, on which the Principal Deficit Amount is greater than zero, amounts shall be transferred to the Series 2025-1 Distribution Account as follows:
(i)    Demand Note Draw. If on any Determination Date, the Administrator determines that the Principal Deficit Amount on the next succeeding Distribution Date will be greater than zero and there are any Multi-Series Letters of Credit on such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Distribution Date, the Administrator shall instruct the Trustee in writing to deliver a Demand Notice to the Demand Note Issuers demanding payment of an amount equal to the lesser of (A) the Principal Deficit Amount and (B) the Series 2025-1 Allocated Multi-Series Letter of Credit Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date, deliver such Demand Notice to the Demand Note Issuers; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to such

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Demand Note Issuer. The Trustee shall cause the proceeds of any demand on the Series 2025-1 Demand Notes to be deposited into the Series 2025-1 Distribution Account.
(ii)    Letter of Credit Draw. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day prior to such Distribution Date, any Demand Note Issuer shall have failed to pay to the Trustee or deposit into the Series 2025-1 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to any Demand Note Issuer, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding such Distribution Date, then, in the case of (x) or (y) the Trustee shall on such Business Day draw on the Multi-Series Letters of Credit an amount equal to the lesser of (i) Series 2025-1 Allocated Multi-Series Letter of Credit Amount and (ii) the aggregate amount that the Demand Note Issuers failed to pay under the Series 2025-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) by presenting to each Multi-Series Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2025-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2025-1 Cash Collateral Account and deposit in the Series 2025-1 Distribution Account an amount equal to the lesser of (x) the Series 2025-1 Cash Collateral Percentage on such Business Day of the aggregate amount that the Demand Note Issuers so failed to pay under the Series 2025-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2025-1 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the aggregate amount that the Demand Note Issuers failed to pay under the Series 2025-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Multi-Series Letters of Credit. The Trustee shall deposit into, or cause the deposit of, the portion of the proceeds of any draw on the Multi-Series Letters of Credit related to the Series 2025-1 Notes and the proceeds of any withdrawal from the Series 2025-1 Cash Collateral Account to be deposited in the Series 2025-1 Distribution Account.
(iii)    Reserve Account Withdrawal. If the Series 2025-1 Allocated Multi-Series Letter of Credit Amount will be less than the Principal Deficit Amount on any Distribution Date, then, prior to 12:00 noon (New York City time) on the second Business Day prior to such Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2025-1 Reserve Account, an amount equal to the lesser of (x) the Series 2025-1 Available Reserve Account Amount and (y) the amount by which the Principal Deficit Amount exceeds the amounts to be deposited in the Series 2025-1 Distribution Account in accordance with clauses (i) and (ii) of this Section 3.5(d) and deposit it in the Series 2025-1 Distribution Account on such Distribution Date.
(d)    Final Distribution Date. Each of the entire Class A Invested Amount, the entire Class B Invested Amount and the entire Class C Invested Amount shall be due and payable on the Series 2025-1 Final Distribution Date. In connection therewith:

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(i)    Demand Note Draw. If the amount to be deposited in the Series 2025-1 Distribution Account in accordance with Section 3.5(a) together with any amounts to be deposited therein in accordance with Section 3.5(d) on the Series 2025-1 Final Distribution Date is less than the sum of (x) the Class A Invested Amount, (y) the Class B Invested Amount and (z) the Class C Invested Amount, and there are any Multi-Series Letters of Credit on such date, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to the Series 2025-1 Final Distribution Date, the Administrator shall instruct the Trustee in writing to make a demand (a “Demand Notice”) substantially in the form attached hereto as Exhibit F on the Demand Note Issuers for payment under the Series 2025-1 Demand Notes in an amount equal to the lesser of (i) such insufficiency and (ii) the Series 2025-1 Allocated Multi-Series Letter of Credit Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Series 2025-1 Final Distribution Date, deliver such Demand Notice to the Demand Note Issuers; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to such Demand Note Issuer. The Trustee shall cause the proceeds of any demand on the Series 2025-1 Demand Notes to be deposited into the Series 2025-1 Distribution Account.
(ii)    Letter of Credit Draw. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day immediately preceding the Series 2025-1 Final Distribution Date a Demand Notice has been transmitted by the Trustee to the Demand Note Issuers pursuant to clause (i) of this Section 3.5(e) and any Demand Note Issuer shall have failed to pay to the Trustee or deposit into the Series 2025-1 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to one or more of the Demand Note Issuers, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding the Series 2025-1 Final Distribution Date, then, in the case of (x) or (y) the Trustee shall draw on the Multi-Series Letters of Credit by 12:00 noon (New York City time) on such Business Day an amount equal to the lesser of (a) the amount that the Demand Note Issuers so failed to pay under the Series 2025-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (b) the Series 2025-1 Allocated Multi-Series Letter of Credit Amount on such Business Day by presenting to each Multi-Series Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2025-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2025-1 Cash Collateral Account and deposit in the Series 2025-1 Distribution Account an amount equal to the lesser of (x) the Series 2025-1 Cash Collateral Percentage on such Business Day of the amount that the Demand Note Issuers so failed to pay under the Series 2025-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2025-1 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the amount that the Demand Note Issuers so failed to pay under the Series 2025-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Multi-Series Letters of Credit. The Trustee shall deposit, or cause the

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deposit of, the applicable portion of the proceeds of any draw on the Multi-Series Letters of Credit related to the Series 2025-1 Notes and the proceeds of any withdrawal from the Series 2025-1 Cash Collateral Account to be deposited in the Series 2025-1 Distribution Account.
(iii)    Reserve Account Withdrawal. If, after giving effect to the deposit into the Series 2025-1 Distribution Account of the amount to be deposited in accordance with Section 3.5(a) and the amounts described in clauses (i) and (ii) of this Section 3.5(e), the amount to be deposited in the Series 2025-1 Distribution Account with respect to the Series 2025-1 Final Distribution Date is or will be less than the sum of (x) the Class A Invested Amount, (y) the Class B Invested Amount and (z) the Class C Invested Amount, then, prior to 12:00 noon (New York City time) on the second Business Day prior to the Series 2025-1 Final Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2025-1 Reserve Account, an amount equal to the lesser of the Series 2025-1 Available Reserve Account Amount and such insufficiency and deposit it in the Series 2025-1 Distribution Account on the Series 2025-1 Final Distribution Date.
(e)    Distributions.
(i)    Class A Notes. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2025-1 Collection Account pursuant to Section 3.5(a) or amounts are deposited in the Series 2025-1 Distribution Account pursuant to Section 3.5(b), (c) and/or (d), the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Senior Administrative Agent for the accounts of the Class A Noteholders pro rata to each Class A Noteholder from the Series 2025-1 Distribution Account either (x) prior to the Rapid Amortization Period, so long as no Amortization Event, Series 2025-1 Enhancement Deficiency or Operating Lease Vehicle Deficiency would result therefrom or exist immediately thereafter, an aggregate amount not to exceed the Series 2025-1 Required Allocated Principal Proportionate Share with respect to the Class A Notes of (1) the Principal Depreciation Collections allocated for the Related Month pursuant to Section 3.2(a)(ii)(A) and (2) all other Principal Collections allocated for the Related Month pursuant to Section 3.2(a)(ii)(B) or (y) during the Series 2025-1 Rapid Amortization Period, the amount deposited therein pursuant to Section 3.5(a), (b), (c) and (d) to the extent necessary to pay the Class A Invested Amount.
(ii)    Class B Notes. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2025-1 Collection Account pursuant to Section 3.5(a) or amounts are deposited in the Series 2025-1 Distribution Account pursuant to Section 3.5(b), (c) and/or (d), the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Junior Administrative Agent for the accounts of the Class B Noteholders pro rata to each Class B Noteholder from the Series 2025-1 Distribution Account either (x) prior to the Rapid Amortization Period, so long as no Amortization Event, Series 2025-1 Enhancement Deficiency or Operating Lease Vehicle Deficiency would result therefrom or exist immediately thereafter, an aggregate amount not to exceed the Series 2025-1 Required Allocated Principal Proportionate Share with respect to the Class B Notes of (1) the Principal Depreciation Collections allocated for the Related Month pursuant to Section 3.2(a)(ii)(A) and (2) all other Principal Collections allocated for the

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Related Month pursuant to Section 3.2(a)(ii)(B) or (y) during the Series 2025-1 Rapid Amortization Period, the amount deposited therein pursuant to Section 3.5 (a), (b), (c) and (d) less the aggregate amount applied to make payments required pursuant to Section 3.5(e)(i), to the extent necessary to pay the Class B Invested Amount.
(iii)    Class C Notes. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2025-1 Collection Account pursuant to Section 3.5(a) or amounts are deposited in the Series 2025-1 Distribution Account pursuant to Section 3.5(b), (c) and/or (d), the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Junior Administrative Agent for the accounts of the Class C Noteholders pro rata to each Class C Noteholder from the Series 2025-1 Distribution Account either (x) prior to the Rapid Amortization Period, so long as no Amortization Event, Series 2025-1 Enhancement Deficiency or Operating Lease Vehicle Deficiency would result therefrom or exist immediately thereafter, an aggregate amount not to exceed the Series 2025-1 Required Allocated Principal Proportionate Share with respect to the Class C Notes of (1) the Principal Depreciation Collections allocated for the Related Month pursuant to Section 3.2(a)(ii)(A) and (2) all other Principal Collections allocated for the Related Month pursuant to Section 3.2(a)(ii)(B) or (y) during the Series 2025-1 Rapid Amortization Period, the amount deposited therein pursuant to Section 3.5(a), (b), (c) and (d) less the aggregate amount applied to make payments required pursuant to Section 3.5(e)(i) and (e)(ii), to the extent necessary to pay the Class C Invested Amount.
(f)    Paydown Amount. During the Series 2025-1 Rapid Amortization Period, if the Series 2025-1 Allocated Multi-Series Letter of Credit Amount is determined as of any Distribution Date to be greater than or equal to the sum of (i) the Series 2025-1 Invested Amount and (ii) any interest due and payable or otherwise remaining with respect to such Series 2025-1 Invested Amount, (collectively, the “Paydown Amount”), then amounts shall be transferred to the Series 2025-1 Distribution Account as follows:
(i)    Demand Note Draw. If on any Determination Date, the Administrator determines that the Series 2025-1 Allocated Multi-Series Letter of Credit Amount on the next succeeding Distribution Date will be greater than the Paydown Amount, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Distribution Date the Administrator shall instruct the Trustee in writing to deliver a Demand Notice to the Demand Note Issuers demanding payment of an amount equal to the Paydown Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date, deliver such Demand Notice to the Demand Note Issuers; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to such Demand Note Issuer. The Trustee shall cause the proceeds of any demand on the Series 2025-1 Demand Notes to be deposited into the Series 2025-1 Distribution Account.
(ii)    Letter of Credit Draw. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day prior to such Distribution Date, any Demand Note Issuer shall have failed to pay to the Trustee or deposit into the Series 2025-1

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Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to any Demand Note Issuer, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding such Distribution Date, then, in the case of (x) or (y) the Trustee shall on such Business Day draw on the Multi-Series Letters of Credit an amount equal to the aggregate amount that the Demand Note Issuers failed to pay under the Series 2025-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) by presenting to each Multi-Series Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2025-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2025-1 Cash Collateral Account and deposit in the Series 2025-1 Distribution Account an amount equal to the lesser of (x) the Series 2025-1 Cash Collateral Percentage on such Business Day of the aggregate amount that the Demand Note Issuers so failed to pay under the Series 2025-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2025-1 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the aggregate amount that the Demand Note Issuers failed to pay under the Series 2025-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Multi-Series Letters of Credit. The Trustee shall deposit into, or cause the deposit of, the portion of the proceeds of any draw on the Multi-Series Letters of Credit related to the Series 2025-1 Notes and the proceeds of any withdrawal from the Series 2025-1 Cash Collateral Account to be deposited in the Series 2025-1 Distribution Account.
Section 3.6.    Administrator’s Failure to Instruct the Trustee to Make a Deposit or Payment. If the Administrator fails to give notice or instructions to make (i) any payment from or deposit into the Collection Account, (ii) any draw on the Series 2025-1 Demand Notes or the Multi-Series Letters of Credit or (iii) any withdrawals from any Account, in each case required to be given by the Administrator, at the time specified in the Administration Agreement or any other Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account, such draw on the Series 2025-1 Demand Notes or the Multi-Series Letters of Credit, or such withdrawal from such Account, in each case without such notice or instruction from the Administrator, provided that the Administrator, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment, deposit, draw or withdrawal. When any payment, deposit, draw or withdrawal hereunder or under any other Related Document is required to be made by the Trustee or the Paying Agent at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.
Section 3.7.    Series 2025-1 Reserve Account.
(a)    Establishment of Series 2025-1 Reserve Account. Interpace Funding shall establish and maintain in the name of the Series 2025-1 Agent for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, or cause to be established and maintained, an account (the “Series 2025-1 Reserve Account”), bearing a designation clearly

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indicating that the funds deposited therein are held for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders. The Series 2025-1 Reserve Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2025-1 Reserve Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below “Baa2” by Moody’s, then Interpace Funding shall, within 30 days of such reduction, establish a new Series 2025-1 Reserve Account with a new Qualified Institution. If the Series 2025-1 Reserve Account is not maintained in accordance with the previous sentence, Interpace Funding shall establish a new Series 2025-1 Reserve Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2025-1 Agent in writing to transfer all cash and investments from the non-qualifying Series 2025-1 Reserve Account into the new Series 2025-1 Reserve Account. Initially, the Series 2025-1 Reserve Account will be established with The Bank of New York Mellon Trust Company, N.A.
(b)    Administration of the Series 2025-1 Reserve Account. The Administrator may instruct the institution maintaining the Series 2025-1 Reserve Account to invest funds on deposit in the Series 2025-1 Reserve Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2025-1 Reserve Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2025-1 Reserve Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities. The Trustee shall, at the expense of Interpace Funding, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2025-1 Reserve Account. Interpace Funding shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of purchase price of such Permitted Investments. In the absence of written investment instructions hereunder, funds on deposit in the Series 2025-1 Reserve Account shall remain uninvested.
(c)    Earnings from Series 2025-1 Reserve Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2025-1 Reserve Account shall be deemed to be on deposit therein and available for distribution.
(d)    Series 2025-1 Reserve Account Constitutes Additional Collateral for Class A Notes, Class B Notes and Class C Notes. In order to secure and provide for the repayment and payment of the Interpace Funding Obligations with respect to the Series 2025-1 Notes, Interpace Funding hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C

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Noteholders, all of Interpace Funding’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2025-1 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2025-1 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2025-1 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2025-1 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2025-1 Reserve Account Collateral”). The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Series 2025-1 Reserve Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2025-1 Reserve Account. The Series 2025-1 Reserve Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders. The Series 2025-1 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2025-1 Reserve Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2025-1 Reserve Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.
(e)    Preference Amount Withdrawals from the Series 2025-1 Reserve Account or the Series 2025-1 Cash Collateral Account. If a member of a Purchaser Group or a Junior Noteholder notifies the Trustee in writing of the existence of a Preference Amount, then, subject to the satisfaction of the conditions set forth in the next succeeding sentence, on the Business Day on which those conditions are first satisfied, the Trustee shall withdraw from either (x) prior to the Multi-Series Letter of Credit Termination Date, the Series 2025-1 Reserve Account or (y) on or after the Multi-Series Letter of Credit Termination Date, the Series 2025-1 Cash Collateral Account and pay to the Funding Agent for such member an amount equal to such Preference Amount. Prior to any withdrawal from the Series 2025-1 Reserve Account or the Series 2025-1 Cash Collateral Account pursuant to this Section 3.7(e), the Trustee shall have received (i) a certified copy of the order requiring the return of such Preference Amount; (ii) an opinion of counsel satisfactory to the Trustee that such order is final and not subject to appeal; and (iii) a release as to any claim against Interpace Funding by the Purchaser Group or Junior Noteholder for any amount paid in respect of such Preference Amount. On the Business Day after the Multi-Series Letter of Credit Termination Date, the Trustee shall transfer an amount equal to the greater of (A) the excess, if any, of (x) the Series 2025-1 Available Reserve Account Amount as of such date over (y) the sum of (i) the Class A Contingent Monthly Funding Costs with respect to all Purchaser Groups for the Series 2025-1 Interest Period ending on the Multi-Series Letter of Credit Termination Date and (ii) without duplication, any Class A Contingent Monthly Funding Costs Shortfall as of such date (together with accrued interest thereon) from the Series 2025-1 Reserve Account to the Series 2025-1 Cash Collateral Account and (B) the lesser of (x) the Series 2025-1 Available Reserve Account Amount and (y) the excess, if any, of the Series 2025-1 Demand Note

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Payment Amount over the Series 2025-1 Available Cash Collateral Account Amount as of such date (the greater of the amounts in clauses (A) and (B), the “Reserve Account Transfer Amount”).
(f)    Series 2025-1 Reserve Account Surplus. In the event that the Series 2025-1 Reserve Account Surplus on any Distribution Date, after giving effect to all withdrawals from the Series 2025-1 Reserve Account, is greater than zero, if no Series 2025-1 Enhancement Deficiency or Operating Lease Vehicle Deficiency would result therefrom or exist thereafter, the Trustee, acting in accordance with the written instructions of the Administrator pursuant to the Administration Agreement, shall withdraw from the Series 2025-1 Reserve Account an amount equal to the Series 2025-1 Reserve Account Surplus and shall pay such amount to Interpace Funding.
(g)    Termination of Series 2025-1 Reserve Account. Upon the termination of the Indenture pursuant to Section 11.1 of the Base Indenture, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2025-1 Noteholders and payable from the Series 2025-1 Reserve Account as provided herein, shall withdraw from the Series 2025-1 Reserve Account all amounts on deposit therein for payment to Interpace Funding.
Section 3.8.    Multi-Series Letters of Credit and Series 2025-1 Cash Collateral Account.
(a)    Multi-Series Letters of Credit and Series 2025-1 Cash Collateral Account Constitute Additional Collateral for Series 2025-1 Notes. In order to secure and provide for the repayment and payment of Interpace Funding Obligations with respect to the Series 2025-1 Notes, Interpace Funding hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, all of Interpace Funding’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) each applicable Multi-Series Letter of Credit (except for any right, title and interest in such Multi-Series Letter of Credit related to supporting another Series of Notes); (ii) the Series 2025-1 Cash Collateral Account, including any security entitlement thereto; (iii) all funds on deposit in the Series 2025-1 Cash Collateral Account from time to time; (iv) all certificates and instruments, if any, representing or evidencing any or all of the Series 2025-1 Cash Collateral Account or the funds on deposit therein from time to time; (v) all investments made at any time and from time to time with monies in the Series 2025-1 Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (vi) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2025-1 Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vii) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (ii) through (vii) are referred to, collectively, as the “Series 2025-1 Cash Collateral Account Collateral”). The Trustee shall, for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, possess all right, title and interest in all funds on deposit from time to time in the Series 2025-1 Cash Collateral Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2025-1 Cash Collateral Account. The Series 2025-1 Cash Collateral Account shall be under the sole dominion and control of the

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Trustee for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders. The Series 2025-1 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2025-1 Cash Collateral Account; (ii) that its jurisdiction as a securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2025-1 Cash Collateral Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.
(b)    Multi-Series Letter of Credit Expiration Date. If prior to the date which is ten (10) days prior to the then scheduled Multi-Series Letter of Credit Expiration Date with respect to any Multi-Series Letter of Credit, excluding the amount allocated to the Series 2025-1 Notes and available to be drawn under such Multi-Series Letter of Credit but taking into account the amount allocated to the Series 2025-1 Notes under each substitute Multi-Series Letter of Credit which has been obtained from a Series 2025-1 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2025-1 Enhancement Amount would be equal to or more than the Series 2025-1 Required Enhancement Amount and the Series 2025-1 Liquidity Amount would be equal to or greater than the Series 2025-1 Required Liquidity Amount, then the Administrator shall notify the Trustee in writing no later than two Business Days prior to such Multi-Series Letter of Credit Expiration Date of such determination. If prior to the date which is ten (10) days prior to the then scheduled Multi-Series Letter of Credit Expiration Date with respect to any Multi-Series Letter of Credit, excluding the amount allocated to the Series 2025-1 Notes and available to be drawn under such Multi-Series Letter of Credit but taking into account the amount allocated to the Series 2025-1 Notes under each substitute Multi-Series Letter of Credit which has been obtained from a Series 2025-1 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2025-1 Enhancement Amount would be less than the Series 2025-1 Required Enhancement Amount or the Series 2025-1 Liquidity Amount would be less than the Series 2025-1 Required Liquidity Amount, then the Administrator shall notify the Trustee in writing no later than two Business Days prior to such Multi-Series Letter of Credit Expiration Date of (x) the greater of (A) the excess, if any, of the Series 2025-1 Required Enhancement Amount over the Series 2025-1 Enhancement Amount, excluding the amount allocated to the Series 2025-1 Notes and available amount under such expiring Multi-Series Letter of Credit but taking into account the amount allocated to the Series 2025-1 Notes under any substitute Multi-Series Letter of Credit which has been obtained from a Series 2025-1 Eligible Letter of Credit Provider and is in full force and effect, on such date, and (B) the excess, if any, of the Series 2025-1 Required Liquidity Amount over the Series 2025-1 Liquidity Amount, excluding the amount allocated to the Series 2025-1 Notes and available amount under such expiring Multi-Series Letter of Credit but taking into account the amount allocated to the Series 2025-1 Notes under any substitute Multi-Series Letter of Credit which has been obtained from a Series 2025-1 Eligible Letter of Credit Provider and is in full force and effect, on such date, and (y) the amount allocated to the Series 2025-1 Notes and available to be drawn on such expiring Multi-Series Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (x) and (y) above on such expiring Multi-Series Letter of Credit by presenting

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a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2025-1 Cash Collateral Account.
If the Trustee does not receive the notice from the Administrator described in the first paragraph of this Section 3.8(b) on or prior to the date that is two Business Days prior to each Multi-Series Letter of Credit Expiration Date, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw the full amount allocated to the Series 2025-1 Notes under such Multi-Series Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2025-1 Cash Collateral Account.
(c)    Multi-Series Letter of Credit Providers. The Administrator shall notify the Trustee in writing within one Business Day of becoming aware that the long-term senior unsecured debt rating of such Multi-Series Letter of Credit Provider has fallen below “Baa2” as determined by Moody’s. At such time the Administrator shall also notify the Trustee of (i) the greater of (A) the excess, if any, of the Series 2025-1 Required Enhancement Amount over the Series 2025-1 Enhancement Amount, excluding the amount allocated to the Series 2025-1 Notes and available under such Multi-Series Letter of Credit issued by such Multi-Series Letter of Credit Provider, on such date, and (B) the excess, if any, of the Series 2025-1 Required Liquidity Amount over the Series 2025-1 Liquidity Amount, excluding the amount allocated to the Series 2025-1 Notes and available under such Multi-Series Letter of Credit, on such date, and (ii) the amount allocated to the Series 2025-1 Notes and available to be drawn on such Multi-Series Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), draw on such Multi-Series Letter of Credit in an amount equal to the lesser of the amounts in clause (i) and clause (ii) of the immediately preceding sentence on such Business Day by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2025-1 Cash Collateral Account.
(d)    Draws on the Multi-Series Letter of Credit. If there is more than one Multi-Series Letter of Credit on the date of any draw on the Multi-Series Letters of Credit pursuant to the terms of this Supplement, the Administrator shall instruct the Trustee, in writing, to draw on each Multi-Series Letter of Credit in an amount equal to the LOC Pro Rata Share of the Multi-Series Letter of Credit Provider issuing such Multi-Series Letter of Credit of the amount of such draw on the Multi-Series Letters of Credit.
(e)    Establishment of Series 2025-1 Cash Collateral Account. On or prior to the date of any drawing under a Multi-Series Letter of Credit pursuant to Section 3.8(b) or (c) above, Interpace Funding shall establish and maintain in the name of the Trustee for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, or cause to be established and maintained, an account (the “Series 2025-1 Cash Collateral Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders. The Series 2025-1 Cash Collateral Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having

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corporate trust powers and acting as trustee for funds deposited in the Series 2025-1 Cash Collateral Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust company shall be reduced to below “Baa3” by Moody’s, then Interpace Funding shall, within 30 days of such reduction, establish a new Series 2025-1 Cash Collateral Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2025-1 Cash Collateral Account. If a new Series 2025-1 Cash Collateral Account is established, Interpace Funding shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2025-1 Cash Collateral Account into the new Series 2025-1 Cash Collateral Account.
(f)    Administration of the Series 2025-1 Cash Collateral Account. Interpace Funding may instruct (by standing instructions or otherwise) the institution maintaining the Series 2025-1 Cash Collateral Account to invest funds on deposit in the Series 2025-1 Cash Collateral Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2025-1 Cash Collateral Account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2025-1 Cash Collateral Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities. The Trustee shall, at the expense of Interpace Funding, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2025-1 Cash Collateral Account. Interpace Funding shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in the Series 2025-1 Cash Collateral Account shall remain uninvested.
(g)    Earnings from Series 2025-1 Cash Collateral Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2025-1 Cash Collateral Account shall be deemed to be on deposit therein and available for distribution.
(h)    Series 2025-1 Cash Collateral Account Surplus. In the event that the Series 2025-1 Cash Collateral Account Surplus on any Distribution Date (or, after the Multi-Series Letter of Credit Termination Date, on any date) is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator, shall withdraw from the Series 2025-1 Cash Collateral Account an amount equal to the Series 2025-1 Cash Collateral Account Surplus and shall pay such amount: first, to the Multi-Series Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2025-1 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2025-1 Reimbursement

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Agreement, second, to the Series 2025-1 Reserve Account to the extent necessary to pay any Class A Contingent Monthly Funding Costs Shortfall (together with accrued interest thereon) and, third, to Interpace Funding any remaining amount.
(i)    Termination of Series 2025-1 Cash Collateral Account. Upon the termination of this Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2025-1 Noteholders and payable from the Series 2025-1 Cash Collateral Account as provided herein, shall withdraw from the Series 2025-1 Cash Collateral Account all amounts on deposit therein (to the extent not withdrawn pursuant to Section 3.8(h) above) and shall pay such amounts: first, to the Multi-Series Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2025-1 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2025-1 Reimbursement Agreement, and, second, to Interpace Funding any remaining amount.
(j)    Termination Date Demands on the Multi-Series Letters of Credit. Prior to 10:00 a.m. (New York City time) on the Business Day immediately succeeding the Multi-Series Letter of Credit Termination Date, the Administrator shall determine the Series 2025-1 Demand Note Payment Amount as of the Multi-Series Letter of Credit Termination Date. If the Series 2025-1 Demand Note Payment Amount is greater than zero, then the Administrator shall instruct the Trustee in writing to draw on the Multi-Series Letters of Credit. Upon receipt of any such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on a Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw an amount equal to the lesser of (i) the excess of the Series 2025-1 Demand Note Payment Amount over the Reserve Account Transfer Amount and (ii) the Series 2025-1 Allocated Multi-Series Letter of Credit Liquidity Amount on the Multi-Series Letter of Credit by presenting to each Multi-Series Letter of Credit Provider a draft accompanied by a Certificate of Termination Date Demand and shall cause the Termination Date Disbursement to be deposited in the Series 2025-1 Cash Collateral Account; provided, however, that if the Series 2025-1 Cash Collateral Account has been established and funded, the Trustee shall draw an amount equal to the product of (a) 100% minus the Series 2025-1 Cash Collateral Percentage and (b) the lesser of the amounts referred to in clause (i) or (ii) on such Business Day on the Multi-Series Letter of Credit as calculated by the Administrator and provided in writing to the Trustee.
Section 3.9.    Series 2025-1 Distribution Account.
(a)    Establishment of Series 2025-1 Distribution Account. The Trustee shall establish and maintain in the name of the Series 2025-1 Agent for the benefit of the Series 2025-1 Noteholders, or cause to be established and maintained, an account (the “Series 2025-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2025-1 Noteholders. The Series 2025-1 Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2025-1 Distribution Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below ““Baa3” by Moody’s, then Interpace Funding shall, within 30 days of such

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reduction, establish a new Series 2025-1 Distribution Account with a new Qualified Institution. If the Series 2025-1 Distribution Account is not maintained in accordance with the previous sentence, Interpace Funding shall establish a new Series 2025-1 Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2025-1 Agent in writing to transfer all cash and investments from the non-qualifying Series 2025-1 Distribution Account into the new Series 2025-1 Distribution Account. Initially, the Series 2025-1 Distribution Account will be established with The Bank of New York Mellon Trust Company, N.A.
(b)    Administration of the Series 2025-1 Distribution Account. The Administrator may instruct the institution maintaining the Series 2025-1 Distribution Account to invest funds on deposit in the Series 2025-1 Distribution Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2025-1 Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2025-1 Distribution Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities. The Trustee shall, at the expense of Interpace Funding, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2025-1 Distribution Account. Interpace Funding shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of purchase price of such Permitted Investments. In the absence of written investment instructions hereunder, funds on deposit in the Series 2025-1 Distribution Account shall remain uninvested.
(c)    Earnings from Series 2025-1 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2025-1 Distribution Account shall be deemed to be on deposit and available for distribution.
(d)    Series 2025-1 Distribution Account Constitutes Additional Collateral for Series 2025-1 Notes. In order to secure and provide for the repayment and payment of the Interpace Funding Obligations with respect to the Series 2025-1 Notes, Interpace Funding hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2025-1 Noteholders, all of Interpace Funding’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2025-1 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2025-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2025-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other

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property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2025-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2025-1 Distribution Account Collateral”). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2025-1 Distribution Account and in and to all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2025-1 Distribution Account. The Series 2025-1 Distribution Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Series 2025-1 Noteholders. The Series 2025-1 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2025-1 Distribution Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2025-1 Distribution Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.
Section 3.10.    Series 2025-1 Demand Notes Constitute Additional Collateral for Series 2025-1 Notes. In order to secure and provide for the repayment and payment of the Interpace Funding Obligations with respect to the Series 2025-1 Notes, Interpace Funding hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, all of Interpace Funding’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2025-1 Demand Notes; (ii) all certificates and instruments, if any, representing or evidencing the Series 2025-1 Demand Notes; and (iii) all proceeds of any and all of the foregoing, including, without limitation, cash. On the date hereof, Interpace Funding shall deliver to the Trustee, for the benefit of the Series 2025-1 Noteholders, each Series 2025-1 Demand Note, endorsed in blank. The Trustee, for the benefit of the Series 2025-1 Noteholders, shall be the only Person authorized to make a demand for payments on the Series 2025-1 Demand Notes.
Section 3.11.    Series 2025-1 Interest Rate Caps. (a) Interpace Funding may, in its sole discretion, elect to acquire one or more interest rate caps (each, a “Series 2025-1 Interest Rate Cap”) from a Qualified Cap Counterparty or, if an ABCR Three-Notch Downgrade Event has occurred and is continuing, shall acquire a Series 2025-1 Interest Rate Cap from a Qualified Cap Counterparty that has the following terms: (i) the strike rate of such Series 2025-1 Interest Rate Cap shall not be greater than the Series 2025-1 Required Cap Strike Rate with respect to the Series 2025-1 Interest Rate Cap Period in which such ABCR Three-Notch Downgrade occurs (or in which Interpace Funding elects to acquire such Series 2025-1 Interest Rate Cap), (ii) the aggregate notional amount of all Series 2025-1 Interest Rate Caps in effect at the time Interpace Funding acquires such new Series 2025-1 Interest Rate Cap shall equal the Class A Invested Amount as of such date and (iii) such Series 2025-1 Interest Rate Cap shall extend to at least the Series 2025-1 Final Distribution Date. The aggregate notional amount of all Series 2025-1 Interest Rate Caps may be reduced pursuant to the related Series 2025-1 Interest Rate Cap to the extent the Class A Invested Amount is reduced after such Series 2025-1 Interest Rate Cap is obtained.

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(b)    If, at any time a Series 2025-1 Interest Rate Cap is in effect, an Interest Rate Cap Counterparty is not a Qualified Interest Rate Cap Counterparty, then Interpace Funding shall cause the Interest Rate Cap Counterparty within 30 Business Days following such occurrence, at the Interest Rate Cap Counterparty’s expense, to do one of the following (the choice of such action to be determined by the Interest Rate Cap Counterparty) (i) obtain a replacement interest rate cap on the same terms as the Series 2025-1 Interest Rate Cap from a Qualified Interest Rate Cap Counterparty and simultaneously with such replacement Interpace Funding shall terminate the Series 2025-1 Interest Rate Cap being replaced or (ii) obtain a guaranty from, or contingent agreement of, another person who qualifies as a Qualified Interest Rate Cap Counterparty to honor the Interest Rate Cap Counterparty’s obligations under the Series 2025-1 Interest Rate Cap in form and substance satisfactory to each Administrative Agent.
(c)    If on any date of determination prior to the Series 2025-1 Rapid Amortization Period for which (1) no Series 2025-1 Interest Rate Cap is in effect and (2) the Series 2025-1 Springing Interest Rate Cap Reset Condition is satisfied, then Interpace Funding (in its sole discretion) may elect to reduce the Series 2025-1 Required Cap Strike Rate and the Series 2025-1 Springing Interest Rate Cap Trigger; provided that (i) the Series 2025-1 Required Cap Strike Rate may not be reduced to less than (x) Daily Simple SOFR as of the date of such election plus (y) 250 basis points (or, if an ABCR Two-Notch Downgrade Event or an ABCR Three-Notch Downgrade Event has occurred and is continuing, 450 basis points), (ii) the Series 2025-1 Springing Interest Rate Cap Trigger may not be reduced to less than (x) Daily Simple SOFR as of the date of such election plus (y) 100 basis points and (iii) Interpace Funding may not make more than one (1) such election in any calendar month.
(d)    To secure payment of all obligations to the Class A Noteholders, Interpace Funding grants a security interest in, and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class A Noteholders, all of Interpace Funding’s right, title and interest in the Series 2025-1 Interest Rate Caps and all proceeds thereof (the “Series 2025-1 Interest Rate Cap Collateral”). Interpace Funding shall require all Series 2025-1 Interest Rate Cap Proceeds to be paid to, and the Trustee shall allocate all Series 2025-1 Interest Rate Cap Proceeds to, the Series 2025-1 Accrued Interest Account of the Series 2025-1 Collection Account.
Section 3.12.    Payments to Funding Agents, Purchaser Groups or Junior Noteholders. Notwithstanding anything to the contrary herein or in the Base Indenture, amounts distributable by Interpace Funding, the Trustee, the Paying Agent or the Administrative Agents to a Non-Conduit Purchaser or a Funding Agent for the account of its Related Purchaser Group (or amounts distributable by any such Person directly to such Purchaser Group) or a Junior Noteholder shall be paid by wire transfer of immediately available funds no later than 3:00 p.m. (New York time) for credit to the account or accounts designated by such Non-Conduit Purchaser, Funding Agent or Junior Noteholder. Notwithstanding the foregoing, neither Administrative Agent shall be so obligated unless such Administrative Agent shall have received the funds by 12:00 noon (New York City time).
Section 3.13.    Subordination of the Class B Notes and the Class C Notes.
(a)    Notwithstanding anything to the contrary contained in this Supplement, the Base Indenture or in any other Related Document, the Class B Notes will be subordinate in all

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respects to the Class A Notes as and to the extent set forth in this Section 3.13(a). No payments on account of principal shall be made with respect to the Class B Notes during the Series 2025-1 Rapid Amortization Period or on the Series 2025-1 Final Distribution Date until the Class A Notes have been paid in full. No payments on account of interest shall be made with respect to the Class B Notes on any Distribution Date until all payments of interest then due and payable with respect to the Class A Notes (including, without limitation, all accrued interest, all Class A Senior Monthly Interest Shortfall and all interest accrued on such Class A Senior Monthly Interest Shortfall) have been paid in full.
(b)    Notwithstanding anything to the contrary contained in this Supplement, the Base Indenture or in any other Related Document, the Class C Notes will be subordinate in all respects to the Class A Notes and the Class B Notes as and to the extent set forth in this Section 3.13(b). No payments on account of principal shall be made with respect to the Class C Notes during the Series 2025-1 Rapid Amortization Period or on the Series 2025-1 Final Distribution Date until the Class A Notes and the Class B Notes have been paid in full. No payments on account of interest shall be made with respect to the Class C Notes on any Distribution Date until all payments of interest then due and payable with respect to the Class A Notes and Class B Notes (including, without limitation, all accrued interest, all Class A Senior Monthly Shortfall, all interest accrued on such Class A Senior Monthly Shortfall, all Class B Senior Monthly Shortfall and all interest accrued on such Class B Senior Monthly Shortfall) have been paid in full.
ARTICLE IV

AMORTIZATION EVENTS
In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, any of the following shall be an Amortization Event with respect to the Series 2025-1 Notes and collectively shall constitute the Amortization Events set forth in Section 9.1(j) of the Base Indenture with respect to the Series 2025-1 Notes (without notice or other action on the part of the Trustee or any holders of the Series 2025-1 Notes):
(a)    a Series 2025-1 Enhancement Deficiency shall occur and continue for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such Series 2025-1 Enhancement Deficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;
(b)    either the Series 2025-1 Liquidity Amount shall be less than the Series 2025-1 Required Liquidity Amount or the Series 2025-1 Available Reserve Account Amount shall be less than the Series 2025-1 Required Reserve Account Amount for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such insufficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;
(c)    an Operating Lease Vehicle Deficiency shall occur and continue for at least two (2) Business Days;

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(d)    the Collection Account, the Series 2025-1 Collection Account, the Series 2025-1 Excess Collection Account or the Series 2025-1 Reserve Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents);
(e)    all principal of and interest on the Series 2025-1 Notes is not paid on the Series 2025-1 Expected Final Distribution Date;
(f)    any Multi-Series Letter of Credit shall not be in full force and effect for at least two (2) Business Days and (x) either a Series 2025-1 Enhancement Deficiency would result from excluding the Series 2025-1 Applicable Multi-Series L/C Amount attributable to such Multi-Series Letter of Credit from the Series 2025-1 Enhancement Amount or (y) the Series 2025-1 Liquidity Amount, excluding therefrom the Series 2025-1 Applicable Multi-Series L/C Amount attributable to such Multi-Series Letter of Credit, would be less than the Series 2025-1 Required Liquidity Amount;
(g)    from and after the funding of the Series 2025-1 Cash Collateral Account, the Series 2025-1 Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents) for at least two (2) Business Days and either (x) a Series 2025-1 Enhancement Deficiency would result from excluding the Series 2025-1 Available Cash Collateral Account Amount from the Series 2025-1 Enhancement Amount or (y) the Series 2025-1 Liquidity Amount, excluding therefrom the Series 2025-1 Available Cash Collateral Amount, would be less than the Series 2025-1 Required Liquidity Amount;
(h)    an Event of Bankruptcy shall have occurred with respect to any Multi-Series Letter of Credit Provider or any Multi-Series Letter of Credit Provider repudiates the Multi-Series Letter of Credit or refuses to honor a proper draw thereon and either (x) a Series 2025-1 Enhancement Deficiency would result from excluding the Series 2025-1 Applicable Multi-Series L/C Amount attributable to such Multi-Series Letter of Credit from the Series 2025-1 Enhancement Amount or (y) the Series 2025-1 Liquidity Amount, excluding therefrom the Series 2025-1 Applicable Multi-Series L/C Amount attributable to such Multi-Series Letter of Credit, would be less than the Series 2025-1 Required Liquidity Amount;
(i)    the occurrence of an Event of Bankruptcy with respect to ABG or any Permitted Sublessee (other than a third-party Permitted Sublessee);
(j)    a Change in Control shall have occurred;
(k)    Interpace Funding shall fail to acquire or maintain in force Series 2025-1 Interest Rate Caps at the times and in the notional amounts required by the terms of Section 3.11; and
(l)    (x) the occurrence and continuation of an “event of default” that is either a payment default or a default that results in an acceleration of the payment of indebtedness under the Credit Agreement or any Replacement Credit Agreement, in either case, beyond any grace period set forth therein that is not waived pursuant to the terms of such Credit

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Agreement or Replacement Credit Agreement or (y) any other “event of default” (other than a payment default or a default that results in an acceleration of the payment of indebtedness as provided in clause (x) above) under the Credit Agreement or any Replacement Credit Agreement beyond any grace period set forth therein that is not waived pursuant to the terms of such Credit Agreement or Replacement Credit Agreement;
(m)     the breach by ABCR or any of its Affiliates of any covenant under the Credit Agreement or any Replacement Credit Agreement to the extent such covenant requires compliance by ABCR or any of its Affiliates with an interest coverage ratio, a fixed charge coverage ratio, a leverage ratio or a minimum EBITDA level or with any other financial measure or ratio intended to test the financial or credit performance of ABCR and its consolidated subsidiaries, whether or not such breach is waived pursuant to the terms of the Credit Agreement or such Replacement Credit Agreement; and
(n)    a default in the payment of the portion of Monthly Base Rent or Supplemental Rent (each as defined with respect to any AESOP Lease) by ABCR shall occur and continue beyond any grace period set forth therein that is not waived pursuant to the terms of such AESOP Lease.
In the case of any event described in clause (j), (k), (l)(y) or (m) above, an Amortization Event shall have occurred with respect to the Series 2025-1 Notes only if either the Trustee or the Requisite Noteholders declare that an Amortization Event has occurred. In the case of an event described in clause (a), (b), (c), (d), (e), (f), (g), (h), (i), (l)(x) or (n) an Amortization Event with respect to the Series 2025-1 Notes shall have occurred without any notice or other action on the part of the Trustee or any Series 2025-1 Noteholders, immediately upon the occurrence of such event. Amortization Events with respect to the Series 2025-1 Notes described in clause (a), (b), (c), (d), (e), (f), (g), (h), (i), (l)(x) or (n) may be waived with the written consent of 100% of the Series 2025-1 Noteholders. Amortization Events with respect to the Series 2025-1 Notes described in clause (j), (k), (l)(y) or (m) above may be waived in accordance with Section 9.4 of the Base Indenture.
ARTICLE V

RIGHT TO WAIVE PURCHASE RESTRICTIONS
Notwithstanding any provision to the contrary in the Indenture or the Related Documents, upon the Trustee’s receipt of notice from any Lessee or Interpace Funding that the Lessees and Interpace Funding have determined to increase any Series 2025-1 Maximum Amount or the percentage set forth in clause (y) of any of paragraphs (ii), (iii), (iv), (v), (vi) or (vii) of the definition of Series 2025-1 Incremental Enhancement Amount (such notice, a “Waiver Request”), each Series 2025-1 Noteholder may, at its option, waive any Series 2025-1 Maximum Amount or any increase in the Series 2025-1 Required Enhancement Amount based upon clause (y) of any of paragraphs (i) through (xiii) of the definition of the Series 2025-1 Incremental Enhancement Amount (collectively, a “Waivable Amount”) if (i) no Amortization Event exists, (ii) the Requisite Noteholders consent to such waiver and (iii) 60 days’ prior written notice of such proposed waiver is provided to the Rating Agencies by the Trustee.

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Upon receipt by the Trustee of a Waiver Request (a copy of which the Trustee shall promptly provide to the Rating Agencies), all amounts which would otherwise be allocated to the Series 2025-1 Excess Collection Account (collectively, the “Designated Amounts”) from the date the Trustee receives a Waiver Request through the Consent Period Expiration Date will be held by the Trustee in the Series 2025-1 Collection Account for ratable distribution as described below.
Within ten (10) Business Days after the Trustee receives a Waiver Request, the Trustee shall furnish notice thereof to each Administrative Agent, which notice shall be accompanied by a form of consent (each a “Consent”) in the form of Exhibit B hereto by which the Series 2025-1 Noteholders may, on or before the Consent Period Expiration Date, consent to waiver of the applicable Waivable Amount. Upon receipt of notice of a Waiver Request, each Administrative Agent shall forward a copy of such request together with the Consent to (i) in the case of the Senior Administrative Agent, each Non-Conduit Purchaser and Funding Agent with respect to its Related Purchaser Group and (ii) in the case of the Junior Administrative Agent, each Junior Noteholder. If the Trustee receives the Consents from the Requisite Noteholders agreeing to waiver of the applicable Waivable Amount within forty-five (45) days after the Trustee notifies the Administrative Agents of a Waiver Request (the day on which such forty-five (45) day period expires, the “Consent Period Expiration Date”), (i) the applicable Waivable Amount shall be deemed waived by the consenting Series 2025-1 Noteholders, (ii) the Trustee will distribute the Designated Amounts as set forth below and (iii) the Trustee shall promptly (but in any event within two days) provide the Rating Agencies with notice of such waiver. Any Purchaser Group or Junior Noteholder from whom the Trustee has not received a Consent on or before the Consent Period Expiration Date will be deemed not to have consented to such waiver.
If the Trustee receives Consents from the Requisite Noteholders on or before the Consent Period Expiration Date, then on the immediately following Distribution Date, upon receipt of written direction from the Administrator the Trustee will pay the Designated Amounts to the applicable Administrative Agent(s) for the accounts of the non-consenting Purchaser Groups and non-consenting Junior Noteholders. Upon the receipt of funds from the Trustee pursuant to this Article V, the applicable Administrative Agent(s) shall pay the Designated Amounts as follows:
(i)    on a pro rata basis, (x) to each Non-Conduit Purchaser or Funding Agent with respect to a non-consenting Purchaser Group, such Purchaser Group’s pro rata share based on the Purchaser Group Invested Amount with respect to such Purchaser Group relative to the Purchaser Group Invested Amount with respect to all non-consenting Purchaser Groups of the Designated Amounts up to the amount required to reduce to zero the Purchaser Group Invested Amounts with respect to all non-consenting Purchaser Groups, (y) to each non-consenting Class B Noteholder, such Class B Noteholder’s pro rata share based on the Class B Noteholder Invested Amount with respect to such Class B Noteholder relative to the Class B Noteholder Invested Amount with respect to all non-consenting Class B Noteholders of the Designated Amounts up to the amount required to reduce to zero the Class B Noteholder Invested Amounts with respect to all non-consenting Class B Noteholders and (z) to each non-consenting Class C Noteholder, such Class C Noteholder’s pro rata share based on the Class C Noteholder Invested Amount with respect to such Class C Noteholder relative to the Class C Noteholder Invested Amount with respect to all non-consenting Class C Noteholders of the Designated Amounts up to the

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amount required to reduce to zero the Class C Noteholder Invested Amounts with respect to all non-consenting Class C Noteholders; and
(ii)    any remaining Designated Amounts to the Series 2025-1 Excess Collection Account.
If the amount distributed pursuant to clause (i) of the preceding paragraph is not sufficient to reduce the Purchaser Group Invested Amount with respect to each non-consenting Purchaser Group, the Class B Noteholder Invested Amount with respect to each non-consenting Class B Noteholder or the Class C Noteholder Invested Amount with respect to each non-consenting Class C Noteholder, in each case, to zero on the date specified therein, then on each day following such Distribution Date, the Administrator will allocate to the Series 2025-1 Collection Account on a daily basis all Designated Amounts collected on such day. On each following Distribution Date, the Trustee will withdraw such Designated Amounts from the Series 2025-1 Collection Account and deposit the same in the Series 2025-1 Distribution Account for distribution to the applicable Administrative Agent(s) for the accounts of the non-consenting Purchaser Groups or non-consenting Junior Noteholders, as applicable. Upon the receipt of funds from the Trustee pursuant to this Article V, the applicable Administrative Agent(s) shall pay the Designated Amounts as follows:
(a)    on a pro rata basis, (x) to each Non-Conduit Purchaser or Funding Agent with respect to a non-consenting Purchaser Group, such Purchaser Group’s pro rata share based on the Purchaser Group Invested Amount with respect to such Purchaser Group relative to the Purchaser Group Invested Amount with respect to all non-consenting Purchaser Groups of the Designated Amounts in the Series 2025-1 Collection Account as of the applicable Determination Date up to the amount required to reduce to zero the Purchaser Group Invested Amounts with respect to all non-consenting Purchaser Groups, (y) to each non-consenting Class B Noteholder, such Class B Noteholder’s pro rata share based on the Class B Noteholder Invested Amount with respect to such Class B Noteholder relative to the Class B Noteholder Invested Amount with respect to all non-consenting Class B Noteholders of the Designated Amounts in the Series 2025-1 Collection Account as of the applicable Determination Date up to the amount required to reduce to zero the Class B Noteholder Invested Amounts with respect to all non-consenting Class B Noteholders and (z) to each non-consenting Class C Noteholder, such Class C Noteholder’s pro rata share based on the Class C Noteholder Invested Amount with respect to such Class C Noteholder relative to the Class C Noteholder Invested Amount with respect to all non-consenting Class C Noteholders of the Designated Amounts in the Series 2025-1 Collection Account as of the applicable Determination Date up to the amount required to reduce to zero the Class C Noteholder Invested Amounts with respect to all non-consenting Class C Noteholders; and
(b)    any remaining Designated Amounts to the Series 2025-1 Excess Collection Account.
If the Requisite Noteholders do not timely consent to such waiver, the Designated Amounts will be re-allocated to the Series 2025-1 Excess Collection Account for allocation and distribution in accordance with the terms of the Indenture and the Related Documents.

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In the event that the Series 2025-1 Rapid Amortization Period shall commence after receipt by the Trustee of a Waiver Request, all such Designated Amounts will thereafter be considered Principal Collections allocated to the Series 2025-1 Noteholders.
ARTICLE VI

CONDITIONS PRECEDENT
Section 6.1.    Conditions Precedent to Effectiveness of the Series 2025-1 Supplement. The Series 2025-1 Supplement will become effective on the Initial Closing Date and all of the following conditions precedent shall have been satisfied as of the Initial Closing Date:
(a)    Documents. Each of the Administrative Agents shall have received copies for each Non-Conduit Purchaser, each CP Conduit Purchaser and the Funding Agent and the APA Banks with respect to such CP Conduit Purchaser and each Junior Noteholder, each of the following documents executed and delivered in form and substance satisfactory to it: (i) the Base Indenture, executed by a duly authorized officer of each of Interpace Funding and the Trustee; (ii) the Operating Lease, executed by a duly authorized officer of each of the Lessees party thereto, the Administrator and the Lessor party thereto; (iii) each Sublease, executed by a duly authorized officer of each Lessee party thereto and each Permitted Sublessee party thereto; (iv) the Administration Agreement, executed by a duly authorized officer of each of ABCR, Interpace Funding and the Trustee; (v) the Disposition Agent Agreement, dated as of the Initial Closing Date, executed by a duly authorized officer of each of ABCR, Interpace Funding, Lord Securities Corporation, defi AUTO, LLC and the Trustee; (vi) the Back-Up Administration Agreement, dated as of the Initial Closing Date, executed by a duly authorized officer of each of ABCR, Interpace Funding, Lord Securities Corporation and the Trustee; (vii) each Multi-Series Letter of Credit, if any, executed by a duly authorized officer of the applicable Multi-Series Letter of Credit Provider; and (viii) to the extent applicable, each Series 2025-1 Interest Rate Cap, executed by a duly authorized officer of Interpace Funding and the applicable Interest Rate Cap Counterparty.
(b)    Corporate Documents; Proceedings of Interpace Funding and the Administrator. Each of the Administrative Agents shall have received, with a copy for each Non-Conduit Purchaser, each CP Conduit Purchaser and the Funding Agent and the APA Banks with respect to such CP Conduit Purchaser and each Junior Noteholder, from Interpace Funding and the Administrator true and complete copies of:
(i)    to the extent applicable, the certificate of incorporation or certificate of formation, including all amendments thereto, of such Person, certified as of a recent date by the Secretary of State or other appropriate authority of the state of incorporation or organization, as the case may be, and a certificate of compliance, of status or of good standing, as and to the extent applicable, of each such Person as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction;

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(ii)    a certificate of the Secretary or an Assistant Secretary of such Person, dated on or prior to the Initial Closing Date and certifying (A) that attached thereto is a true and complete copy of the bylaws, limited liability company agreement or partnership agreement of such Person, as the case may be, as in effect on the Series 2025-1 Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that, to the extent applicable, attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to each Funding Agent, of the Board of Directors or Managers of such Person or committees thereof authorizing the execution, delivery and performance of the Original Series 2025-1 Supplement and the Series 2025-1 Documents to which it is a party and the transactions contemplated thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (C) that the certificate of incorporation or certificate of formation of such Person has not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer or authorized signatory executing the Original Series 2025-1 Supplement and any Series 2025-1 Documents or any other document delivered in connection herewith or therewith on behalf of such Person; and
(iii)    a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.
(c)    Representations and Warranties. All representations and warranties of each of Interpace Funding, the Administrator, each of the Lessees and each of the Permitted Sublessees contained in each of the Related Documents shall be true and correct as of the Initial Closing Date.
(d)    No Amortization Event, Potential Amortization Event or Operating Lease Vehicle Deficiency. No Amortization Event or Potential Amortization Event in respect of the Series 2025-1 Notes or any other Series of Notes shall exist and no Operating Lease Vehicle Deficiency shall exist.
(e)    Lien Searches. Each of the Administrative Agents shall have received an electronic search report listing all effective financing statements that name Interpace Funding as debtor or assignor and that are filed in the State of New York, the State of Delaware and in any other jurisdictions that such Administrative Agent determines are necessary or appropriate, together with copies of such financing statements, and tax and judgment lien searches showing no such liens that are not permitted by the Base Indenture or the Related Documents.
(f)    Legal Opinions. Each of the Administrative Agents shall have received, with a counterpart addressed to each Non-Conduit Purchaser, each CP Conduit Purchaser and the Funding Agent, the Program Support Provider and the APA Banks with respect to each CP Conduit Purchaser, each Junior Noteholder and the Trustee, opinions of counsel required by Section 2.2(f) of the Base Indenture and opinions of counsel with respect to

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such other matters as may be reasonably requested by any Funding Agent or any Junior Noteholder, in form and substance reasonably acceptable to the addressees thereof and their counsel.
(g)    Fees and Expenses. Each Non-Conduit Purchaser and each Funding Agent with respect to its Related Purchaser Group and each Junior Noteholder shall have received payment of all fees, out-of-pocket expenses and other amounts due and payable to such Purchaser Group, such Junior Noteholder or the respective Administrative Agent, as applicable, on or before the Initial Closing Date.
(h)    Establishment of Accounts. Each Administrative Agent shall have received evidence reasonably satisfactory to it that the Series 2025-1 Collection Account, the Series 2025-1 Reserve Account and the Series 2025-1 Distribution Account shall have been established in accordance with the terms and provisions of the Indenture.
(i)    Opinion. Each Administrative Agent shall have received, with a counterpart addressed to each CP Conduit Purchaser and the Funding Agent, the Program Support Provider and the APA Banks with respect such CP Conduit Purchaser and each Junior Noteholder, an opinion of counsel to the Trustee as to the due authorization, execution and delivery by the Trustee of the Series 2025-1 Supplement and the due execution, authentication and delivery by the Trustee of the Series 2025-1 Notes.
(j)    Rating Letters. Each Funding Agent and each Junior Noteholder shall have received a letter, in form and substance satisfactory to such Funding Agent and such Junior Noteholder, from Moody’s stating that the Class B Notes have received a rating of at least “Baa3” and the Class C Notes have received a rating of at least “Ba2”. Any fees of Moody’s in connection with the delivery of such letters shall have been paid by or on behalf of Interpace Funding.
(k)    UCC Filings. Each Administrative Agent shall have received (i) executed originals of any documents (including, without limitation, financing statements) required to be filed in each jurisdiction necessary to perfect the security interest of the Trustee in the Series 2025-1 Collateral and (ii) evidence reasonably satisfactory to it of each such filing and reasonably satisfactory evidence of the payment of any necessary fee or tax relating thereto.
(l)    Proceedings. All corporate and other proceedings and all other documents and legal matters in connection with the transactions contemplated by the Related Documents shall be satisfactory in form and substance to each Non-Conduit Purchaser, each Funding Agent and each Junior Noteholder and their respective counsel.
(m)    Notes. Interpace Funding shall have issued and directed the Trustee to authenticate (or register in the case of an Uncertificated Note), and the Trustee shall have authenticated (or registered in the case of an Uncertificated Note), (1) a Class A Note in the name of each Funding Agent and Non-Conduit Committed Purchaser in an amount equal to the Class A Purchaser Group Invested Amount with respect to such Purchaser Group, (2) a Class B Note in the name of each Class B Noteholder in an amount equal to

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the Class B Noteholder Invested Amount with respect to such Class B Noteholder and (3) a Class C Note in the name of each Class C Noteholder in an amount equal to the Class C Noteholder Invested Amount with respect to such Class C Noteholder, and, in each case, shall have delivered such Series 2025-1 Notes to such applicable Purchaser Groups, Class B Noteholders and Class C Noteholders.
ARTICLE VII

CHANGE IN CIRCUMSTANCES
Section 7.1.    Increased Costs. (a) If any Change in Law (except with respect to Taxes which shall be governed by Section 7.2) shall:
(i)    impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party; or
(ii)    impose on any Affected Party any other condition affecting the Indenture or the Related Documents or the funding of the SOFR Tranche by such Affected Party;
and the result of any of the foregoing shall be to increase the cost to such Affected Party of making, converting into, continuing or maintaining the SOFR Tranche (or maintaining its obligation to do so) or to reduce any amount received or receivable by such Affected Party hereunder or in connection herewith (whether principal, interest or otherwise), then Interpace Funding will pay to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional costs incurred or reduction suffered.
(b)    If any Affected Party determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Affected Party’s capital or the capital of any corporation controlling such Affected Party as a consequence of its obligations hereunder to a level below that which such Affected Party or such corporation could have achieved but for such Change in Law (taking into consideration such Affected Party’s or such corporation’s policies with respect to capital adequacy), then from time to time, Interpace Funding shall pay to such Affected Party such additional amount or amounts as will compensate such Affected Party for any such reduction suffered.
(c)    A certificate of an Affected Party setting forth the amount or amounts necessary to compensate such Affected Party as specified in subsections (a) and (b) of this Section 7.1 shall be delivered to Interpace Funding (with a copy to the Senior Administrative Agent and the Funding Agent, if any, with respect to such Affected Party) and shall be conclusive absent manifest error. Any payments made by Interpace Funding pursuant to this Section 7.1 shall be made solely from funds available in the Series 2025-1 Distribution Account for the payment of Article VII Costs, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against Interpace Funding to the extent that insufficient funds exist to make such payment. The agreements in this Section 7.1 shall survive the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

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(d)    Failure or delay on the part of an Affected Party to demand compensation pursuant to this Section 7.1 shall not constitute a waiver of such Affected Party’s right to demand such compensation; provided that Interpace Funding shall not be required to compensate any Affected Party pursuant to this Section 7.1 for any increased costs or reductions incurred more than 270 days prior to the date that such Affected Party notifies Interpace Funding of such Affected Party’s intention to claim compensation under this Section 7.1; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.
(e)    Interpace Funding acknowledges that any Affected Party may institute measures in anticipation of a Change in Law, and may commence allocating charges to or seeking compensation from Interpace Funding under this Section 7.1, in advance of the effective date of such Change in Law and Interpace Funding agrees to pay such charges or compensation to the applicable Affected Party following demand therefor in accordance with the terms of this Section 7.1 without regard to whether such effective date has occurred.
Section 7.2.    Taxes. (a) Any and all payments by or on account of any obligation of Interpace Funding hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if Interpace Funding or any other withholding agent shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) subject to Section 7.2(c) below, the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 7.2) the recipient receives an amount equal to the sum that it would have received had no such deductions been made, (ii) Interpace Funding or such withholding agent shall make such deductions and (iii) Interpace Funding or such withholding agent shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.
(b)    In addition, Interpace Funding shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law (or at the option of the Administrative Agents, shall timely reimburse them for payment of any Other Taxes).
(c)    Interpace Funding shall indemnify each Administrative Agent, each Non-Conduit Purchaser, each Funding Agent, each Program Support Provider, each member of each CP Conduit Purchaser Group and each Junior Noteholder within the later of 10 days after written demand therefor and the Distribution Date next following such demand for the full amount of any Indemnified Taxes or Other Taxes paid by such Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such Program Support Provider, such member of such CP Conduit Purchaser Group or such Junior Noteholder on or with respect to any payment by or on account of any obligation of Interpace Funding hereunder or under the Indenture (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 7.2) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that no Person shall be indemnified pursuant to this Section 7.2(c) or entitled to receive additional amounts under the proviso of Section 7.2(a) to the extent that the reason for such indemnification results from the failure by such Person to comply with the provisions of Section 7.2(e) or (g). A certificate as to the amount of

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such payment or liability delivered to Interpace Funding by any Administrative Agent, any Non-Conduit Purchaser, any Funding Agent, any Program Support Provider, any member of any CP Conduit Purchaser Group or any Junior Noteholder shall be conclusive absent manifest error. Any payments made by Interpace Funding pursuant to this Section 7.2 shall be made solely from funds available in the Series 2025-1 Distribution Account for the payment of Article VII Costs, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against Interpace Funding to the extent that insufficient funds exist to make such payment. The agreements in this Section shall survive the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.
(d)    As soon as practicable after any payment of Indemnified Taxes or Other Taxes by Interpace Funding to a Governmental Authority pursuant to this Section 7.2, Interpace Funding shall deliver to each Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to such Administrative Agent.
(e)    Each Administrative Agent, each Non-Conduit Purchaser, each Funding Agent, each member of each CP Conduit Purchaser Group, each Program Support Provider and each Junior Noteholder, if entitled to an exemption from or reduction of an Indemnified Tax or Other Tax with respect to payments made hereunder or under the Indenture, shall (to the extent legally able to do so) deliver to Interpace Funding (with a copy to each Administrative Agent) such properly completed and executed documentation prescribed by applicable law and reasonably requested by Interpace Funding by the later of (i) thirty (30) Business Days after such request is made and the applicable forms are provided to such Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such member of such CP Conduit Purchaser Group, such Program Support Provider or such Junior Noteholder or (ii) thirty (30) Business Days before such documentation is required to be provided under applicable law, in each case as will permit such payments to be made without withholding, or at a reduced rate of withholding, of Indemnified Taxes or Other Taxes; provided, however, that (other than such documentation set forth in Sections 7.2(g)(i), 7.2(g)(ii), 7.2(h) and 7.2(i)) such documentation shall not be required if in such Administrative Agent’s, such Non-Conduit Purchaser’s, such Funding Agent’s, such member of such CP Conduit Purchaser Group’s, such Program Support Provider’s or such Junior Noteholder’s reasonable judgment such completion, execution or submission would subject such Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such member of such CP Conduit Purchaser Group, such Program Support Provider or such Junior Noteholder to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such member of such CP Conduit Purchaser Group, such Program Support Provider or such Junior Noteholder.
(f)    If any Administrative Agent, any Non-Conduit Purchaser, any Funding Agent, any Program Support Provider, any member of any CP Conduit Purchaser Group or any Junior Noteholder receives a refund solely in respect of Indemnified Taxes or Other Taxes, it shall pay over such refund to Interpace Funding to the extent that it has already received indemnity payments or additional amounts pursuant to this Section 7.2 with respect to such Indemnified Taxes or Other Taxes giving rise to the refund, net of all out-of-pocket expenses (including Taxes) and without interest (other than interest paid by the relevant Governmental Authority with respect

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to such refund); provided, however, that Interpace Funding shall, upon request of such Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such Program Support Provider, such member of such CP Conduit Purchaser Group or such Junior Noteholder, repay such refund (plus interest or other charges imposed by the relevant Governmental Authority) to such Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such Program Support Provider, such member of such CP Conduit Purchaser Group or such Junior Noteholder if such Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such Program Support Provider, such member of such CP Conduit Purchaser Group or such Junior Noteholder is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will any Administrative Agent, any Non-Conduit Purchaser, any Funding Agent, any Program Support Provider, any member of any CP Conduit Purchaser Group or any Junior Noteholder be required to pay any amount to Interpace Funding pursuant to this paragraph (f) the payment of which would place such Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such Program Support Provider, such member of such CP Conduit Purchaser Group or such Junior Noteholder in a less favorable net after-Tax position than such Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such Program Support Provider, such member of such CP Conduit Purchaser Group or such Junior Noteholder would have been in if the Indemnified Taxes or Other Taxes subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Indemnified Taxes or Other Taxes had never been paid. Nothing contained herein shall require any Administrative Agent, any Non-Conduit Purchaser, any Funding Agent, any Program Support Provider, any member of any CP Conduit Purchaser Group or any Junior Noteholder to make its tax returns (or any other information relating to its Taxes which it deems confidential) available to Interpace Funding or any other Person.
(g)    Each of the Administrative Agents, each Non-Conduit Purchaser, each Funding Agent, each Program Support Provider, each member of each CP Conduit Purchaser Group and each Junior Noteholder shall, to the extent it is legally eligible to do so:
(i)    upon or prior to becoming a party hereto, deliver to Interpace Funding and each Administrative Agent two (2) duly completed copies of IRS Form W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-9, or successor applicable forms, as the case may be, establishing a complete exemption from withholding of United States federal income taxes or backup withholding taxes with respect to payments under the Series 2025-1 Notes and this Supplement;
(ii)    in the case of any such Administrative Agent, Non-Conduit Purchaser, Funding Agent, Program Support Provider, member of such CP Conduit Purchaser Group or Junior Noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code and is claiming the benefits of the exemption for portfolio interest under Section 871(h) or 881(c) of the Code, deliver to Interpace Funding and each Administrative Agent (x) a certificate to the effect that such non-U.S. recipient is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10-percent shareholder” of Interpace Funding or Interpace Ventures within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to Interpace Funding or Interpace

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Ventures described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E;
(iii)    deliver to Interpace Funding and each Administrative Agent two (2) further copies of any such form or certification establishing a complete exemption from withholding of United States federal income taxes or backup withholding taxes with respect to payments under the Series 2025-1 Notes and this Supplement on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form or certification previously delivered by it to Interpace Funding and each Administrative Agent; and
(iv)    obtain such extensions of time for filing and completing such forms or certifications as may reasonably be requested by Interpace Funding and the Administrative Agents;
unless, in any such case, any change in treaty, law or regulation has occurred after the Series 2025-1 Closing Date (or, if later, the date such Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such Program Support Provider, such member of such CP Conduit Purchaser Group or such Junior Noteholder becomes an indemnified party hereunder) and prior to the date on which any such delivery would otherwise be required which renders the relevant form inapplicable or which would prevent such Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such Program Support Provider, such member of such CP Conduit Purchaser Group or such Junior Noteholder from duly completing and delivering the relevant form with respect to it, and such Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such Program Support Provider, such member of such CP Conduit Purchaser Group or such Junior Noteholder so advises Interpace Funding and such Administrative Agent.
(h)    If a beneficial or equity owner of an Administrative Agent, a Non-Conduit Purchaser, a Funding Agent, a Program Support Provider, a member of a CP Conduit Purchaser Group or a Junior Noteholder (instead of the Administrative Agent, the Non-Conduit Purchaser, the Funding Agent, the Program Support Provider, the member of the CP Conduit Purchaser Group or the Junior Noteholder itself) is required under United States federal income tax law or the terms of a relevant treaty to provide IRS Form W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-9, or any successor applicable forms, as the case may be, in order to claim an exemption from withholding of United States federal income taxes or backup withholding taxes, then each such beneficial owner or equity owner shall be considered to be the Administrative Agent, a Non-Conduit Purchaser, a Funding Agent, a Program Support Provider, a member of a CP Conduit Purchaser Group or a Junior Noteholder for purposes of Section 7.2(g).
(i)    If a payment under this Supplement is made to a recipient that would be subject to U.S. Federal withholding tax imposed by FATCA if such recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such recipient shall deliver to the payor at the time or times prescribed by law and at such time or times reasonably requested by the payor such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code and any agreements entered into pursuant to Section 1471(b)(1) of the Code) and such additional documentation as reasonable requested by the payor as may be necessary for the payor

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to comply with its obligations under FATCA and to determine that such recipient has complied with such recipient’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Notwithstanding any other provision herein, if Interpace Funding or an Administrative Agent is required to withhold taxes under FATCA, Interpace Funding and such Administrative Agent shall be authorized to deduct from payments to be made to the applicable recipient amounts representing taxes payable by such recipient under FATCA, as determined in the sole discretion of Interpace Funding or such Administrative Agent, and to remit such amounts to the applicable governmental authorities.
Section 7.3.    Break Funding Payments. Interpace Funding agrees to indemnify each Purchaser Group and each Junior Noteholder and to hold each Purchaser Group and each Junior Noteholder harmless from any loss or expense which such Purchaser Group or such Junior Noteholder may sustain or incur as a consequence of (a) the conversion into or continuation of a CP Tranche that occurs other than on the last day of the applicable CP Rate Period, (b) default by Interpace Funding in making any prepayment in connection with an Optional Repurchase after Interpace Funding has given irrevocable notice thereof in accordance with the provisions of Section 2.5 or (c) the making of a repayment of any portion of the Purchaser Group Invested Amount with respect to such Purchaser Group (including, without limitation, any Optional Repurchase) prior to the termination of a CP Rate Period for a CP Tranche or on a date other than a Distribution Date or the Optional Repurchase Date, or an Optional Repurchase in a greater amount than the Optional Repurchase Amount stated in the related notice of Optional Repurchase. Such indemnification shall include an amount determined by the Non-Conduit Purchaser, the Funding Agent with respect to its Related Purchaser Group or the Junior Noteholder and shall equal (a) in the case of the losses or expenses associated with a CP Tranche, either (x) the excess, if any, of (i) such Related Purchaser Group’s cost of funding the amount so paid or not so borrowed, converted or continued, for the period from the date of such payment or of such failure to borrow, convert or continue to the last day of the CP Rate Period or applicable Series 2025-1 Interest Period (or in the case of a failure to borrow, convert or continue, the CP Rate Period that would have commenced on the date of such prepayment or of such failure), as the case may be, over (ii) the amount of interest earned by such Related Purchaser Group upon redeployment of an amount of funds equal to the amount prepaid or not borrowed, converted or continued for a comparable period or (y) if such Related Purchaser Group is able to terminate the funding source before its scheduled maturity, any costs associated with such termination and (b) in the case of the losses or expenses incurred by a Non-Conduit Purchaser, SOFR Funding CP Conduit Purchaser, Pooled Funding CP Conduit Purchaser or Junior Noteholder, the losses and expenses incurred by such Non-Conduit Purchaser, SOFR Funding CP Conduit Purchaser, Pooled Funding CP Conduit Purchaser or Junior Noteholder in connection with the liquidation or reemployment of deposits or other funds acquired by such Non-Conduit Purchaser, SOFR Funding CP Conduit Purchaser, Pooled Funding CP Conduit Purchaser or Junior Noteholder as a result of a default in the making of any prepayment in connection with an Optional Repurchase or the making of an Optional Repurchase in an amount or on a date not contained in the related notice of an Optional Repurchase. Notwithstanding the foregoing, any payments made by Interpace Funding pursuant to this subsection shall be made solely from funds available in the Series 2025-1 Distribution Account for the payment of Article VII Costs, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against Interpace Funding to the extent that such funds are insufficient to make such payment. This covenant shall survive

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the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by any Non-Conduit Purchaser, Funding Agent on behalf of its Related Purchaser Group or Junior Noteholder to Interpace Funding shall be conclusive absent manifest error.
Section 7.4.    Alternate Rate of Interest. (a) Subject to clauses (b), (c), (d) and (e) of this Section 7.4, if:
(i)    the Senior Administrative Agent determines (which determination shall be conclusive absent manifest error) at any time, that adequate and reasonable means do not exist for ascertaining Daily Simple SOFR; or
(ii)    the Senior Administrative Agent is advised by any APA Bank at any time that Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such APA Bank of making or maintaining the SOFR Tranches;
then the Senior Administrative Agent shall give notice thereof to Interpace Funding, the Junior Administrative Agent and the Trustee by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until the Senior Administrative Agent notifies Interpace Funding, the Junior Administrative Agent and the Trustee that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark, the APA Bank Funded Amount with respect to any CP Conduit Purchaser Group (in the case of clause (i) above) or with respect to the related CP Conduit Purchaser Group (in the case of clause (ii) above) shall not be allocated to the SOFR Tranche.
(b)    Notwithstanding anything to the contrary herein or in any other Related Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Related Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Series 2025-1 Noteholders without any amendment to, or further action or consent of any other party to, this Supplement so long as the Senior Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Series 2025-1 Noteholders comprising the Requisite Noteholders. For the avoidance of doubt: (a) in no event shall the Trustee be responsible for determining whether a Benchmark Transition Event has occurred or for determining the replacement for the Benchmark with a Benchmark Replacement and (b) in connection with any of the matters referenced in clause (a) of this sentence, the Trustee shall be entitled to conclusively rely on any determinations made by the Senior Administrative Agent or Interpace Funding in regards to such matters and shall have no liability for such actions taken at the direction of either the Senior Administrative Agent or Interpace Funding.
(c)    Notwithstanding anything to the contrary herein or in any other Related Document, in connection with the implementation of a Benchmark Replacement, the Senior Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Related

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Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Supplement.
(d)    The Senior Administrative Agent will promptly notify Interpace Funding, the Trustee, the Junior Administrative Agent, each Purchaser Group and each Junior Noteholder of (i) any occurrence of a Benchmark Transition Event (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Senior Administrative Agent, the Purchaser Groups or the Junior Noteholders pursuant to this Section 7.4, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Supplement or any other Series 2025-1 Document, except, in each case, as expressly required pursuant to this Section 7.4.
(e)    Upon Interpace Funding’s receipt of notice of the commencement of a Benchmark Unavailability Period, and at all times during the continuation of a Benchmark Unavailability Period, the APA Bank Funded Amount with respect to any CP Conduit Purchaser Group shall not be allocated to the SOFR Tranche.
(f)    The interest rate with respect to (i) the SOFR Tranche, (ii) the CP Conduit Funded Amount with respect to any SOFR Funding CP Conduit Purchaser and (iii) in some cases, the Purchaser Group Invested Amount with respect to any Non-Conduit Purchaser Group or the Noteholder Invested Amount with respect to any Junior Noteholder may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 7.4(b) provides a mechanism for determining an alternative rate of interest. The Senior Administrative Agent will promptly notify Interpace Funding, the Trustee, the Junior Administrative Agent, each Purchaser Group and each Junior Noteholder pursuant to Section 7.4(d), of any change to the reference rate upon which the interest rate on the portions of the Series 2025-1 Invested Amount listed above is based. However, the Senior Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Supplement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did the any existing interest rate prior to its discontinuance or unavailability. The Senior Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Supplement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to Interpace Funding. The Senior Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Supplement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Supplement, and shall have no liability to Interpace Funding, any Purchaser Group, any Junior Noteholder or any other person or entity for damages of any kind, including direct or

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indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
Section 7.5.    Mitigation Obligations. If an Affected Party requests compensation under Section 7.1, or if Interpace Funding is required to pay any additional amount to any Purchaser Group or any Governmental Authority for the account of any Purchaser Group pursuant to Section 7.2, then, upon written notice from Interpace Funding, such Affected Party or Purchaser Group, as the case may be, shall use commercially reasonable efforts to designate a different lending office for funding or booking its obligations hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, which pays a price for such assignment which is acceptable to such Purchaser Group and its assignee, if in the judgment of such Affected Party or Purchaser Group, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 7.1 or 7.2, as the case may be, in the future and (ii) would not subject such Affected Party or Purchaser Group to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Affected Party or Purchaser Group. Interpace Funding hereby agrees to pay all reasonable costs and expenses incurred by such Affected Party or Purchaser Group in connection with any such designation or assignment.
ARTICLE VIII

REPRESENTATIONS AND WARRANTIES, COVENANTS
Section 8.1.    Representations and Warranties of Interpace Funding and the Administrator.
(a)    Interpace Funding and the Administrator each hereby represents and warrants to the Trustee, each Administrative Agent, each Funding Agent, each CP Conduit Purchaser, each APA Bank, each Non-Conduit Purchaser and each Junior Noteholder that:
(i)    each and every of their respective representations and warranties contained in the Related Documents is true and correct as of the Initial Closing Date; and
(ii)    as of the Initial Closing Date, they have not engaged, in connection with the offering of the Series 2025-1 Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.
(b)    Interpace Funding hereby represents and warrants to the Trustee, each Administrative Agent, each Funding Agent, each CP Conduit Purchaser, each APA Bank, each Non-Conduit Purchaser and each Junior Noteholder that each of the Series 2025-1 Notes has been duly authorized and executed by Interpace Funding and when duly authenticated (or registered in the case of Uncertificated Notes) by the Trustee and delivered to the Funding Agents in accordance with the terms of this Supplement will constitute legal, valid and binding obligations of Interpace Funding enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or other similar laws relating to or affecting generally the enforcement of creditors’ rights or by general equitable principles.

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(c)    Interpace Funding hereby represents and warrants to the Trustee, each Administrative Agent, each Funding Agent, each CP Conduit Purchaser, each APA Bank, each Non-Conduit Purchaser and each Junior Noteholder that Interpace Funding (i) is not deemed to be an “investment company” within the meaning of the Investment Company Act pursuant to Rule 3a-7 promulgated under the Investment Company Act and (ii) is not a “covered fund” as defined in the Volcker Rule.
(d)    The Administrator hereby represents and warrants to the Trustee, each Administrative Agent, each Funding Agent, each CP Conduit Purchaser, each APA Bank, each Non-Conduit Purchaser and each Junior Noteholder that it has implemented and maintains in effect policies and procedures designed to ensure compliance by the Administrator, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Administrator, its Subsidiaries and their respective officers and directors and to the knowledge of the Administrator its employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in the Administrator or any of its Subsidiaries being designated as a Sanctioned Person. None of the Administrator, any Subsidiary or any of their respective directors, officers or employees is a Sanctioned Person.
(e)    Interpace Funding hereby represents and warrants to the Trustee, each Administrative Agent, each Funding Agent, each CP Conduit Purchaser, each APA Bank, each Non-Conduit Purchaser and each Junior Noteholder that at least 51% of the equity interests of Interpace Funding are owned, directly or indirectly, by a “listed entity” (as defined in 31 C.F.R. §1020.315(b)(5)).
(f)    The Administrator hereby represents and warrants to the Trustee, each Administrative Agent, each Funding Agent, each CP Conduit Purchaser, each APA Bank, each Non-Conduit Purchaser and each Junior Noteholder that it intends the Operating Lease to be, and views the Operating Lease as, a single indivisible lease covering all Vehicles leased thereunder, rather than as a collection of separate independent leases governed by similar terms.
Section 8.2.    Covenants of Interpace Funding and the Administrator. Interpace Funding and the Administrator hereby agree, in addition to their obligations hereunder, that:
(a)    they shall observe in all material respects each and every of their respective covenants (both affirmative and negative) contained in the Base Indenture and all other Related Documents to which each is a party;
(b)    they shall afford each Non-Conduit Purchaser, each Funding Agent with respect to a CP Conduit Purchaser Group, each Junior Noteholder the Trustee or any representatives of any such Non-Conduit Purchaser, Funding Agent, Junior Noteholder or the Trustee access to all records relating to the Operating Lease, the Subleases and the Vehicles, at any reasonable time during regular business hours, upon reasonable prior notice (and with one Business Day’s prior notice if an Amortization Event with respect to the Series 2025-1 Notes shall have been deemed to have occurred or shall have been declared to have occurred), for purposes of inspection and shall permit such Non-Conduit Purchaser, such Funding Agent, such Junior Noteholder the Trustee or any representative

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of such Non-Conduit Purchaser, such Funding Agent, such Junior Noteholder or the Trustee to visit any of Interpace Funding’s or the Administrator’s, as the case may be, offices or properties during regular business hours and as often as may reasonably be desired to discuss the business, operations, properties, financial and other conditions of Interpace Funding or the Administrator with their respective officers and employees and with their independent certified public accountants;
(c)    they shall promptly provide such additional financial and other information with respect to the Related Documents, Interpace Funding, the Lessees, the Permitted Sublessees or the Related Documents as either of the Administrative Agents may from time to time reasonably request;
(d)    they shall provide to each Administrative Agent simultaneously with delivery to the Trustee copies of information furnished to the Trustee or Interpace Funding pursuant to the Related Documents as such information relates to all Series of Notes generally or specifically to the Series 2025-1 Notes or the Series 2025-1 Collateral. Each Administrative Agent shall respectively distribute to each Non-Conduit Purchaser, each Funding Agent and each Junior Noteholder copies of all information delivered to it pursuant to this Section 8.2(d);
(e)    they shall not (i) agree to any amendment to the Base Indenture or any other Related Document, or (ii) take any action under the Base Indenture or any other Related Documents, which amendment or action requires the consent or direction of the Requisite Investors, without having received the prior written consent of the Requisite Noteholders;
(f)    they shall provide to each Administrative Agent, each Non-Conduit Purchaser, each Funding Agent and each Junior Noteholder, on each Determination Date, a calculation of the Series 2025-1 Incremental Enhancement Amount as of the last day of the Related Month with respect to such Determination Date;
(g)    they shall provide to each Administrative Agent with ten days’ prior notice of any appointment of an Independent Manager in accordance with the Interpace Funding Limited Liability Company Agreement; provided that if such appointment is to fill a vacancy, such notice shall only be required to be given as promptly as possible;
(h)    they shall promptly provide notice to each Non-Conduit Purchaser, each Junior Noteholder and each Administrative Agent in the event that more than 50% of the sum of the Class A Invested Amount is funded by one or more APA Banks;
(i)    they shall provide to each Administrative Agent on October 1 of each year, beginning on October 1, 2026 an Opinion of Counsel to the effect that no UCC financing or continuation statements are required to be filed with respect to any of the Collateral in which a security interest may be perfected by the filing of UCC financing statements;
(j)    they will maintain in effect and enforce policies and procedures designed to ensure compliance by the Administrator, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions; and

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(k)    as soon as practicable following any change that would result in Interpace Funding no longer being able to make the representation in Section 8.1(e), Interpace Funding shall give each Administrative Agent notice thereof and shall provide such Administrative Agent with a Beneficial Ownership Certification.
ARTICLE IX

THE ADMINISTRATIVE AGENTS
Section 9.1.    Appointment.
(a)    Senior Administrative Agent. Each of the Non-Conduit Purchasers, CP Conduit Purchasers, the APA Banks and the Funding Agents hereby irrevocably designates and appoints the Senior Administrative Agent as the agent of such Person under this Supplement and irrevocably authorizes the Senior Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Supplement and to exercise such powers and perform such duties as are expressly delegated to the Senior Administrative Agent by the terms of this Supplement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Supplement, the Senior Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any Non-Conduit Purchaser, any CP Conduit Purchaser, any APA Bank or any Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Supplement or otherwise exist against the Senior Administrative Agent.
(b)    Junior Administrative Agent. Each of the Junior Noteholders hereby irrevocably designates and appoints the Junior Administrative Agent and, to the extent set forth herein, the Senior Administrative Agent, as the agent of such Person under this Supplement and irrevocably authorizes the Junior Administrative Agent, in such capacity, and/or the Senior Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Supplement and to exercise such powers and perform such duties as are expressly delegated to the Junior Administrative Agent or the Senior Administrative Agent, in each case, by the terms of this Supplement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Supplement, neither the Junior Administrative Agent nor the Senior Administrative Agent shall have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any Junior Noteholder, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Supplement or otherwise exist against the Junior Administrative Agent or the Senior Administrative Agent.
Section 9.2.    Delegation of Duties. Each of the Administrative Agents may execute any of its duties under this Supplement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither of the Administrative Agents shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

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Section 9.3.    Exculpatory Provisions. Neither of the Administrative Agents nor any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Base Indenture, this Supplement or any other Related Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Non-Conduit Purchasers, the CP Conduit Purchasers, the APA Banks, the Funding Agents or the Junior Noteholders for any recitals, statements, representations or warranties made by Interpace Funding, the Lessees, the Permitted Sublessees, the Administrator or any officer thereof contained in this Supplement or any other Related Document or in any certificate, report, statement or other document referred to or provided for in, or received by either of the Administrative Agents under or in connection with, this Supplement or any other Related Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Supplement, any other Related Document, or for any failure of any of Interpace Funding, the Lessees, the Permitted Sublessees or the Administrator to perform its obligations hereunder or thereunder. Neither of the Administrative Agents shall be under any obligation to any Non-Conduit Purchaser, any CP Conduit Purchaser, any APA Bank, any Funding Agent or any Junior Noteholder to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Supplement, any other Related Document or to inspect the properties, books or records of Interpace Funding, the Lessees, the Permitted Sublessees or the Administrator.
Section 9.4.    Reliance by Administrative Agents. Each of the Administrative Agents shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Interpace Funding or the Administrator), independent accountants and other experts selected by such Administrative Agent. Each of the Administrative Agents may deem and treat the registered holder of any Series 2025-1 Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with both Administrative Agents. Each of the Administrative Agents shall be fully justified in failing or refusing to take any action under this Supplement or any other Related Document unless it shall first receive such advice or concurrence of the Requisite Noteholders, as it deems appropriate or it shall first be indemnified to its satisfaction by the Non-Conduit Purchasers, the Funding Agents and the Junior Noteholders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each of the Administrative Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Supplement and the other Related Documents in accordance with a request of the Requisite Noteholders (unless, in the case of any action relating to the giving of consent hereunder, the giving of such consent requires the consent of all Series 2025-1 Noteholders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Non-Conduit Purchasers, the CP Conduit Purchasers, the APA Banks, the Funding Agents and the Junior Noteholders.
Section 9.5.    Notice of Administrator Default or Amortization Event or Potential Amortization Event. Neither of the Administrative Agents shall be deemed to have knowledge

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or notice of the occurrence of any Amortization Event or Potential Amortization Event or any Administrator Default unless such Administrative Agent has received written notice from a Non-Conduit Purchaser, a CP Conduit Purchaser, an APA Bank, a Funding Agent, a Junior Noteholder, Interpace Funding or the Administrator referring to the Indenture or this Supplement, describing such Amortization Event or Potential Amortization Event, or Administrator Default and stating that such notice is a “notice of an Amortization Event or Potential Amortization Event” or “notice of an Administrator Default,” as the case may be. In the event that either of the Administrative Agents receive such a notice, such Administrative Agent shall give notice thereof to the other Administrative Agent, the Non-Conduit Purchasers, the Funding Agents, the Junior Noteholders, the Trustee, Interpace Funding and the Administrator. Such Administrative Agent shall take such action with respect to such event as shall be reasonably directed by the Requisite Noteholders, provided that unless and until such Administrative Agent shall have received such directions, such Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Purchaser Groups and/or the Junior Noteholders, as applicable.
Section 9.6.    Non-Reliance on the Administrative Agents, Other Purchaser Groups and Junior Noteholders. Each of the Non-Conduit Purchasers, the CP Conduit Purchasers, the APA Banks, the Funding Agents and the Junior Noteholders expressly acknowledges that neither the Administrative Agents nor any of their officers, directors, employees, agents, attorneys‑in‑fact or Affiliates has made any representations or warranties to it and that no act by such Administrative Agent hereinafter taken, including any review of the affairs of Interpace Funding, the Lessees, the Permitted Sublessees or the Administrator shall be deemed to constitute any representation or warranty by such Administrative Agent to any such Person. Each of the Non-Conduit Purchasers, the CP Conduit Purchasers, the APA Banks, the Funding Agents and the Junior Noteholders represents to each Administrative Agent that it has, independently and without reliance upon such Administrative Agent or any other Non-Conduit Purchaser, CP Conduit Purchaser, APA Bank, Funding Agent or Junior Noteholder and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Interpace Funding, the Lessees, the Permitted Sublessees and the Administrator and made its own decision to enter into this Supplement. Each of the Non-Conduit Purchasers, the CP Conduit Purchasers, the APA Banks, the Funding Agents and the Junior Noteholders also represents that it will, independently and without reliance upon the Administrative Agents or any other Non-Conduit Purchaser, CP Conduit Purchaser, APA Bank, Funding Agent or Junior Noteholder, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Supplement and the other Related Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Interpace Funding, the Lessees, the Permitted Sublessees and the Administrator. Except for notices, reports and other documents expressly required to be furnished to the Non-Conduit Purchasers, the Funding Agents and the Junior Noteholders by the Administrative Agents hereunder, each Administrative Agent shall have no duty or responsibility to provide any Non-Conduit Purchaser, any CP Conduit Purchaser, any APA Bank, any Funding Agent or any Junior Noteholder with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of Interpace Funding, the Lessees,

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the Permitted Sublessees or the Administrator which may come into the possession of such Administrative Agent or any of its officers, directors, employees, agents, attorneys‑in‑fact or Affiliates.
Section 9.7.    Indemnification. Each Non-Conduit Purchaser, each of the APA Banks in a CP Conduit Purchaser Group and each Junior Noteholder agrees to indemnify each Administrative Agent in its capacity as such (to the extent not reimbursed by Interpace Funding and the Administrator and without limiting the obligation of Interpace Funding and the Administrator to do so), ratably according to their respective Purchaser Group Invested Amount or Noteholder Invested Amount, as applicable, in effect on the date on which indemnification is sought under this Section 9.7 (or if indemnification is sought after the date upon which the Series 2025-1 Notes have been paid in full, ratably in accordance with their respective Purchaser Group Invested Amount or Noteholder Invested Amount, as applicable, immediately prior to the repayment of the Series 2025-1 Notes) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against such Administrative Agent in any way relating to or arising out of this Supplement, any of the other Related Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Administrative Agent under or in connection with any of the foregoing; provided that no Non-Conduit Purchaser, APA Bank, Funding Agent or Junior Noteholder shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from an Administrative Agent’s gross negligence or willful misconduct. The agreements in this Section shall survive the payment of all amounts payable hereunder.
Section 9.8.    The Administrative Agent in Its Individual Capacity. Each of the Administrative Agents and its respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Interpace Funding, the Administrator or any of their Affiliates as though such Administrative Agent were not an Administrative Agent hereunder. With respect to any Series 2025-1 Note held by an Administrative Agent, such Administrative Agent shall have the same rights and powers under this Supplement and the other Related Documents as any APA Bank, Funding Agent or Junior Noteholder and may exercise the same as though it were not the Administrative Agent, and the terms “APA Bank,” “Funding Agent” and “Junior Noteholder” shall include such Administrative Agent in its individual capacity.
Section 9.9.    Resignation of Administrative Agent; Successor Administrative Agent. Either of the Administrative Agents may resign as an Administrative Agent at any time by giving 30 days’ notice to the Non-Conduit Purchasers, the Funding Agents, the Junior Noteholders, the Trustee, Interpace Funding and the Administrator. If (x) JPMorgan Chase Bank, N.A. shall resign as Senior Administrative Agent under this Supplement, then the Requisite Noteholders shall appoint a successor senior administrative agent from among the Non-Conduit Purchasers and Funding Agents and/or (y) Wells Fargo Bank N.A. shall resign as Junior Administrative Agent under this Supplement, then the Requisite Junior Noteholders shall appoint a successor junior administrative agent from among the Junior Noteholders, in either

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case, which such successor administrative agent shall be approved by Interpace Funding and the Administrator (which approval shall not be unreasonably withheld or delayed) whereupon such successor agent shall succeed to the rights, powers and duties of such Administrative Agent, and the term “Senior Administrative Agent” or “Junior Administrative Agent”, as applicable, shall mean such successor agent effective upon such appointment and approval, and such former Administrative Agent’s rights, powers and duties as such Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Supplement. If no successor administrative agent has accepted appointment as “Senior Administrative Agent” or “Junior Administrative Agent”, as applicable, prior to the effective date of the resignation of such Administrative Agent, such retiring Administrative Agent may appoint, after consulting with the Non-Conduit Purchasers, the Funding Agents, in the case of a retiring Junior Administrative Agent, the Junior Noteholders, the Administrator and Interpace Funding, a successor Administrative Agent from among (x) the Non-Conduit Purchasers and the Funding Agents in the case of a retiring Senior Administrative Agent and (y) the Junior Noteholders in the case of a retiring Junior Administrative Agent. If no successor administrative agent has accepted appointment by the date which is thirty (30) days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Administrator shall assume and perform all of the duties of such Administrative Agent hereunder until such time, if any, as the Requisite Noteholders appoint a successor administrative agent as provided for above. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Supplement.
Section 9.10.    Erroneous Payments. (a) Each Funding Agent, Non-Conduit Purchaser and Junior Noteholder hereby agrees that (x) if an Administrative Agent notifies such Funding Agent, Non-Conduit Purchaser or Junior Noteholder that such Administrative Agent has determined in its sole discretion that any funds received by any member of the related Purchaser Group or Junior Noteholder from such Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such member of such Purchaser Group or such Junior Noteholder (whether or not known to such member of such Purchaser Group or such Junior Noteholder), and demands the return of such Payment (or a portion thereof), such member of such Purchaser Group or such Junior Noteholder shall promptly, but in no event later than one Business Day thereafter, return to such Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such member of such Purchaser Group or such Junior Noteholder to the date such amount is repaid to such Administrative Agent at the greater of the Federal Funds Effective Rate and a rate determined by such Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such member of such Purchaser Group or such Junior Noteholder shall not assert, and hereby waives, as to such Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by such Administrative Agent for the return of any Payments received, including without limitation any defense based on

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“discharge for value” or any similar doctrine. A notice of such Administrative Agent to any Funding Agent, Non-Conduit Purchaser or Junior Noteholder under this Section 9.10(a) shall be conclusive, absent manifest error.
(b)    Each member of a Purchaser Group and each Junior Noteholder hereby further agrees that if it receives a Payment from either of the Administrative Agents, or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by such Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each member of a Purchaser Group and each Junior Noteholder agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such member of such Purchaser Group or such Junior Noteholder shall promptly notify such Administrative Agent of such occurrence and, upon demand from such Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to such Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such member of such Purchaser Group or such Junior Noteholder to the date such amount is repaid to such Administrative Agent at the greater of the Federal Funds Effective Rate and a rate determined by such Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
        (c)    Interpace Funding hereby agrees that (x) in the event an erroneous Payment (or portion thereof) is not recovered from any Purchaser Group or any Junior Noteholder that has received such Payment (or portion thereof) for any reason, the applicable Administrative Agent shall be subrogated to all the rights of such Purchaser Group or such Junior Noteholder with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any obligations owed by Interpace Funding.
        (d)    Each party’s obligations under Section 9.10 shall survive the resignation or replacement of either of the Administrative Agents or any transfer of rights or obligations by, or the replacement of, a Purchaser Group or any member thereof or a Junior Noteholder, the repayment or repurchase of the Series 2025-1 Notes or the repayment, satisfaction or discharge of all obligations under any Series 2025-1 Document.
ARTICLE X

THE FUNDING AGENTS
Section 10.1.    Appointment. Each CP Conduit Purchaser and each APA Bank with respect to such CP Conduit Purchaser hereby irrevocably designates and appoints the Funding Agent set forth next to such CP Conduit Purchaser’s name on Schedule I as the agent of such Person under this Supplement and irrevocably authorizes such Funding Agent, in such capacity, to take such action on its behalf under the provisions of this Supplement and to exercise such powers and perform such duties as are expressly delegated to such Funding Agent by the terms of this Supplement, together with such other powers as are reasonably incidental

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thereto. Notwithstanding any provision to the contrary elsewhere in this Supplement, each Funding Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any CP Conduit Purchaser or APA Bank and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Supplement or otherwise exist against each Funding Agent.
Section 10.2.    Delegation of Duties. Each Funding Agent may execute any of its duties under this Supplement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Each Funding Agent shall not be responsible to any CP Conduit Purchaser or any APA Bank in its CP Conduit Purchaser Group for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.
Section 10.3.    Exculpatory Provisions. Each Funding Agent and any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall not be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Base Indenture, this Supplement or any other Related Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the CP Conduit Purchasers and/or APA Banks for any recitals, statements, representations or warranties made by Interpace Funding, the Lessees, the Permitted Sublessees, the Administrator, the Administrative Agents, or any officer thereof contained in this Supplement or any other Related Document or in any certificate, report, statement or other document referred to or provided for in, or received by such Funding Agent under or in connection with, this Supplement or any other Related Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Supplement, any other Related Document, or for any failure of any of Interpace Funding, the Lessees, the Permitted Sublessees, the Administrative Agents, or the Administrator to perform its obligations hereunder or thereunder. Each Funding Agent shall not be under any obligation to any CP Conduit Purchaser or any APA Bank in its CP Conduit Purchaser Group to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Supplement, any other Related Document or to inspect the properties, books or records of Interpace Funding, the Lessees, the Permitted Sublessees, the Administrative Agents, or the Administrator.
Section 10.4.    Reliance by Each Funding Agent. Each Funding Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Interpace Funding or the Administrator), independent accountants and other experts selected by such Funding Agent. Each Funding Agent shall be fully justified in failing or refusing to take any action under this Supplement or any other Related Document unless it shall first receive such advice or concurrence of the Related Purchaser Group, as it deems appropriate or it shall first be indemnified to its satisfaction by the Related Purchaser Group against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

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Section 10.5.    Notice of Administrator Default or Amortization Event or Potential Amortization Event. Each Funding Agent shall not be deemed to have knowledge or notice of the occurrence of any Amortization Event or Potential Amortization Event or any Administrator Default unless such Funding Agent has received written notice from a Non-Conduit Purchaser, a CP Conduit Purchaser, an APA Bank, Interpace Funding, an Administrative Agent or the Administrator referring to the Indenture or this Supplement, describing such Amortization Event or Potential Amortization Event, or Administrator Default and stating that such notice is a “notice of an Amortization Event or Potential Amortization Event” or “notice of an Administrator Default,” as the case may be. In the event that any Funding Agent receives such a notice, such Funding Agent shall give notice thereof to the CP Conduit Purchasers and APA Banks in its CP Conduit Purchaser Group. Such Funding Agent shall take such action with respect to such event as shall be reasonably directed by the CP Conduit Purchasers and APA Banks in its CP Conduit Purchaser Group, provided that unless and until such Funding Agent shall have received such directions, such Funding Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the CP Conduit Purchaser and APA Banks in its CP Conduit Purchaser Group.
Section 10.6.    Non-Reliance on Each Funding Agent and Other CP Conduit Purchaser Groups. Each CP Conduit Purchaser and each of the related APA Banks expressly acknowledge that neither its Funding Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by such Funding Agent hereinafter taken, including any review of the affairs of Interpace Funding, the Lessees, the Permitted Sublessees, the Intermediary, the Administrative Agents, or the Administrator shall be deemed to constitute any representation or warranty by such Funding Agent to any such Person. Each CP Conduit Purchaser and each of the related APA Banks represents to its Funding Agent that it has, independently and without reliance upon such Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Interpace Funding, the Lessees, the Permitted Sublessees, the Administrative Agents, and the Administrator and made its own decision to enter into this Supplement. Each CP Conduit Purchaser and each of the related APA Banks also represents that it will, independently and without reliance upon its Funding Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Supplement and the other Related Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other conditions and creditworthiness of Interpace Funding, the Lessees, the Permitted Sublessees, the Administrative Agents, and the Administrator.
Section 10.7.    Indemnification. Each APA Bank in a CP Conduit Purchaser Group agrees to indemnify its Funding Agent in its capacity as such (to the extent not reimbursed by Interpace Funding and the Administrator and without limiting the obligation of Interpace Funding and the Administrator to do so), ratably according to its respective APA Bank Percentage in effect on the date on which indemnification is sought under this Section 10.7 (or if indemnification is sought after the date upon which the Series 2025-1 Notes have been paid in full, ratably in accordance with their respective Purchaser Group Invested Amounts

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immediately prior to the repayment of the Series 2025-1 Notes) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against such Funding Agent in any way relating to or arising out of this Supplement, any of the other Related Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Funding Agent under or in connection with any of the foregoing; provided that no APA Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such related Funding Agent’s gross negligence or willful misconduct. The agreements in this Section shall survive the payment of all amounts payable hereunder.
ARTICLE XI

GENERAL
Section 11.1.    Successors and Assigns. (a)  This Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that (i) Interpace Funding may not assign or transfer any of its rights under this Supplement without the prior written consent of all of the Series 2025-1 Noteholders, (ii) no Non-Conduit Purchaser may assign or transfer any of its rights under this Supplement other than pursuant to paragraph (e) or (f) below, (iii) no CP Conduit Purchaser may assign or transfer any of its rights under this Supplement other than in accordance with the Asset Purchase Agreement with respect to such CP Conduit Purchaser or otherwise to the APA Bank with respect to such CP Conduit Purchaser or a Program Support Provider with respect to such CP Conduit Purchaser or pursuant to clause (b) or (e) below of this Section 11.1, (iv) no APA Bank may assign or transfer any of its rights or obligations under this Supplement except to a Program Support Provider or pursuant to clause (c), (d) or (e) below of this Section 11.1 and (v) no Junior Noteholder may assign or transfer any of its rights under this Supplement other than pursuant to clause (g) or (h) below of this Section 11.1.
(b)    Without limiting the foregoing, each CP Conduit Purchaser may assign all or a portion of the Purchaser Group Invested Amount with respect to such CP Conduit Purchaser and its rights and obligations under this Supplement and any other Related Documents to which it is a party to a Conduit Assignee with respect to such CP Conduit Purchaser. Prior to or concurrently with the effectiveness of any such assignment (or if impracticable, immediately thereafter), the assigning CP Conduit Purchaser shall notify the Senior Administrative Agent, Interpace Funding, the Trustee and the Administrator thereof. Upon such assignment by a CP Conduit Purchaser to a Conduit Assignee, (A) such Conduit Assignee shall be the owner of the Purchaser Group Invested Amount or such portion thereof with respect to such CP Conduit Purchaser, (B) the related administrative or managing agent for such Conduit Assignee will act as the administrative agent for such Conduit Assignee hereunder, with all corresponding rights and powers, express or implied, granted to the Funding Agent hereunder or under the other Related Documents, (C) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties shall have the benefit of all the rights and protections provided to such CP Conduit Purchaser herein and in the other Related Documents (including, without

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limitation, any limitation on recourse against such Conduit Assignee as provided in this paragraph), (D) such Conduit Assignee shall assume all of such CP Conduit Purchaser’s obligations, if any, hereunder or under the Base Indenture or under any other Related Document with respect to such portion of the Purchaser Group Invested Amount and such CP Conduit Purchaser shall be released from such obligations, (E) all distributions in respect of the Purchaser Group Invested Amount or such portion thereof with respect to such CP Conduit Purchaser shall be made to the applicable agent or administrative agent, as applicable, on behalf of such Conduit Assignee, (F) the definitions of the terms “Class A Monthly Funding Costs” and “Discount” shall be determined in the manner set forth in the definition of “Class A Monthly Funding Costs” and “Discount” applicable to such CP Conduit Purchaser on the basis of the interest rate or discount applicable to commercial paper issued by such Conduit Assignee (rather than such CP Conduit Purchaser), (G) the defined terms and other terms and provisions of this Supplement, the Base Indenture and the other Related Documents shall be interpreted in accordance with the foregoing, and (H) if requested by the Senior Administrative Agent or the agent or administrative agent with respect to the Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Senior Administrative Agent or such agent or administrative agent may reasonably request to evidence and give effect to the foregoing.
(c)    Any APA Bank may, in the ordinary course of its business and in accordance with applicable law, at any time sell all or any part of its rights and obligations under this Supplement and the Class A Notes, with the prior written consent of the Senior Administrative Agent, Interpace Funding and the Administrator (in each case, which consent shall not be unreasonably withheld), to one or more banks (an “Acquiring APA Bank”) pursuant to a transfer supplement, substantially in the form of Exhibit G-1 (the “Transfer Supplement”), executed by such Acquiring APA Bank, such assigning APA Bank, the Funding Agent with respect to such APA Bank, the Senior Administrative Agent, Interpace Funding and the Administrator and delivered to the Senior Administrative Agent. Notwithstanding the foregoing, no APA Bank shall so sell its rights hereunder if such Acquiring APA Bank is not an Eligible Assignee.
(d)    Any APA Bank may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities (“APA Bank Participants”) participations in its Class A Note and its rights hereunder pursuant to documentation in form and substance satisfactory to such APA Bank and the APA Bank Participant; provided, however, that (i) in the event of any such sale by an APA Bank to an APA Bank Participant, (A) such APA Bank’s obligations under this Supplement shall remain unchanged, (B) such APA Bank shall remain solely responsible for the performance thereof and (C) Interpace Funding and each Administrative Agent shall continue to deal solely and directly with such APA Bank in connection with its rights and obligations under this Supplement and (ii) no APA Bank shall sell any participating interest under which the APA Bank Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Supplement, the Base Indenture or any Related Document, except to the extent that the approval of such amendment, consent or waiver otherwise would require the unanimous consent of all APA Banks hereunder. An APA Bank Participant shall have the right to receive Article VII Costs but only to the extent that the related selling APA Bank would have had such right absent the sale of the related participation and, with respect to amounts due pursuant to Section 7.2, only to the extent such APA Bank Participant shall have complied with the provisions of Sections 7.2(e), (g) and (i)

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as if such APA Bank Participant were an APA Bank (it being understood that the documentation required under Section 7.2(e), (g) and (i) shall be delivered to the related selling APA Bank).
(e)    Any CP Conduit Purchaser and the APA Bank with respect to such CP Conduit Purchaser may at any time sell all or any part of their respective rights and obligations, and any Non-Conduit Purchaser may at any time sell all or any part of its rights and obligations, under this Supplement and the Class A Notes with the prior written consent of the Senior Administrative Agent, Interpace Funding and the Administrator (in each case, which consent shall not be unreasonably withheld), (x) to a multi-seller commercial paper conduit and one or more banks providing support to such multi-seller commercial paper conduit or (y) to a financial institution or other entity (an “Acquiring Purchaser Group”) pursuant to a transfer supplement, substantially in the form of Exhibit H-1, executed by such Acquiring Purchaser Group (including the CP Conduit Purchaser and the APA Banks, if any, with respect to such Acquiring Purchaser Group), the Funding Agent, if any, with respect to such Acquiring Purchaser Group, such assigning Purchaser Group (including the APA Banks, if any, with respect to such assigning Purchaser Group), the Funding Agent, if any, with respect to such assigning Purchaser Group and the Administrative Agents, Interpace Funding and the Administrator and delivered to each Administrative Agent. In addition, a (x) multi-seller commercial paper conduit and one or more banks providing support to such multi-seller commercial paper conduit may become a CP Conduit Purchaser Group or (y) a financial institution or other entity may become a Non-Conduit Purchaser pursuant to a purchaser group supplement substantially in the form of Exhibit H-2 (together, with Exhibit H-1 and as applicable, the “Purchaser Group Supplement”).
(f)    Any Non-Conduit Purchaser may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities (“Non-Conduit Purchaser Participants”) participations in its Class A Note and its rights hereunder pursuant to documentation in form and substance satisfactory to such Non-Conduit Purchaser and the Non-Conduit Purchaser Participant; provided, however, that (i) in the event of any such sale by a Non-Conduit Purchaser to a Non-Conduit Purchaser Participant, (A) such Non-Conduit Purchaser’s obligations under this Indenture Supplement shall remain unchanged, (B) such Non-Conduit Purchaser shall remain solely responsible for the performance thereof and (C) Interpace Funding and each Administrative Agent shall continue to deal solely and directly with such Non-Conduit Purchaser in connection with its rights and obligations under this Indenture Supplement and (ii) no Non-Conduit Purchaser shall sell any participating interest under which the Non-Conduit Purchaser Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Supplement, the Base Indenture or any Related Document, except to the extent that the approval of such amendment, consent or waiver otherwise would require the unanimous consent of all Series 2025-1 Noteholders hereunder. A Non-Conduit Purchaser Participant shall have the right to receive Article VII Costs but only to the extent that the related selling Non-Conduit Purchaser would have had such right absent the sale of the related participation and, with respect to amounts due pursuant to Section 7.2, only to the extent such Non-Conduit Purchaser Participant shall have complied with the provisions of Sections 7.2(e), (g) and (i) as if such Non-Conduit Purchaser Participant were a Non-Conduit Purchaser (it being understood that the documentation required under Sections 7.2(e), (g) and (i) shall be delivered to the related selling Non-Conduit Purchaser).

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(g)    Any Junior Noteholder may at any time sell all or any part of its respective rights and obligations under this Supplement and the Class B Notes and/or Class C Notes, as applicable, with the prior written consent of the Junior Administrative Agent, Interpace Funding and the Administrator (in each case, which consent shall not be unreasonably withheld), to a financial institution or other entity (an “Acquiring Junior Noteholder”) pursuant to a transfer supplement, substantially in the form of Exhibit G-2, executed by such Acquiring Junior Noteholder, such assigning Junior Noteholder and the Administrative Agents, Interpace Funding and the Administrator (solely for purposes of acknowledging the assignment and KYC) and delivered to each Administrative Agent.
(h)    Any Junior Noteholder may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities (“Junior Noteholder Participants”) participations in its Class B Note and/or Class C Note and its rights hereunder pursuant to documentation in form and substance satisfactory to such Junior Noteholder and the Junior Noteholder Participant; provided, however, that (i) in the event of any such sale by a Junior Noteholder to a Junior Noteholder Participant, (A) such Junior Noteholder’s obligations under this Indenture Supplement shall remain unchanged, (B) such Junior Noteholder shall remain solely responsible for the performance thereof and (C) Interpace Funding and each Administrative Agent shall continue to deal solely and directly with such Junior Noteholder in connection with its rights and obligations under this Indenture Supplement and (ii) no Junior Noteholder shall sell any participating interest under which the Junior Noteholder Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Supplement, the Base Indenture or any Related Document, except to the extent that the approval of such amendment, consent or waiver otherwise would require the unanimous consent of all Series 2025-1 Noteholders hereunder. A Junior Noteholder Participant shall have the right to receive Article VII Costs but only to the extent that the related selling Junior Noteholder would have had such right absent the sale of the related participation and, with respect to amounts due pursuant to Section 7.2, only to the extent such Junior Noteholder Participant shall have complied with the provisions of Sections 7.2(e), (g) and (i) as if such Junior Noteholder Participant were a Junior Noteholder (it being understood that the documentation required under Sections 7.2(e), (g) and (i) shall be delivered to the related selling Junior Noteholder).
(i)    Interpace Funding authorizes each APA Bank, Non-Conduit Purchaser and Junior Noteholder to disclose to any APA Bank Participant, Acquiring APA Bank, Non-Conduit Purchaser Participant, Junior Noteholder Participant or Acquiring Purchaser Group (each, a “Transferee”) and any prospective Transferee any and all financial information in such APA Bank’s, Non-Conduit Purchaser’s or Junior Noteholder’s possession concerning Interpace Funding, the Collateral, the Administrator and the Related Documents which has been delivered to such APA Bank or Junior Noteholder by Interpace Funding or the Administrator in connection with such APA Bank’s or Junior Noteholder’s credit evaluation of Interpace Funding, the Collateral and the Administrator.
(j)    Notwithstanding any other provision of this Supplement to the contrary, (i) any Non-Conduit Purchaser, any APA Bank or any Program Support Provider may at any time pledge or grant a security interest in all or any portion of its rights under its Class A Note, Class B Note and/or Class C Note and this Supplement to secure obligations of such Non-Conduit Purchaser, such APA Bank or such Program Support Provider to a Federal Reserve Bank or other

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central bank and (ii) any CP Conduit Purchaser may at any time pledge or grant a security interest in all or any portion of its rights under the Class A Note, Class B Note and/or Class C Note held by its Funding Agent to any collateral trustee in order to comply with Rule 3a-7 under the Investment Company Act or otherwise to secure obligations of such CP Conduit Purchaser under its Commercial Paper, in each case without notice to or consent of each Administrative Agent, Interpace Funding or the Administrator; provided that no such pledge or grant of a security interest shall release a Non-Conduit Purchaser, a CP Conduit Purchaser or an APA Bank from any of its obligations hereunder or substitute any such pledgee or grantee for such Non-Conduit Purchaser, such CP Conduit Purchaser or such APA Bank as a party hereto.
(k)    Each APA Bank, Non-Conduit Purchaser and Junior Noteholder that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Interpace Funding, maintain a register on which it enters the name and address of each of their respective participants and the principal amounts (and stated interest) of each such participant’s interest in the Series 2025-1 Notes (the “Participant Register”); provided that no APA Bank, Non-Conduit Purchaser, or Junior Noteholder, as the case may be, shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any Series 2025-1 Notes) to any Person except to the extent that such disclosure is necessary to establish that such Series 2025-1 Notes are in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Section 1.163-5(b) of the proposed United States Treasury Regulations (or any successor version). The entries in the Participant Register shall be conclusive absent manifest error, and each such APA Bank, Non-Conduit Purchaser, and Junior Noteholder shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Supplement notwithstanding any notice to the contrary.
Section 11.2.    Securities Law. Each Non-Conduit Purchaser, CP Conduit Purchaser, APA Bank and Junior Noteholder hereby represents and warrants to Interpace Funding that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act and has sufficient assets to bear the economic risk of, and sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of, its investment in a Series 2025-1 Note. Each Non-Conduit Purchaser, CP Conduit Purchaser, APA Bank and Junior Noteholder agrees that its Series 2025-1 Note will be acquired for investment only and not with a view to any public distribution thereof, and that such Non-Conduit Purchaser, CP Conduit Purchaser, APA Bank and Junior Noteholder will not offer to sell or otherwise dispose of its Series 2025-1 Note (or any interest therein) in violation of any of the registration requirements of the Securities Act, or any applicable state or other securities laws. Each Non-Conduit Purchaser, CP Conduit Purchaser, APA Bank and Junior Noteholder acknowledges that it has no right to require Interpace Funding to register its Series 2025-1 Note under the Securities Act or any other securities law. Each Non-Conduit Purchaser, CP Conduit Purchaser, APA Bank and Junior Noteholder hereby confirms and agrees that in connection with any transfer by it of an interest in the Series 2025-1 Note, such Non-Conduit Purchaser, CP Conduit Purchaser, APA Bank or Junior Noteholder has not engaged and will not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

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Section 11.3.    Adjustments; Set-off. (a)  If any member of a Purchaser Group or a Junior Noteholder (a “Benefited Holder”) shall at any time receive in respect of its Purchaser Group Invested Amount or Noteholder Invested Amount, as applicable, any distribution of principal, interest, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such distribution received by any other Purchaser Group or Noteholder, if any, in respect of such other Purchaser Group’s Purchaser Group Invested Amount or Junior Noteholder’s Noteholder Invested Amount, or interest thereon, such Benefited Holder shall purchase for cash from the other Purchaser Group(s) and/or other Junior Noteholder(s) such portion of such other Purchaser Group’s or other Junior Noteholder’s interest in the Series 2025-1 Notes, or shall provide such other Purchaser Group(s) and/or other Junior Noteholder(s) with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Holder to share the excess payment or benefits of such collateral or proceeds ratably with the other Purchaser Group(s) and/or Junior Noteholder(s); provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Holder, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Interpace Funding agrees that any Purchaser Group or Junior Noteholder so purchasing a portion of another Purchaser Group’s Purchaser Group Invested Amount or Junior Noteholder’s Noteholder Invested Amount, as applicable, may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Purchaser Group or Junior Noteholder were the direct holder of such portion.
(b)    In addition to any rights and remedies of the Purchaser Groups or Junior Noteholders provided by law, each member of a Purchaser Group and each Junior Noteholder shall have the right, without prior notice to Interpace Funding, any such notice being expressly waived by Interpace Funding to the extent permitted by applicable law, upon any amount becoming due and payable by Interpace Funding hereunder or under the Series 2025-1 Notes to set-off and appropriate and apply against any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Purchaser Group or such Junior Noteholder to or for the credit or the account of Interpace Funding. Each Non-Conduit Purchaser, CP Conduit Purchaser, APA Bank and Junior Noteholder agrees promptly to notify Interpace Funding, the Administrator and the Administrative Agents after any such set-off and application made by such Non-Conduit Purchaser, CP Conduit Purchaser, APA Bank or Junior Noteholder; provided that the failure to give such notice shall not affect the validity of such set-off and application.
Section 11.4.    No Bankruptcy Petition. (a)  Each of the Administrative Agents, the Non-Conduit Purchasers, the CP Conduit Purchasers, the APA Banks, the Funding Agents and the Junior Noteholders hereby covenants and agrees that, prior to the date which is one year and one day after the later of payment in full of all Series of Notes, it will not institute against, or join any other Person in instituting against, Interpace Funding any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.
(b)    Interpace Funding, the Trustee, each Administrative Agent, the Administrator, each CP Conduit Purchaser, each Non-Conduit Purchaser, each Funding Agent and

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each APA Bank hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper issued by, or for the benefit of, a CP Conduit Purchaser, it will not institute against, or join any other Person in instituting against, such CP Conduit Purchaser (or the Person issuing Commercial Paper for the benefit of such CP Conduit Purchaser) any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.
(c)    This covenant shall survive the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.
Section 11.5.    Limited Recourse. (a)  Notwithstanding anything to the contrary contained herein, any obligations of each CP Conduit Purchaser hereunder to any party hereto are solely the corporate or limited liability company obligations of such CP Conduit Purchaser and shall be payable at such time as funds are received by or are available to such CP Conduit Purchaser in excess of funds necessary to pay in full all of its outstanding Commercial Paper and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against such CP Conduit Purchaser but shall continue to accrue. Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11 of the Bankruptcy Code) of any such party against a CP Conduit Purchaser shall be subordinated to the payment in full of all of its Commercial Paper.
(b)    No recourse under any obligation, covenant or agreement of any CP Conduit Purchaser contained herein shall be had against any incorporator, stockholder, member, officer, director, employee or agent of such CP Conduit Purchaser, its administrative agent, the Funding Agent with respect to such CP Conduit Purchaser or any of their Affiliates by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Supplement is solely a corporate or limited liability company obligation of such CP Conduit Purchaser individually, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, member, officer, director, employee or agent of such CP Conduit Purchaser, its administrative agent, the Funding Agent with respect to such CP Conduit Purchaser or any of its Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of such CP Conduit Purchaser contained in this Supplement, or implied therefrom, and that any and all personal liability for breaches by such CP Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, member, officer, director, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Supplement; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or omissions made by them. The provisions of this Section 11.5 shall survive termination of this Supplement.
Section 11.6.    Costs and Expenses. Interpace Funding agrees to pay on demand (x) all reasonable out-of-pocket costs and expenses of each Administrative Agent (including, without limitation, reasonable fees and disbursements of counsel to such Administrative Agent), each Purchaser Group and each Junior Noteholder (including in connection with the preparation, execution and delivery of this Supplement the reasonable fees and disbursements of one counsel, other than counsel to the Administrative Agents, for all such

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Purchaser Groups and Junior Noteholders) in connection with (i) the preparation, execution and delivery of this Supplement and the other Related Documents and any amendments or waivers of, or consents under, any such documents (including the fees of any rating agency to confirm the commercial paper rating of the related CP Conduit Purchaser) and (ii) the enforcement by any Administrative Agent, any Non-Conduit Purchaser, any Funding Agent or any Junior Noteholder of the obligations and liabilities of Interpace Funding, the Lessees, the Permitted Sublessees and the Administrator under the Indenture, this Supplement, the other Related Documents or any related document and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Supplement and the other Related Documents and (y) all reasonable out of pocket costs and expenses of the Administrative Agents (including, without limitation, reasonable fees and disbursements of counsel to each Administrative Agent) in connection with the administration of this Supplement and the other Related Documents. Any payments made by Interpace Funding pursuant to this Section 11.6 shall be made solely from funds available in the Series 2025-1 Distribution Account for the payment of Article VII Costs, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against Interpace Funding to the extent that insufficient funds exist to make such payment. The agreements in this Section shall survive the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.
Section 11.7.    Exhibits. The following exhibits attached hereto supplement the exhibits included in the Base Indenture.

Exhibit A:	Forms of Alternative Funding Notes
Exhibit A-1:	Form of Alternative Funding Note, Class A
Exhibit A-2: Exhibit A-3:	Form of Alternative Funding Note, Class B Form of Alternative Funding Note, Class C
Exhibit B:	Form of Consent
Exhibit C:	Form of Series 2025-1 Demand Note
Exhibit D:	Form of Multi-Series Letter of Credit
Exhibit E:	Form of Lease Payment Deficit Notice
Exhibit F:	Form of Demand Notice
Exhibit G-1:	Form of Transfer Supplement (Purchaser Group)
Exhibit G-2:	Form of Transfer Supplement (Junior Noteholder)
Exhibit H-1:	Form of Purchaser Group Supplement (Transfer)
Exhibit H-2:	Form of Purchaser Group Supplement (Additional Purchaser Group)
Exhibit I:	Form of Confirmation of Registration
Section 11.8.    Ratification of Base Indenture. As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.
Section 11.9.    Counterparts; Electronic Execution. This Supplement may be executed in any number of counterparts (including by facsimile or electronic transmission

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(including .pdf file, .jpeg file, Adobe Sign, or DocuSign)), each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart signature page of this Supplement by facsimile or any such electronic transmission shall be effective as delivery of a manually executed counterpart of this Supplement and shall have the same legal validity and enforceability as a manually executed signature to the fullest extent permitted by applicable law. Any electronically signed document delivered via email from a person purporting to be an authorized officer shall be considered signed or executed by such authorized officer on behalf of the applicable person and will be binding on all parties hereto to the same extent as if it were manually executed.
Section 11.10.    Governing Law. This Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.
Section 11.11.    Amendments and Waivers. This Supplement may be modified, amended or waived from time to time in accordance with the terms of the Base Indenture; provided, that (i) if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment, modification or waiver of this Supplement, such requirement shall be satisfied if such amendment, modification or waiver is consented to by the Requisite Noteholders; (ii) any amendment, modification or waiver of this Supplement that would materially and adversely affect the Class B Noteholders shall require the consent of each Class B Noteholder; and (iii) any amendment, modification or waiver of this Supplement that would materially and adversely affect the Class C Noteholders shall require the consent of each Class C Noteholder; (iv) any amendment, modification or waiver of the definition of “Class A Applicable Margin” that would increase such percentage by more than 175 basis points shall require the consent of the Initial Class B Noteholders and the Initial Class C Noteholders; (v) any change in the definition of the terms “Series 2025-1 Required Operating Lease Vehicle Amount”, “Series 2025-1 Enhancement Amount”, “Series 2025-1 Liquidity Amount”, or any defined term used for the purpose of any such definitions shall require the consent of each affected Series 2025-1 Noteholder; and (vi) any change in the definition of “Depreciation Percentage” or “Depreciation Schedule” (each as defined in the Base Indenture), or any defined term used for the purpose of any such definition, shall require the consent of 100% of the Series 2025-1 Noteholders. Notwithstanding any of the foregoing to the contrary, the Senior Administrative Agent and Interpace Funding shall have the ability to replace the Benchmark with a Benchmark Replacement and the Senior Administrative Agent and Interpace Funding shall have the ability to make any related Benchmark Replacement Conforming Changes in accordance with the terms of Section 7.4 without the consent of any Noteholder, the Trustee or Enhancement Provider. If, in connection with any amendment, modification or waiver, the Class A Noteholders receive an economic benefit, incentive or fee from Interpace Funding for participation with respect to such amendment, modification or waiver, Interpace Funding shall offer a comparable benefit, incentive or fee on substantially similar terms to the Class B Noteholders and the Class C Noteholders with respect to such amendment, modification or waiver.
Section 11.12.    Discharge of Indenture. Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section

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11.1(b) of the Base Indenture will be effective as to the Series 2025-1 Notes without the consent of the Requisite Noteholders.
Section 11.13.    Capitalization of Interpace Funding. Interpace Funding agrees that on the Series 2025-1 Closing Date it will have capitalization in an amount equal to or greater than 3% of the sum of (x) the Series 2025-1 Invested Amount and (y) the invested amount of each other Series of Notes outstanding on such date.
Section 11.14.    Consent of Required Noteholders.
(a)    Subject to Section 11.11 above, any action pursuant to Section 8.13 or Article 9 of the Base Indenture that requires the consent of, or is permissible at the direction of, the Requisite Investors or the Required Noteholders with respect to the Series 2025-1 Notes pursuant to the Base Indenture shall only be allowed with the consent of, or at the direction of, the Required Controlling Class Series 2025-1 Noteholders. Any other action pursuant to any Related Document which requires the consent or approval of, or the waiver by, the Required Noteholders with respect to the Series 2025-1 Notes shall require the consent or approval of, or waiver by the Requisite Noteholders.
(b)    Subject to Section 11.11 above and clause (a) of this Section 11.14, any action pursuant to Section 8.9(c) of the Base Indenture shall only be allowed with the consent of the Initial Class B Noteholders and the Initial Class C Noteholders, in addition to any other consent required with respect to such action as set forth in the Base Indenture or any Related Document.
(c)    Interpace Funding shall not create, assume, incur, suffer to exist or otherwise become or remain liable in respect of any Indebtedness without the prior written consent of the Initial Class B Noteholders and the Initial Class C Noteholders, as applicable.
Section 11.15.    Series 2025-1 Demand Notes. Other than pursuant to a demand thereon pursuant to Section 3.5, Interpace Funding shall not reduce the amount of the Series 2025-1 Demand Notes or forgive amounts payable thereunder so that the outstanding principal amount of the Series 2025-1 Demand Notes after such reduction or forgiveness is less than the Series 2025-1 Allocated Multi-Series Letter of Credit Liquidity Amount. Interpace Funding shall not agree to any amendment of the Series 2025-1 Demand Notes without the consent of the Requisite Noteholders and without first satisfying the Rating Agency Confirmation Condition and the Rating Agency Consent Condition.
Section 11.16.    Termination of Supplement. This Supplement shall cease to be of further effect when all outstanding Series 2025-1 Notes theretofore authenticated (or registered in the case of Uncertificated Notes) and issued have been delivered (other than destroyed, lost, or stolen Series 2025-1 Notes which have been replaced or paid) to the Trustee for cancellation (or de-registration in the case of Uncertificated Notes) and Interpace Funding has paid all sums payable hereunder and, if the Series 2025-1 Demand Note Payment Amount on the Multi-Series Letter of Credit Termination Date was greater than zero, the Series 2025-1 Cash Collateral Account Surplus shall equal zero, the Demand Note Preference Payment Amount shall have been reduced to zero and all amounts have been withdrawn from the Series 2025-1 Cash Collateral Account in accordance with Section 3.8(h).

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Section 11.17.    Collateral Representations and Warranties of Interpace Funding. Interpace Funding hereby represents and warrants to the Trustee, each Administrative Agent, each Funding Agent, each Purchaser Group and each Junior Noteholder that:
(a)    the Base Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Trustee for the benefit of the Noteholders, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from Interpace Funding. This Supplement will create a valid and continuing security interest (as defined in the applicable UCC) in the Series 2025-1 Collateral in favor of the Trustee for the benefit of the Series 2025-1 Noteholders, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from Interpace Funding.
(b)    The Collateral and the Series 2025-1 Collateral (in each case, other than the Vehicles) consist of “instruments,” “general intangibles” and “deposit accounts” within the meaning of the applicable UCC.
(c)    Interpace Funding owns and has good and marketable title to the Collateral and the Series 2025-1 Collateral free and clear of any lien, claim or encumbrance of any Person.
(d)    With respect to the portion of the Collateral that consists of instruments, all original executed copies of each instrument that constitute or evidence part of the Collateral have been delivered to the Trustee. None of the instruments that constitute or evidence the Collateral have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee.
(e)    With respect to the portion of the Collateral that consists of general intangibles, Interpace Funding has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Trustee under the Base Indenture.
(f)    With respect to the portion of the Collateral and the Series 2025-1 Collateral that consists of deposit or securities accounts maintained with a bank other than the Trustee (collectively, the “Bank Accounts”), Interpace Funding has delivered to the Trustee a fully executed agreement pursuant to which the bank maintaining the Bank Accounts has agreed to comply with all instructions originated by the Trustee directing disposition of the funds in the Bank Accounts without further consent by Interpace Funding. The Bank Accounts are not in the name of any person other than Interpace Funding or the Trustee. Interpace Funding has not consented to the bank maintaining the Bank Accounts to comply with instructions of any person other than the Trustee.
(g)    Other than the security interest granted to the Trustee under the Base Indenture and this Supplement, Interpace Funding has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral or the Series 2025-1 Collateral. Interpace Funding has not authorized the filing of and is not aware of any

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financing statements against Interpace Funding that includes a description of collateral covering the Collateral other than any financing statement under the Base Indenture or that has been terminated. Interpace Funding is not aware of any judgment or tax lien filings against Interpace Funding.
(h)    Interpace Funding has not authorized the filing of and is not aware of any financing statements against Interpace Funding that include a description of collateral covering the Collateral other than any financing statements (i) relating to the security interest granted to the Trustee in the Base Indenture or (ii) that has been terminated.
Section 11.18.    No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee, each Administrative Agent, any Non-Conduit Purchaser, any Funding Agent, any CP Conduit Purchaser, any APA Bank or any Junior Noteholder, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.
Section 11.19.    Waiver of Setoff. Notwithstanding any other provision of this Supplement or any other agreement to the contrary, all payments to the Administrative Agents, the Non-Conduit Purchasers, the Funding Agents, the CP Conduit Purchasers, the APA Banks and the Junior Noteholders hereunder shall be made without set-off or counterclaim.
Section 11.20.    Notices. All notices, requests, instructions and demands to or upon any party hereto to be effective shall be given (i) in the case of Interpace Funding, the Administrator and the Trustee, in the manner set forth in Section 13.1 of the Base Indenture and (ii) in the case of the Administrative Agents, the Non-Conduit Purchasers, the CP Conduit Purchasers, the APA Banks, the Funding Agents and the Junior Noteholders, in writing and delivered in person, delivered by email (provided that such email may contain a link to a password-protected website containing such notice for which the recipient has granted access) or mailed by first-class mail (registered or certified, return receipt requested), facsimile or overnight air courier guaranteeing next day delivery, addressed as follows in the case of the Administrative Agents and to the addresses therefor set forth in Schedule I, in the case of the Non-Conduit Purchasers, the CP Conduit Purchasers, the APA Banks, the Funding Agents and the Junior Noteholders; or to such other address as may be hereafter notified by the respective parties hereto:
Senior Administrative Agent:

JPMorgan Chase Bank, N.A.
c/o JPMorgan Securities LLC
10 South Dearborn – 7th Floor
Chicago, Illinois 60603
Attention:
Email:

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Junior Administrative Agent:

Wells Fargo Bank N.A.
c/o Wells Fargo Corporate & Investment Banking
550 S. Tryon – 5th Floor
Charlotte, North Carolina 28202-4200
Attention:
Email:

Moody’s:

Moody’s Ratings
7 World Trade Center
250 Greenwich Street
New York, New York 10007
Email:

Section 11.21.    Confidential Information. (a)  The Trustee and each Series 2025-1 Noteholder will maintain the confidentiality of all Confidential Information in accordance with procedures adopted by the Trustee or such Series 2025-1 Noteholder in good faith to protect Confidential Information of third parties delivered to such Person; provided, that such Person may deliver or disclose Confidential Information to: (i) such Person’s directors, trustees, officers, employees, agents, attorneys, independent or internal auditors and affiliates who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 11.21; (ii) (x) such Person’s financial advisors and other professional advisors or (y) in the case of a CP Conduit Purchaser (or any administrative agent on its behalf), any collateral trustee appointed by such CP Conduit Purchaser in order to comply with Rule 3a-7 under the Investment Company Act, in each case, who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 11.21; (iii) any other Series 2025-1 Noteholder; (iv) any Person of the type that would be, to such Person’s knowledge, permitted to acquire Series 2025-1 Notes in accordance with the requirements of the Indenture to which such Person sells or offers to sell any such Series 2025-1 Note or any part thereof or any participation therein and that agrees to hold confidential the Confidential Information substantially in accordance with this Section 11.21 (or in accordance with such other confidentiality procedures as are acceptable to Interpace Funding); (v) any federal or state or other regulatory, governmental or judicial authority having jurisdiction over such Person; (vi) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about the investment portfolio of such Person, (vii) any reinsurers or liquidity or credit providers that agree to hold confidential the Confidential Information substantially in accordance with this Section 11.21 (or in accordance with such other confidentiality procedures as are acceptable to Interpace Funding); (viii) any Person acting as a placement agent or dealer with respect to any commercial paper (provided that any Confidential Information provided to any such

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placement agent or dealer does not reveal the identity of ABG or any of its Affiliates); (ix) any other Person with the consent of Interpace Funding; or (x) any other Person to which such delivery or disclosure may be necessary or appropriate (A) to effect compliance with any law, rule, regulation, statute or order applicable to such Person, (B) in response to any subpoena or other legal process upon prior notice to Interpace Funding (unless prohibited by applicable law, rule, order or decree or other requirement having the force of law), (C) in connection with any litigation to which such Person is a party upon prior notice to Interpace Funding (unless prohibited by applicable law, rule, order or decree or other requirement having the force of law) or (D) if an Amortization Event with respect to the Series 2025-1 Notes has occurred and is continuing, to the extent such Person may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Series 2025-1 Notes, the Indenture or any other Related Document; and provided, further, however, that delivery to Series 2025-1 Noteholders of any report or information required by the terms of the Indenture to be provided to Series 2025-1 Noteholders shall not be a violation of this Section 11.21. For the avoidance of doubt, nothing herein shall prohibit any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any party. Each Series 2025-1 Noteholder agrees, except as set forth in clauses (v), (vi) and (x) above, that it shall use the Confidential Information for the sole purpose of making an investment in the Series 2025-1 Notes or administering its investment in the Series 2025-1 Notes. In the event of any required disclosure of the Confidential Information by such Series 2025-1 Noteholder, such Series 2025-1 Noteholder agrees to use reasonable efforts to protect the confidentiality of the Confidential Information. Each Series 2025-1 Noteholder, by its acceptance of a Series 2025-1 Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 11.21.
(b)    For the purposes of this Section 11.21, “Confidential Information” means information delivered to the Trustee or any Series 2025-1 Noteholder by or on behalf of Interpace Funding in connection with and relating to the transactions contemplated by or otherwise pursuant to the Indenture and the Related Documents; provided, that such term does not include information that: (i) was publicly known or otherwise known to the Trustee or such Series 2025-1 Noteholder prior to the time of such disclosure; (ii) subsequently becomes publicly known through no act or omission by the Trustee, any Series 2025-1 Noteholder or any person acting on behalf of the Trustee or any Series 2025-1 Noteholder; (iii) otherwise is known or becomes known to the Trustee or any Series 2025-1 Noteholder other than (x) through disclosure by Interpace Funding or (y) as a result of the breach of a fiduciary duty to Interpace Funding or a contractual duty to Interpace Funding; (iv) relates to Interpace Funding’s performance of, an Amortization Event or Potential Amortization Event under, or furnished by Interpace Funding in connection with, the Indenture to the extent that information is used by any Series 2025-1 Noteholder and its affiliates, in connection with the exercise, waiver or amendment of  its rights or obligations under, related to or arising out of the Indenture or any other Related Document or other transactions that such Series 2025-1 Noteholder and affiliates may have with Interpace Funding and its affiliates including but not limited to any related hedges or hedging activities; or (v) is allowed to be treated as non-confidential by consent of Interpace Funding.
Section 11.22.    Information. (a)  The Trustee shall promptly provide to the Administrative Agents a copy of each notice, opinion of counsel, certificate or other item

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delivered to, or required to be provided by, the Trustee pursuant to this Supplement or any other Related Document.
(b)    Interpace Funding shall promptly provide to the Administrative Agents a copy of the financial information and any other materials required to be delivered to Interpace Funding pursuant to Section 31.5(i) and (ii) under the Operating Lease. The Senior Administrative Agent shall provide copies of all such information and other materials furnished to it by Interpace Funding pursuant to this Section 11.22 to each Funding Agent and each Non-Conduit Purchaser. The Junior Administrative Agent shall provide copies of all such information and other materials furnished to it by Interpace Funding pursuant to this Section 11.22 to each Junior Noteholder.
Section 11.23.    Waiver of Jury Trial, etc. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUPPLEMENT, THE SERIES 2025-1 NOTES OR ANY OTHER SERIES 2025-1 DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE PARTIES HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS SUPPLEMENT.
Section 11.24.    Submission to Jurisdiction. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK CITY, STATE OF NEW YORK, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENT, THE SERIES 2025-1 NOTES OR ANY OTHER SERIES 2025-1 DOCUMENT AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION EACH MAY NOW OR HEREAFTER HAVE, TO THE LAYING OF VENUE IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AS WELL AS ANY RIGHT EACH MAY NOW OR HEREAFTER HAVE, TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. NOTHING CONTAINED HEREIN SHALL PRECLUDE ANY PARTY HERETO FROM BRINGING AN ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENT, THE SERIES 2025-1 NOTES OR ANY OTHER SERIES 2025-1 DOCUMENT IN ANY OTHER COUNTRY, STATE OR PLACE HAVING JURISDICTION OVER SUCH ACTION OR PROCEEDING.
Section 11.25.    U.S. Patriot Act Notice. Each Funding Agent and Non-Conduit Purchaser that is subject to the requirements of the U.S. Patriot Act (Title III of Pub.: 107-56 (the “Patriot Act”) hereby notifies Interpace Funding that, pursuant to Section 326

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thereof, it is required to obtain, verify and record information that identifies Interpace Funding, including the name and address of Interpace Funding and other information allowing such Funding Agent and Non-Conduit Purchaser to identify Interpace Funding in accordance with the Patriot Act.
Section 11.26.    Acknowledgement Regarding Any Supported QFCs.
(a)    To the extent that the Related Documents provide support, through a guarantee or otherwise, for any Swap Agreement (including any Series 2025-1 Interest Rate Cap) or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Related Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Related Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Transaction Documents were governed by the laws of the United States or a state of the United States.
(b)    As used in this Section 11.26, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

    “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

    “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

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“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
Section 11.27.    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in this Supplement, in any Related Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under this Supplement or any Related Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Supplement; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
Section 11.28.    Additional Terms of the Class C Notes. In connection with its purchase of the Class C Notes or any beneficial interest therein, each Class C Noteholder hereby acknowledges, agrees and represents that:
(a)    it is purchasing an amount of Class C Notes (or beneficial interest therein) that is equal to, or greater than, a minimum amount of U.S.$2,000,000.00 (the “Minimum Denomination”);
(b)    (A) (1) for so long as the Class C Noteholder holds such Class C Notes (or a beneficial interest therein), it is not, and will not acquire such Class C Notes or interest therein on behalf of, or with the assets of, any person that is classified for U.S. federal income tax purposes as a partnership, subchapter S corporation or grantor trust, or (2)(I) none of the direct or indirect beneficial owners of any interest in the Class C Noteholder have or ever will have more than 50% of the value of its interest in the Class C Noteholder attributable to the aggregate interest in the Class C Noteholder in the combined value of the Class C Notes and any other interests of Interpace Funding held by the Class C Noteholder, and (II) it is not and will not be a principal purpose of the arrangement involving the investment of the Class C Noteholder in the Class C Notes and any equity interests of Interpace Funding to permit Interpace Funding to satisfy the 100 partner limitation of Treasury Regulation Section 1.7704-1(h)(1)(ii), or (B) the Class C Noteholder will deliver a written opinion of nationally recognized U.S. tax counsel that such purchase will not cause Interpace Funding to be treated as a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes;
(c)    the Class C Noteholder will not sell, transfer, assign, participate, pledge or otherwise dispose of or cause to be marketed any Class C Note or any equity interest in Interpace Funding, (A) in an amount that is below the Minimum Denomination, (B) on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code and Treasury Regulation Section 1.7704-1(b), including without limitation, an interdealer quotation system that

AMERICAS 131302117

regularly disseminates firm buy or sell quotations by identified brokers or dealers or (C) if such acquisition would cause the combined number of holders and beneficial owners of (1) Class C Notes, (2) any other Notes or similar instruments issued by Interpace Funding for which Interpace Funding has not received an opinion that such Notes or similar instruments “will” be treated as indebtedness for U.S. federal income tax purposes, and (3) any equity interests in Interpace Funding to exceed 90 persons;
(d)    the Class C Noteholder will not enter into any financial instrument payments on which are, or the value of which is, determined in whole or in part by reference to the Class C Notes or Interpace Funding (including the amount of Interpace Funding distributions on such Class C Notes, the value of Interpace Funding’s assets, or the result of Interpace Funding’s operations), or any contract that otherwise is described in Treasury Regulation Section 1.7704-1(a)(2)(i)(B) with respect to such Class C Notes or Interpace Funding; and
(e)    the Class C Noteholder (i) is not, and is not acquiring or holding the Class C Notes (or any interest therein) for or on behalf of, or with the assets of, a Benefit Plan Investor, (ii) represents that if it is a governmental, church, non-U.S. or other plan, or any entity whose underlying assets include assets of any such plan, (I) its acquisition, holding and disposition of such Note will not constitute or result in a violation of any Similar Laws and (II) it is not, and for so long as it holds such Class C Notes or interest therein will not be, subject to any federal, state, local or non-U.S. law or regulation that could cause the underlying assets of Interpace Funding to be treated as assets of the investor in any Note (or any interest therein) by virtue of its interest and thereby subject Interpace Funding (or persons responsible for the investment and operation of Interpace Funding’s assets) to any Similar Laws, and (iii) will not sell, transfer, assign, participate or otherwise dispose of or cause to be marketed any Class C Notes (or any interest therein) unless the transferee delivers a supplement referred to in Section 11.1(g).
Any purchase of the Class C Notes or transfer of the Class C Notes that occurs without delivery of the supplement referred to in Section 11.1(g) or that otherwise would cause Interpace Funding to not be able to rely on any of the safe harbors of Treasury Regulations Section 1.7704-1 (establishing that interests in Interpace Funding are not readily tradable on a secondary market or the substantial equivalent thereof for purposes of Section 7704(b) of the Code), will be void ab initio and of no force or effect.

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IN WITNESS WHEREOF, each of the parties hereto have caused this Supplement to be duly executed by their respective duly authorized officers as of the date above first written.

INTERPACE FUNDING LLC, as Issuer

By:	/s/ David Calabria
Name: David Calabria
Title: President
[Signature Page to Series 2025-1 Supplement]

AMERICAS 131302117

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee and
Series 2025-1 Agent

By:	/s/ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President

[Signature Page to Series 2025-1 Supplement]

AMERICAS 131302117

JPMORGAN CHASE BANK, N.A., as Senior
Administrative Agent

By:	/s/ Josh Harraka
Name: Josh Harraka
Title: Vice President

[Signature Page to Series 2025-1 Supplement]

AMERICAS 131302117

WELLS FARGO BANK, N.A., as Junior
Administrative Agent

By:	/s/ Joseph McElroy
Name: Joseph McElroy
Title: Managing Director

[Signature Page to Series 2025-1 Supplement]

AMERICAS 131302117

AGREED, ACKNOWLEDGED AND CONSENTED:

CHARIOT FUNDING LLC,
as a CP Conduit Purchaser under the Series
2025-1 Supplement
By: /s/ Josh Harraka
Name: Josh Harraka
Title: Vice President
JPMORGAN CHASE BANK, N.A.,
as a Funding Agent and an APA Bank under
the Series 2025-1 Supplement
By: /s/ Josh Harraka
Name: Josh Harraka
Title: Vice President
[Signature Page to Series 2025-1 Supplement]

AMERICAS 131302117

AGREED, ACKNOWLEDGED AND CONSENTED:

ATLANTIC ASSET SECURITIZATION LLC,
as a CP Conduit Purchaser under the Series
2025-1 Supplement
By: Crédit Agricole Corporate and Investment Bank,
as Attorney-in-fact
By: /s/ Bruce Deane
Name: Bruce Deane
Title: Managing Director

By: /s/ Carlos E. Caixa
Name: Carlos E. Caixa
Title: Managing Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Funding Agent and an APA Bank under
the Series 2025-1 Supplement
By: /s/ Bruce Deane
Name: Bruce Deane
Title: Managing Director

By: /s/ Carlos E. Caixa
Name: Carlos E. Caixa
Title: Managing Director

[Signature Page to Series 2025-1 Supplement]

AMERICAS 131302117

BANK OF AMERICA, N.A.,
as a Non-Conduit Purchaser under the Series
2025-1 Supplement
By: /s/ Andrew Estes
Name: Andrew Estes
Title: Director
[Signature Page to Series 2025-1 Supplement]

AMERICAS 131302117

WELLS FARGO BANK, N.A.,
as a Non-Conduit Purchaser under the Series
2025-1 Supplement
By: /s/ Joseph McElroy
Name: Joseph McElroy
Title: Managing Director

[Signature Page to Series 2025-1 Supplement]

AMERICAS 131302117

Massachusetts Mutual Life Insurance Company,
as a Class B Noteholder under the Series
2025-1 Supplement
By: Centerbridge Martello Advisors, LLC,
a Delaware limited liability company,
its Investment Manager
By: /s/ Richard Grissinger
Name: Richard Grissinger
Title: Authorized Signatory
[Signature Page to Series 2025-1 Supplement]

AMERICAS 131302117

Massachusetts Mutual Life Insurance Company,
as a Class C Noteholder under the Series
2025-1 Supplement
By: Centerbridge Martello Advisors, LLC,
a Delaware limited liability company,
its Investment Manager
By: /s/ Richard Grissinger
Name: Richard Grissinger
Title: Authorized Signatory
[Signature Page to Series 2025-1 Supplement]

AMERICAS 131302117

AVIS BUDGET CAR RENTAL, LLC,
as Administrator
By: /s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

[Signature Page to Series 2025-1 Supplement]

AMERICAS 131302117

SCHEDULE I TO SERIES 2025-1 SUPPLEMENT
CP Conduit Purchaser Groups
Non-Conduit Purchasers

Junior Noteholders

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